                                            LOAN AND SECURITY AGREEMENT
                                            ---------------------------

                                                   by and among

                                     HARBORSIDE HEALTHCARE CORPORATION, et al.
                                                   as Borrowers

                                                        and

                                          HELLER HEALTHCARE FINANCE, INC.
                                                as Agent and Lender

                                                        and

                            FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF
                                                    as Lenders

                                                September 13 , 2002

                                                                      - i -

                                                                       - ii -

                   Section 2.3.    Collections, Disbursements, Borrowing Availability,
                                        and Lockbox Account......................................................22
                   Section 2.4.    Fees..........................................................................24

                                                                        - iii -

                   Section 3.8.    No Liens and Encumbrances; No Disposition of the

                                                                        - iv -

                   Section 4.50.   Indebtedness to HHLP Collecting Bank, Intermediate

                                                                        - v -

ARTICLE VIII      EVENTS OF DEFAULT61

ARTICLE X         MISCELLANEOUS    74

                                                                        - vi -

List of Exhibits
List of Schedules

                                                                        - vii -

                                            LOAN AND SECURITY AGREEMENT
                                            ---------------------------

         THIS LOAN AND  SECURITY  AGREEMENT  (this  "Agreement")  is made as of  September 13,  2002,  by and among
HARBORSIDE  HEALTHCARE  CORPORATION,  a Delaware corporation (the "Company") and each direct or indirect Subsidiary of the Company  identified on the signature  pages of this  Agreement  (collectively,  "Borrowers"),  the financial institutions(s)  listed on the signature  pages hereof,  and their  respective  successors  and Eligible  Assignees
(individually,  "Lender" and, collectively,  "Lenders") and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation
(in its capacity as the agent for the Lenders, "Agent").

                                                     RECITALS
                                                     --------

         A........Borrowers  desire  to  establish  certain  financing  arrangements  with and  borrow  funds  from
Lenders,  and Lenders are willing to establish  such  arrangements  for and make loans and  extensions of credit to
Borrowers, on the terms and conditions set forth below.

         B........The parties desire to define the terms and conditions of their  relationship  and to reduce their agreements to writing.

         NOW,  THEREFORE,  in  consideration  of the promises and covenants  contained in this  Agreement,  and for other good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged,  the parties covenant and agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS
                                                    -----------

         As used in this Agreement,  unless  otherwise  specified,  all references to "Sections" shall be deemed to refer to Sections of this  Agreement.  The  definitions  in this  Agreement  shall  apply  equally to singular  and plural  forms of the  defined  terms and,  whenever  the  context  may  require,  any  pronoun  shall  include  the corresponding  masculine  feminine and neuter forms.  Accounting terms not otherwise  defined herein shall have the meanings  ascribed to them in accordance  with GAAP.  The  following  terms used in this  Agreement  shall have the respective  meanings  provided  for in the UCC:  "Chattel  Paper",  "Deposit  Account",  "Documents",  "Equipment",
"Fixtures", General Intangibles", "Goods", "Instruments", "Inventory", "Letter of Credit", "Proceeds".

         The following terms shall have the meanings set forth below:

         Section 1.1. .....Account.  "Account"  means any right to  payment of a  monetary  obligation,  whether or
                           --------
not earned by  performance,  including,  but not  limited  to, the right to payment  of  management  fees.  Without limiting the generality of the foregoing,  the term "Account"  shall further include any "account" (as that term is
defined  in  the  Uniform   Commercial   Code  now  or  hereafter  in  effect),   any  accounts   receivable,   any
"health-care-insurance  receivables"  (as that term is defined in the Uniform  Commercial  Code now or hereafter in effect),  any "payment  intangibles"  (as that term is defined in the Uniform  Commercial  Code now or hereafter in effect) and all other rights to payment of every kind and description, whether or not earned by performance.

         Section 1.2. .....Account  Debtor.  "Account  Debtor"  means  any  Person  obligated  on  any  Account  of
                           ----------------
Borrower   (other   than   Specified   Borrowers),    including   without   limitation,   any   Insurer   and   any
Medicaid/Medicare/TRICARE Account Debtor.

         Section 1.3.......Additional  Commitment  Amount.  "Additional  Commitment  Amount" means the Maximum Term
                           -------------------------------
Facility Amount less the Initial Maximum Term Facility Amount.

         Section 1.4.......Adjusted  Cash Flow.  "Adjusted  Cash  Flow"  means for the then most  recent  preceding
                           --------------------
twelve (12) month period,  Net Operating  Income of the Mortgage  Borrowers less the greater of (a) $300 per bed at the Mortgaged  Facilities capital replacement  reserve or (b) Agent's  engineer's estimate of the cost of necessary or  appropriate  capital  replacements  at the  Mortgaged  Facilities;  such  calculation  of Adjusted Cash Flow is subject to further  adjustment  by Agent for pro forma  revenue  and expense  changes,  and  otherwise,  in Agent's reasonable  credit judgment  consistent with Agent's general business  practices,  including,  without  limitation,
reductions  arising  from  Medicare  rate  expirations  and/or  pro  forma  general  liability   insurance  expense
adjustments.

         Section 1.5. .....Affiliate.  "Affiliate"  means,  as to any Person (a) any other Person  which,  directly
                           ----------
or indirectly,  is in control of, is controlled  by, or is under common control with such Person,  or (b) any other
Person who is a director  or officer  (i) of such  Person,  (ii) of any  Subsidiary  of such Person or (iii) of any
Person described in clause (a) above.  For purposes of this  definition,  control of a Person shall mean the power, direct or indirect,  (x) to vote 25% or more of the  securities  having  ordinary  voting power for the election of directors of such person,  whether by ownership of securities,  contract,  proxy or otherwise,  or (y) to direct or cause to direction of the  management and policies of such Person,  whether by ownership of  securities,  contract, proxy or otherwise.

         Section 1.6. .....Agent's  Concentration  Account.  "Agent's  Concentration  Account"  has the meaning set
                           --------------------------------
forth in Section 2.3(c).

         Section 1.7. .....Agreement.  "Agreement"  means this Loan and  Security  Agreement,  as it may be amended
                           ----------
or supplemented from time to time, together with all attachments,  exhibits,  schedules, riders and addenda, all of which are incorporated herein by this reference and made a part hereof.

         Section 1.8.......Appraisal.  "Appraisal"  means an  appraisal  report in form and content  acceptable  to
                           ----------
Lender,  prepared by an independent MAI appraiser in accordance with the Financial  Institutions  Reform,  Recovery and Enforcement Act ("FIRREA") and the regulations promulgated pursuant to such act.

         Section 1.9.......Approved Acquisition  Transaction.  "Approved  Acquisition  Transaction" has the meaning
                           ----------------------------------
set forth in Exhibit X.

         Section 1.10......Approved  Capital Lease  Indebtedness.  "Approved  Capital Lease  Indebtedness"  has the
                           --------------------------------------
meaning set forth in Exhibit X.

         Section 1.11......Approved   Indebtedness.   "Approved   Indebtedness"   has  the  meaning  set  forth  in
                           ------------------------
Exhibit X.

         Section 1.12......Approved  Insurer Account  Debtors.  "Approved  Insurer Account Debtors" has the meaning
                           -----------------------------------
set forth in Section 2.3(a).

         Section 1.13......Approved  Lease  Transaction.  "Approved  Lease  Transaction"  has the meaning set forth
                           -----------------------------
in Exhibit X.

         Section 1.14......Bank Letter of Credit.  "Bank  Letter of Credit"  means each Letter of Credit  issued by
                           ----------------------
a bank  acceptable  to and approved by Agent for the account of  Borrowers  and  supported by a risk  participation agreement issued by Agent.

         Section 1.15. ....Borrowed  Money.   "Borrowed  Money"  means,   with  respect  to  any  Person,   without
                           ----------------
duplication  (a) all  indebtedness  for borrowed  money,  (b) all  obligations  of such Person  evidenced by bonds, debentures,  notes or similar  instruments,  or upon which interest payments are customarily made, (c) that portion of  obligations  with respect to capital  leases that is properly  classified  as a liability on a balance sheet in conformity  with GAAP,  (d) any  obligations  of such Person  issued or assumed as the deferred  purchase  price of property or services  purchased by such Person (other than trade debt incurred and accrued  expenses payable in the ordinary  course of business  and due within six (6) months of the  incurrence  thereof or  evidenced  by a note or other  instrument  or, if overdue for more than 6 months,  as to which a dispute  exists and  adequate  reserves in conformity with GAAP have been  established on the books of such Person),  (e) all Borrowed Money of others secured by (or for which the holder of such Borrowed Money has an existing  right,  contingent or otherwise,  to be secured
by) any Lien on, or payable out of the proceeds of production  from, any property or asset owned,  held or acquired by such Person  regardless of whether the  indebtedness  secured  thereby shall have been assumed by that Person or is  nonrecourse  to the  credit of that  Person,  (f) all  guaranty  obligations  of such  Person in respect of any
Borrowed  Money of any other  Person,  (g) the maximum  amount of all standby  letters of credit issued or bankers'
acceptances  facilities  created  for the  account of such  Person  and,  without  duplication,  all  drafts  drawn thereunder (to the extent  unreimbursed),  (h) the principal  balance  outstanding  under any synthetic  lease, tax retention  operating lease,  off-balance sheet loan or similar off-balance sheet financing product plus any accrued
                                                                                                   ----
interest  thereon,  and (i) the  Borrowed Money of any  partnership or  unincorporated  joint venture in which such
Person is a general partner or joint  venturer;  but excluding  letters of credit  supporting the purchase of goods in the ordinary  course of business and expiring no more than six months from the date of issuance;  provided  that
(x) obligations in respect of Rate Protection Agreements,  and (y) obligations  relating to Bowie Center L.P. shall not be included in this  definition at any time and (z) interest  expense in respect of the  obligations  described in clause (y) shall be excluded from all calculations of financial tests under this Agreement.

         Section 1.16......Borrower.  "Borrower" has the meaning set forth in the Preamble.
                           ---------

         Section 1.17. ....Borrowing Base.  "Borrowing Base" has the meaning set forth in Section 2.1A(d).
                           ---------------

         Section 1.18. ....Business Day.  "Business  Day" means any day on which  financial  institutions  are open
                           -------------
for business in the State of New York, excluding Saturdays and Sundays.

         Section 1.19......Cash Equivalents.  "Cash Equivalents"  means:  (a) marketable  direct obligations issued
                           ----------------
or  unconditionally  guaranteed by the United States  Government or issued by any agency  thereof and backed by the full  faith  and  credit  of the  United  States,  in each  case  maturing  within  one (1)  year  from the date of acquisition  thereof;  (b) readily  marketable direct  obligations  issued by any state of the United States or any political  subdivision thereof having one of the two highest rating categories  obtainable from Standard and Poor's
Corporation  ("S&P") or Moody's Investors  Service,  Inc.  ("Moody's"),  (c) commercial paper maturing no more than one (1) year from the date issued and, at the time of  acquisition,  having a rating of at least A-1 from S&P or at least A-2 or higher from  Moody's;  (d) certificates  of deposit or bankers'  acceptances  maturing  within one (1)
year from the date of issuance thereof issued by, or overnight  reverse  repurchase  agreements from any depository institution  organized  under the laws of the United  States of America,  or any state  thereof or the  District of
Columbia,  having combined  capital and surplus of not less than  $250,000,000  and not subject to setoff rights in favor of such bank for debt for Borrowed Money and  (e) investment  property held in any investment  fund investing
95% of its assets in securities of the type described in clauses (a) through (d) above.

         Section 1.20......Census  Amount.  "Census  Amount" means the number of beds for which services are billed
                           ---------------
for all  Facilities,  other than Facilities  added after the Closing Date that are only managed by a Borrower,  and are neither owned nor leased by a Borrower.

         Section 1.21......Change in Control.  "Change in Control"  means the  occurrence  of any of the  following
                           ------------------
events:  (a) at any time prior to an IPO by the Company,  (i) Investcorp  and its Affiliates and any Person that is a member of the senior management of the Company,  or any entity the majority of the equity ownership  interests of which is owned by such senior  management  of the  Company,  shall cease to own,  directly  or  indirectly,  in the aggregate,  at least fifty one percent (51%) of the issued and  outstanding  voting stock of the Company,  free and clear of all Liens or (ii) at any time  individuals  who,  as of the  Closing  Date,  were  members of the board of directors of the Company  (together  with any new director  whose  election by the Company's  board of directors or whose nomination for election by the Company's  shareholders  were approved by a vote of at least a majority of the directors  then in office who  themselves  were  either  directors  as of the  Closing  Date or whose  election  or nomination for election was  previously so approved)  cease for any reason to constitute at least a majority of the members of the board of  directors  of the  Company  then in office or (b) at any time after an IPO by the  Company
(i) any  Person,  other than  Investcorp and its  Affiliates  shall own,  directly or indirectly,  in the aggregate thirty percent (30%) or more of the outstanding  voting stock of the Company (ii) at any time  individuals  who, as of the Closing Date,  were members of the board of directors of the Company  (together  with any new director whose election by the Company's board of directors or whose  nomination for election by the Company's  shareholders  were approved by a vote of at least a majority of the directors then in office who themselves  were either  directors as of the Closing Date or whose election or nomination  for election was previously so approved)  cease for any reason to constitute at least a majority of the members of the board of directors of the Company then in office.

         Section 1.22. ....Charges.  "Charges" has the meaning set forth in Section 6.6.
                           --------

         Section 1.23. ....Closing;  Closing  Date.  "Closing"  and  "Closing  Date" have the meanings set forth in
                           ------------------------
Section 5.3.

         Section 1.24. ....Collateral.  "Collateral"  means,  collectively,  the  Personal  Property  and the  Real
                           ----------
Property.  Collateral shall not include (a) any assets  (including  Accounts and real property) or capital stock of any  Specified  Borrower,  or (b) any permits or licenses in which a landlord  under a Lessee  Lease  entered  into following the date hereof has requested a security  interest from its Borrower  tenant,  to the extent permitted by
Section 3.1(a)(vi).

         Section 1.25. ....Commitment Fee.  "Commitment Fee" has the meaning set forth in Section 2.4(a).
                           ---------------

         Section 1.26. ....Consent Borrowing.  "Consent Borrowing" has the meaning set forth in Section 2.2(a).
                           ------------------

         Section 1.27. ....Controlled  Group.  "Controlled  Group" means all businesses  that would be treated as a
                           ------------------
single employer under Section 4001(b) of ERISA.

         Section 1.28. ....Copyrights.   "Copyrights"   means  collectively  all  of  the  following  (a) all  U.S.
                           ----------
copyrights,  rights and interests in  copyrights,  works  protectable  by copyright,  copyright  registrations  and copyright applications,  (b) all renewals of any of the foregoing;  (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the  foregoing,  including damages or payments for past,  present or future  infringements  of any of the foregoing;  (d) the right to sue for past,  present and future  infringements  of any of the foregoing;  and (e) all rights  corresponding to any of the foregoing throughout the world.

         Section 1.29. ....Daily  Interest   Amount.   "Daily  Interest  Amount"  has  the  meaning  set  forth  in
                           -------------------------
Section 9.8(a)(3).

         Section 1.30. ....Daily   Interest   Rate.   "Daily   Interest   Rate"  has  the   meaning  set  forth  in
                           ------------------------
Section 9.8(a)(3)

         Section 1.31. ....Daily   Loan   Balance.   "Daily   Loan   Balance"   has  the   meaning   set  forth  in
                           -----------------------
Section 9.8(a)(3).

         Section 1.32......Debt Service Coverage Ratio.       "Debt  Service  Coverage  Ratio" has the  meaning set
                           ----------------------------
forth in Section 6.22.

         Section 1.33......Default.  "Default" means any event,  condition or circumstance  that with the giving of
                           --------
notice, the lapse of time, or both, would become an Event of Default.

         Section 1.34......Default Rate.    "Default  Rate" means a rate per annum  equal to two  percent  (2%) per
                           -------------
annum above the then  applicable  rate at which  interest  accrues in respect of the applicable  Obligations  under this Agreement prior to the occurrence of an Event of Default.

         Section 1.35......Defaulted  Amount.  "Defaulted  Amount"  means,  with respect to any Lender at any time,
                           ------------------
any amount  required  to be paid  hereunder  or under any other Loan  Document  by such  Lender to the Agent or any other Lender that has not been so paid.

         Section 1.36......Defaulting  Lender.  "Defaulting  Lender"  means,  at any time,  any Lender  that owes a
                           -------------------
Defaulted Amount.

         Section 1.37......Depository Banks.  "Depository Banks" has the meaning set forth in Section 2.3(a).
                           -----------------

         Section 1.38......Distributions.  "Distributions" has the meaning set forth in Section 7.6.
                           --------------

         Section 1.39......Eligible  Assignee.  "Eligible  Assignee"  shall mean (a) a  commercial  bank  organized
                           -------------------
under the laws of the United States,  or any state thereof,  and having a combined  capital and surplus of at least
$100,000,000 (or $250,000,000 in the case of an assignment of a Revolving  Facility  commitment);  (b) a commercial bank organized under the laws of any other country which is a member of the Organization  for Economic  Cooperation and Development  (the "OECD"),  or a political  subdivision of any such country,  and having a combined capital and surplus  of at  least  $100,000,000  (or  $250,000,000  in  the  case  of an  assignment  of a  Revolving  Facility commitment),  provided  that such bank is acting  through a branch or agency  located in the country in which it is organized or another  country  which is also a member of the OECD;  (c) any  other  entity which is an  "accredited investor" (as defined in Regulation D under the  Securities  Act) which extends  credit or buys loans as one of its businesses,  including but not limited to, insurance companies,  mutual funds and lease financing companies,  (d) a
Related  Fund (as such term is  defined in  Section 9.5(d)),  and (e) a  Person  that is  primarily  engaged in the business of lending that is (i) a  Subsidiary  of a Lender,  (ii) a  Subsidiary  of a Person of which a Lender is a
Subsidiary,  or (iii) a  Person of which a Lender is a  Subsidiary;  provided,  however,  that no  Affiliate of any
                                                                     --------   -------
Borrower shall be an Eligible Assignee.

         Section 1.40. ....ERISA.  "ERISA" has the meaning set forth in Section 4.12.
                           ------

         Section 1.41......Escalated Amounts.   "Escalated Amounts" has the meaning set forth in Section 2.4(c).
                           ------------------

         Section 1.42. ....Event of Default.  "Event of Default"  and "Events of  Default"  have the  meanings  set
                           -----------------
forth in Section 8.1.

         Section 1.43......Facilities.  "Facilities"  means  all  hospitals,  outpatient  clinics,  long  term care
                           -----------
facilities,  nursing homes, rehabilitation facilities,  assisted living facilities,  independent living facilities, hospice facilities,  medical office buildings or other healthcare facilities owned, leased,  managed or operated by
Borrowers or their direct or indirect  wholly-owned  Subsidiaries.  "Facility" means any given healthcare  facility operated by any Borrower or its direct or indirect Subsidiaries.

         Section 1.44......Facing Fee.  "Facing Fee" has the meaning set forth in Section 2.4(c).
                           -----------

         Section 1.45......Facility  Deposit  Accounts.  "Facility  Deposit  Accounts" has the meaning set forth in
                           ----------------------------
Section 2.3(a).

         Section 1.46......Fixed Charge  Coverage  Ratio.  "Fixed Charge  Coverage Ratio" has the meaning set forth
                           ------------------------------
in Section 6.22.

         Section 1.47......Fixed Charges.  "Fixed  Charges"  means,  during any period,  with respect to Borrowers,
                           ----------------
on a consolidated  basis,  the sum of (a) Lease  Expenses paid directly to the relevant  landlord  (including  base rent and additional rent but excluding any property  taxes),  (b)  Interest  Expense  (excluding any interest which accrues, but is not paid currently),  (c) scheduled  amortization payments of principal with regard to all Borrowed
Money (excluding  (i) any final maturity  payments of principal,  (ii) principal  payments on the Subordinated Debt and (iii) principal  payments on or before the Closing Date under the Credit Agreement dated as of August 11,  1998 by and among  Borrowers  and The Chase  Manhattan  Bank,  as agent for itself and the other lenders who are parties thereto,  as amended,  and (d) all cash dividends or other cash  distributions,  direct or indirect,  in respect of any class of stock or other equity interest of the Borrowers  (except to the extent  permitted by Section  7.6(b));
provided that Fixed Charges for any period shall include  payments of principal of Borrowed Money  described (I) in clause (f) of the  definition  thereof  only to the extent  that the primary  obligor  thereon has not in fact made such payment by the time when Fixed Charges are being calculated,  or (II) in clause (i) of the definition  thereof only to the extent of the  Borrowers'  interest in the  applicable  partnership  or joint  venture or such  greater portion of such  payments,  if any,  that any  Borrower  may be  obligated  to pay  because  of the  failure of the partnership or joint venture to have made such payments by the time when Fixed Charges are being calculated.

         Section 1.48......Fremont.  "Fremont"  means Fremont  Investment & Loan, a California  industrial bank and
                           --------
a participant in the Loans, and its successors and assigns.

         Section 1.49. ....GAAP.  "GAAP" means generally  accepted  accounting  principles  applied in a consistent
                           -----
manner.

         Section 1.50. ....Governmental   Agency.   "Governmental   Agency"   has  the   meaning   set   forth   in
                           ----------------------
Section 3.1(b)(viii).

         Section 1.51. ....Governmental  Authority.  "Governmental  Authority"  means  and  includes  any  federal,
                           ------------------------
state,  District of Columbia,  county,  municipal,  or other  government  and any  department,  commission,  board, bureau, agency or instrumentality thereof, whether domestic or foreign.

         Section 1.52. ....Healthcare Laws.  "Healthcare Laws" has the meaning set forth in Section 4.27.
                           ----------------

         Section 1.53. ....Hazardous  Material.  "Hazardous  Material"  means any substances  defined or designated
                           --------------------
as hazardous or toxic waste, hazardous or toxic material,  hazardous or toxic substance,  or other similar term, by any  environmental  statute,  rule or  regulation  or any  Governmental  Authority  applicable  to  Borrower or its business, operations or assets.

         Section 1.54. ....Heller.  "Heller" means Heller Healthcare Finance, Inc., a Delaware corporation.
                           -------

         Section 1.55......HHLP  Collecting   Bank.   "HHLP   Collecting   Bank"  has  the  meaning  set  forth  in
                           ------------------------
Section 2.3(a).

         Section 1.56......HHLP Concentration  Account.  "HHLP Concentration  Account" has the meaning set forth in
                           ----------------------------
Section 2.3(a).

         Section 1.57. ....Highest  Lawful Rate.  "Highest  Lawful Rate" means the maximum  lawful rate of interest
                           ---------------------
referred to in Section 2.7 that may accrue pursuant to this Agreement.

         Section 1.58......HIPAA.  "HIPAA" means the Health Insurance  Portability and  Accountability Act of 1996,
                           ------
as the same may be amended,  modified or supplemented  from time to time, and any successor  statute  thereto,  and any and all rules or regulations promulgated from time to time thereunder.

         Section 1.59......HIPAA  Compliance  Date.   "HIPAA   Compliance  Date"  has  the  meaning  set  forth  in
                           ------------------------
Section 4.30.

         Section 1.60......HIPAA  Compliance  Plan.   "HIPAA   Compliance  Plan"  has  the  meaning  set  forth  in
                           ------------------------
Section 4.30.

         Section 1.61......HIPAA Compliant.  "HIPAA Compliant" has the meaning set forth in Section 4.30.
                           ----------------

         Section 1.62......Indebtedness.   "Indebtedness"  means,  without  duplication,  (i) all  obligations  for
                           -------------
Borrowed Money,  (ii) all items that, in accordance with GAAP, would be included in determining  total  liabilities as shown on the  liability  side of a balance  sheet of a Borrower  as of the date on which  Indebtedness  is to be determined,  (iii) all  obligations of any other person or entity which any Borrower has  guaranteed,  and (iv) the
Obligations.

         Section 1.63......Indemnitee.  "Indemnitee" has the meaning set forth in Section 10.16.
                           -----------

         Section 1.64......Initial Period.  "Initial Period" has the meaning set forth in Section 2.9(a).
                           ----------------

         Section 1.65......Initial Maximum Term Facility  Amount.  "Initial  Maximum Term Facility  Amount" has the
                           --------------------------------------
meaning set forth in Section 2.1B(a).

         Section 1.66......Insurer.  "Insurer"  means a Person that insures a Patient  against certain of the costs
                           --------
incurred in the receipt by such Patient of Medical  Services,  or that has an agreement with Borrower to compensate
Borrower for providing goods or services to a Patient.

         Section 1.67......Intercreditor  Agreement.   "Intercreditor   Agreement"  means  those  certain  Accounts
                           -------------------------
Receivable  Intercreditor  Agreements  dated on or about the date  hereof by and among  the  Company,  Agent,  THCI
Company,  LLC, THCI Mortgage  Holding Company LLC, and/or certain of their  respective  affiliates and subsidiaries named therein.

         Section 1.68......Intermediate  Collecting  Bank.  "Intermediate  Collecting  Bank"  has the  meaning  set
                           -------------------------------
forth in Section 2.3(a).

         Section 1.69......Intermediate  Concentration  Account.   "Intermediate   Concentration  Account  has  the
                           -------------------------------------
meaning set forth in Section 2.3(a).

         Section 1.70......Intellectual  Property.   "Intellectual  Property"  means,  collectively,   all  of  the
                           -----------------------
following: Copyrights, Patents and Trademarks.

         Section 1.71......Interest  Period.  "Interest  Period"  means,  in  connection  with each LIBOR loan,  an
                           -----------------
interest  period which Borrower shall elect to be applicable to such Loan,  which Interest Period shall be either a one (1) or three (3) month period.

         Section 1.72......Interest Ratio.  "Interest Ratio" has the meaning set forth in Section 9.8(a)(3).
                           --------------

         Section 1.73......Interest  Settlement  Date.  "Interest  Settlement  Date" has the  meaning  set forth in
                           --------------------------
Section 9.8(a)(4).

         Section 1.74......Investcorp.  "Investcorp" means Investcorp S.A., a Luxembourg corporation.
                           ----------

         Section 1.75......Issuing Lender.  "Issuing Lender" has the meaning set forth in Section 2.1A(e)(6).
                           ---------------

         Section 1.76......Leases.  "Leases"  means all  leases  and  subleases  affecting  the use,  enjoyment  or
                           -------
occupancy of the Real Property,  including  without  limitation,  resident care  agreements and service  agreements that include an occupancy agreement, whether now existing or hereafter arising.

         Section 1.77......Lender.  "Lender" has the meaning set forth in the Preamble.
                           -------
         Section 1.78......Lender  Letter  of  Credit.  "Lender  Letter of  Credit"  has the  meaning  set forth in
                           ---------------------------
Section 2.1A(e).

         Section 1.79......Lessee Leases.  "Lessee Leases" has the meaning set forth in Section 4.36.
                           --------------

         Section 1.80......Letter  of  Credit   Fee.   "Letter  of  Credit  Fee"  has  the  meaning  set  forth  in
                           -------------------------
Section 2.4(c).

         Section 1.81......Letter of Credit  Liability.  "Letter of Credit  Liability" means all  reimbursement and
                           ----------------------------
other  liabilities  of any Borrower with respect to each Lender Letter of Credit,  including  without  duplication:
(a) the amount  available to be drawn at the time of  determination;  (b) all  amounts which have been paid or made available  by any  Lender  issuing a Lender  Letter of  Credit or any bank  issuing a Bank  Letter of Credit to the extent not debited to the Revolving  Facility or the Term Facility pursuant to  Section 2.1A(e)(1),  as applicable, or otherwise reimbursed; and (c) all unpaid interest, fees and expenses related thereto.

         Section 1.82......Letter of Credit  Reserve.  "Letter  of Credit  Reserve"  means at any time,  the sum of
                           --------------------------
the Revolving Letter of Credit Reserve and the Term Letter of Credit Reserve.

         Section 1.83......LIBOR.  "LIBOR" means,  for each Interest  Period, a rate per annum equal to the offered
                           ------
rate for U.S.  dollar  deposits  on  Telerate  Page 3750  as of 11:00 a.m.  London time (or such other pages as may replace the Telerate Page on that service for the purposes of displaying  London  interbank  offered rates of major banks).  LIBOR for each  calendar  month  shall be fixed based upon LIBOR  published  prior to and in effect on the first (1st) business day of such month.

         Section 1.84......Lien.   "Lien"  means  any  mortgage,   pledge,   hypothecation,   assignment,   deposit
                           -----
arrangement,  encumbrance,  lien  (statutory or otherwise),  charge or other security  interest or any  preference, priority or other  security  agreement or  preferential  arrangement of any kind or nature  whatsoever  (including, without  limitation,  any  conditional  sale or other  title  retention  agreement  and any  capital  lease  having substantially the same practical effect as any of the foregoing).

         Section 1.85......Loans.  "Loans" means advances under the Revolving Facility and the Term Facility.
                           ------

         Section 1.86......Loan  Documents.  "Loan  Documents"  means and includes this Agreement,  the Notes,  the
                           ----------------
Mortgages,  the Officer's  Certificate  of the Chief  Financial  Officer of the Borrower  delivered by Borrowers at
Closing,  and each and every other  document now or hereafter  executed or certified  and delivered by or on behalf of Borrowers in connection  with this Agreement,  as any of them may be amended,  modified,  increased,  renewed or restated from time to time.

         Section 1.87......Lockbox Agreements.  "Lockbox Agreements" has the meaning set forth in Section 2.3(d).
                           -------------------

         Section 1.88......Material  Adverse  Effect.  "Material  Adverse  Effect"  shall  mean any fact,  event or
                           --------------------------
circumstance  that,  alone or when taken with other events or conditions  occurring or existing  concurrently  with such event or  condition  (a) has or is  reasonably  expected to have a material  adverse  effect on the  business, operations,  condition  (financial or otherwise),  assets,  liabilities,  or properties of the Borrowers taken as a whole; (b) has or is reasonably  expected to have any material adverse effect on the validity or  enforceability of this Agreement or the Loan  Documents;  (c) materially  adversely  affects or is reasonably  expected to materially adversely affect the ability of Borrowers to pay and perform the Obligations;  (d) materially  adversely affects or is  reasonably  expected  to  materially  adversely  affect the  ability of the Agent or the Lenders to enforce its rights and remedies  under this  Agreement or any of the Loan  Documents;  or (e) has or is reasonably  expected to have a material  adverse  effect on the  Collateral,  the Liens of Lender in the Collateral or the priority of such
Liens.

         Section 1.89......Maturity Date.  "Maturity Date" has the meaning set forth in Section 2.8.
                           ---------------
         Section 1.90......Maximum  Revolving  Facility  Amount.   "Maximum  Revolving  Facility  Amount"  has  the
                           -------------------------------------
meaning set forth in Section 2.1A(a).

         Section 1.91......Maximum  Term  Facility  Amount.  "Maximum  Term  Facility  Amount"  has the meaning set
                           --------------------------------
forth in Section 2.1B(a).

         Section 1.92......Mechanics Claims.  "Mechanics Claims" has the meaning set forth in Section 6.6.
                           ------------------

         Section 1.93......Medicaid/Medicare/TRICARE  Account  Debtor.  "Medicaid/Medicare/TRICARE  Account Debtor"
                           -------------------------------------------
means any Account  Debtor  which is (a) the United  States of America  acting under the  Medicaid/Medicare  program established  pursuant to the Social  Security Act,  (b) the United States of America acting under TRICARE,  (c) any state or the  District of Columbia  acting  pursuant to a health plan  adopted  pursuant to Title XIX of the Social
Security Act or (d) any agent, carrier, administrator or intermediary for any of the foregoing.

         Section 1.94......Medical  Services.  "Medical  Services" means medical and health care services  provided
                           ------------------
to a Patient,  including,  but not limited to, medical and health care services provided to a Patient and performed by any Borrower which are covered by a policy of insurance issued by an Insurer,  and includes physician  services,
nurse  and  therapist   services,   dental  services,   hospital  services,   skilled  nursing  facility  services,
comprehensive  outpatient  rehabilitation  services, home health care services,  hospice services,  residential and out-patient  behavioral  healthcare  services,  and medicine or health care equipment provided by any Borrower to a
Patient for a necessary or specifically requested valid and proper medical or health purpose.

         Section 1.95......Minimum  Census  Amount.  "Minimum  Census  Amount"  means ninety  percent  (90%) of the
                           ------------------------
Starting Census Amount for the Facilities taken as a whole.

         Section 1.96......Mortgage  Borrowers.  "Mortgage  Borrowers"  means the  owners  and  lessees of the Real
                           --------------------
Property, as listed in Schedule 1.119.
                       --------------

         Section 1.97......Mortgaged  Facilities.  "Mortgaged  Facilities"  means the  Facilities  located  on Real
                           ----------------------
Property.

         Section 1.98......Mortgages.  "Mortgages" means the mortgages,  deeds of trust,  collateral assignments of
                           ----------
leases or other real estate security  documents  delivered by any Mortgage Borrower to Agent, on behalf of Lenders, with respect to the Real Property in form and substance reasonably satisfactory to Agent.

         Section 1.99......Net  Operating  Income.  "Net  Operating  Income"  shall  mean for any period Net Income
                           -----------------------
generated by the provision of Medical  Services  plus,  to the extent  included in the  calculation  of Net Income,
without  duplication,   the  sum  of  (i) Tax  Expense  (not  including  property  taxes),  (ii) Interest  Expense,
(iii) Depreciation  Expense,   (iv) Amortization  Expense,   (v) non-cash  insurance  related  expenses  (including
increases in  incurred-but-not-reported  (IBNR) reserves), and (vi) amortization of goodwill;  provided however, if
                                                                                               -------- -------
such Net Income is  generated  by an entity in which  Borrowers  are less than a 100%  owner,  then such Net Income shall be included in Net  Operating  Income only to the extent  that  Borrowers'  ownership  of an interest in such entity entitles it to a share in the net income thereof, and then only to the extent of such share.

         Section 1.100.....Notes.  "Notes"  shall mean any  promissory  note in the form  attached as Exhibits A-1
                           ------                                                                     -------------
and A-2, from time to time evidencing  Borrowers'  obligation to pay the  Obligations,  including,  but not limited
-------
to, the Term Note and the Revolving Note, as any of them may be amended, modified,  increased,  renewed or restated
from time to time.

         Section 1.101.....Obligations.  "Obligations"  means,  without  duplication,  (a) the  principal  of,  and
                           ------------
interest on, the Notes and all other sums,  fees,  charges and expenses due or payable under this  Agreement or the other Loan Documents,  (b) all  agreements and covenants with and  obligations to Lender arising under,  out of, or as a result of or in connection with the Loan Documents,  (c) all amounts advanced by Lender to preserve,  protect, defend,  and enforce its rights under this  Agreement  and the other Loan  Documents,  including  its rights in the
Collateral,  and all  expenses  incurred  by Lender in  connection  therewith  and due and  payable  under the Loan
Documents,  and (d) any and all other present and future  indebtedness,  liabilities  and obligations of every kind and nature  whatsoever  of the  Borrowers to the Lender under the Loan  Documents,  including  without  limitation,
Letter of Credit  Reserve  howsoever  created,  arising or  evidenced,  whether  direct or  indirect,  absolute  or contingent,  joint or several,  both now and  hereafter  existing,  or due or to become due,  whether as  borrower, guarantor, surety, indemnitor, assignor, pledgor or otherwise.

         Section 1.101A....Participation  Agreement.  "Participation  Agreement"  has  the  meaning  set  forth  in
                           -------------------------
Section 9.5(b).

         Section 1.102.....Patents.  "Patents"  means  collectively  all of the following (a) all U.S.  patents and
                           -------
patent applications and the inventions and improvements  described and claimed therein, and patentable  inventions;
(b)  the  reissues,  divisions,  continuations,  renewals,  extensions  and  continuations-in-part  of  any  of the foregoing;  (c) all income,  royalties,  damages and payments now or hereafter due and/or  payable under any of the foregoing or with respect to any of the foregoing,  including,  without limitation,  damages and payments for past, present  and  future  infringements  of any of the  foregoing;  (d) the right to sue for past,  present  and future infringements  of any of the foregoing;  and (e) all rights  corresponding  to any of the foregoing  throughout the world.

         Section 1.103.....Patient.  "Patient" means any Person  receiving  Medical  Services from Borrower and all
                           --------
Persons legally liable to pay Borrower for such Medical Services other than Insurers.

         Section 1.104. ...Permitted Liens.  "Permitted Liens" means:
                           ----------------

         (a)    deposits  or pledges of Personal  Property  to secure  obligations  under  workmen's  compensation, social security or similar laws, or under unemployment insurance;

         (b)    deposits  or pledges of  Personal  Property  (other  than  Accounts)  from  Borrowers  (other  than
                Mortgage  Borrowers  who  are not  operators)  to  secure  bids,  tenders,  contracts  (other  than contracts for the payment of money), leases,  licenses,  statutory  obligations,  surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

         (c)    carriers',  warehousemen's,  mechanic's,  workmen's  or  materialmen's  or other  like  Liens,  and landlord's  Liens (which  landlord's  Liens,  with respect to the  Collateral,  have been expressly waived  or  subordinated  (or under the law  pursuant  to which  they  arise  are  subordinate,  as evidenced by an opinion of counsel  delivered  pursuant to Section  5.1(l)) to the Liens arising in connection  with this  Agreement),  arising in the  ordinary  course of  business  with  respect to obligations  which  are not  due,  or which  are  bonded  or  which  are  being  contested  in full compliance with Section 6.6 of this Agreement;

         (d)    Liens and encumbrances in favor of Agent for the benefit of Lenders;

         (e)    Liens on assets  acquired  in a  transaction  financed  by, and  granted  in order to  secure,  any
                Approved  Capital  Lease  Indebtedness  permitted by  Exhibit X,  provided  that no such Lien shall
                                                                      ---------
                extend to or cover property of the Company or such  Subsidiary  other than the respective  property so acquired;

         (f)    Liens on assets  acquired  in a  transaction  financed  by, and  granted  in order to  secure,  any
                Approved  Indebtedness  permitted  in  Exhibit X;  provided  that (i) no such Liens shall extend to
                                                       ---------
                cover property of the Company or such Subsidiary other than the respective property so acquired;

         (g)    Liens on or (with  respect  to Capital  Stock)  restrictions  on pledges of certain of the  Capital
                Stock  or  personal  property  (excluding  Collateral)  of any  Borrower  (other  than  a  Mortgage
                Borrower)  which on the date hereof secure  operating  leases of such  Borrower,  to the extent set forth  in  Schedule 3.1  and  Schedule  7.4 or,  in the  future,  in  connection  with an  Approved
                           --------------------------------
                Acquisition Transaction or Approved Lease Transaction.

         (h)    Liens on Capital Stock or any assets of Specified Borrowers;

         (i)    Liens set forth in Schedule 1.104;
                                   --------------

         (j)    Liens for taxes,  assessments or other  governmental  charges not yet delinquent or which are being contested in good faith and by appropriate  and lawful  proceedings,  and Borrowers  shall have set aside such reserves with respect  thereto as are required by GAAP and deemed  adequate by Agent and by the Company and its independent accountants;

         (k)    easements  (including,   without  limitation,   reciprocal  easement  agreements),   rights-of-way,
                building,   zoning  and  similar  restrictions,   utility  agreements,   covenants,   reservations,
                restrictions,  encroachments,  changes, and other similar encumbrances or title defects incurred in the ordinary  course of business,  which do not materially  detract from the aggregate value of any
                Real  Property  or  materially  interfere  with or  adversely  affect in any  material  respect the ordinary conduct of the business of the Borrowers on any Real Property subject thereto;

         (l)    with  respect  to any Real  Property,  such  exceptions  to title as are set forth in the  lender's title insurance policy delivered on or about the date hereof;

         (m)    Liens on goods (and proceeds thereof) securing  reimbursement  obligations in respect of commercial letters of credit issued in  accordance  with the terms of this  Agreement  provided such Liens are not and shall not encumber any of the Collateral;

                                       10

         (n)    Liens on that certain Collateral described in  Section 3.1(a)(iii);  provided,  however,  that such
                Liens  shall  be  subordinate  in  payment  and  priority  to the  Liens  granted  to Agent in this
                Agreement.

         Section 1.105.....Permitted  Transaction  Borrowing.  "Permitted  Transaction  Borrowing"  has the meaning
                           ----------------------------------
set forth in Section 2.2(a).

         Section 1.106.....Permits.  "Permits" has the meaning set forth in Section 6.3.
                           --------

         Section 1.107.....Person. "Person" means an individual,  partnership,  corporation,  trust, joint venture,
                           -------
joint stock company, limited liability company, association,  unincorporated organization,  Governmental Authority, or any other entity.

         Section 1.108.....Personal Property.  "Personal Property" has the meaning set forth in Section 3.1.
                           ------------------

         Section 1.109.....Plan.  "Plan" has the meaning set forth in Section 4.12.
                           -----

         Section 1.110.....Pledge  Agreement.  "Pledge  Agreement" means that certain Ownership Pledge and Security
                           ------------------
Agreement,  dated the date hereof, pursuant to which all of the stock, membership,  partnership and other ownership and equity interests of all of the Mortgage Borrowers are pledged to Agent for the benefit of Lenders.

         Section 1.111.....Premises.  "Premises" has the meaning set forth in Section 4.14.
                           ---------
         Section 1.112.....Prime  Rate  of  Interest.  "Prime  Rate  of  Interest"  means  that  rate  of  interest
                           --------------------------
designated as such by Citibank, N.A., or any successor thereto, as the same may from time to time fluctuate.

         Section 1.113.....Prohibited  Transaction.  "Prohibited  Transaction"  means  a  "prohibited  transaction"
                           ------------------------
within the meaning of Section 406 of ERISA or  Section 4975(c)(1)  of the Internal  Revenue Code that is not exempt under  Section 407  or Section 408 of ERISA or  Section 4975(c)(2)  or (d) of the Internal  Revenue Code or under a class exemption granted by the U.S. Department of Labor.

         Section 1.114.....Property.  "Property"  means  the  Real  Property  and the  property  encumbered  by the
                           ---------
Lessee Leases.

         Section 1.115.....Pro Forma  Borrowing  Base.  "Pro Forma  Borrowing  Base" has the  meaning  set forth in
                           ---------------------------
Exhibit X.

         Section 1.116.....Pro Rata  Share.  "Pro Rata Share"  means the  percentage  obtained by dividing  (i) the
                           ----------------
Loan commitment of that Lender by (ii) all such  commitments of all Lenders,  as such percentage may be adjusted by assignments permitted hereunder.

         Section 1.117. ...Qualified  Account.  "Qualified  Account" means an Account of any Borrower (other than a
                           -------------------
Specified  Borrower)  generated  in the  ordinary  course  of such  Borrower's  business  from the sale of goods or rendition of Medical Services that Lender, in its sole credit judgment,  deems to be a Qualified  Account.  Without limiting the  generality of the  foregoing,  no Account  shall be a Qualified  Account if:  (a) the  Account or any portion of the Account is payable by an  individual  beneficiary,  recipient  or  subscriber  individually  and not directly to a Borrower by a  Medicaid/Medicare/TRICARE  Account Debtor or Approved Insurer Account Debtor;  (b) the
Account  remains  unpaid more than one hundred  twenty  (120) days past the claim or invoice  date (but in no event more than one hundred  thirty-five  (135) days after the applicable  Medical Services have been rendered);  (c) the
Account  is  subject  to any  defense,  set-off  (in  respect of a  liquidated  amount),  counterclaim,  deduction, discount,  credit,  chargeback,  freight claim, allowance,  right of recoupment, or adjustment of any kind; (d) any part of any goods the sale of which has given rise to the Account has been  returned,  rejected,  lost, or damaged;
(e) if the  Account  arises from the sale of goods by a Borrower,  the sale was not an absolute  sale,  or the sale was made on  consignment  or on approval or on a  sale-or-return  basis,  or the sale was made subject to any other repurchase or return  agreement,  or the goods have not been shipped to the Account Debtor or its designee;  (f) if the Account  arises  from the  performance  of Medical  Services,  the  Medical  Services  have not  actually  been

                                       11

performed or the Medical  Services were  undertaken in violation of any law;  (g) the  Account is subject to a Lien other  than  a  Permitted  Lien;  (h) Borrowers  know  or  should  have  known  of  the  bankruptcy,  receivership, reorganization,  or  insolvency  of the  Account  Debtor;  (i) the  Account is  evidenced  by  chattel  paper or an instrument  of any kind,  or has been  reduced to  judgment;  (j) the  Account  is an Account of an Account  Debtor
having its principal  place of business or executive  office outside the United States;  (k) the  Account Debtor is an  Affiliate  or  subsidiary  of a Borrower;  (l) more  than ten  percent  (10%) of the  aggregate  balance of all
Accounts  owing from the Account  Debtor  obligated  on the Account are  outstanding  more than 150 days past their invoice date;  (m) fifty  percent (50%) or more of the aggregate unpaid Accounts from any single Account Debtor are not deemed  Qualified  Accounts under this Agreement unless such Account is so deemed solely pursuant to clause (o)
of this  Section 1.117;  (n) any covenant,  representation or warranty contained in the Loan Documents with respect to such Account has been breached (it being  understood  that, for purposes of this  definition,  the words "to the best of  Borrowers'  knowledge"  shall be deemed  excised);  (o) the  Account  fails to meet such other  reasonable specifications  and  requirements  which may from time to time be established by Lenders  consistent  with Lenders'
general  business  practices  in this area  following  Agent's  analysis  or audit;  provided  that the Agent shall provide  notice to the Company of any such other  specifications  and  requirements,  and such change  shall not be effective  until the date of delivery of the next monthly  Borrowing  Base  Certificate  due after such notice;  or
(p) is not paid directly to or collected directly or indirectly in the HHLP Concentration Account.

         Section 1.118.....Rate  Protection  Agreement.  "Rate  Protection  Agreement" has the meaning set forth in
                           ----------------------------
Section 2.1B(e).

         Section 1.119.....Real  Property.  "Real  Property"  means  all  property  (including  without  limitation
                           ---------------
"property", as such term is defined in the Mortgages) described in Schedule 1.119.
                                                                   --------------

         Section 1.120.....Real  Property  Collateral  Fee.  "Real  Property  Collateral  Fee" has the  meaning set
                           --------------------------------
forth in Section 2.4(f).

         Section 1.121.....Register.  "Register" has the meaning set forth in Section 9.5(e).
                           ---------

         Section 1.122.....Reportable  Event.   "Reportable  Event"  means  a  "reportable  event"  as  defined  in
                           ------------------
Section 4043(c) of ERISA for which the notice requirements of Section 4043(a) of ERISA are not waived.

         Section 1.123.....Requested  Termination Date.  "Requested  Termination Date" has the meaning set forth in
                           ----------------------------
Section 2.8(b).

         Section 1.124.....Requisite  Lenders.   "Requisite  Lenders"  means  Lenders,  (other  than  a  Defaulting
                           -------------------
Lender),  holding or being  responsible  for: 70% or more of the sum of the (a)  outstanding  Loans,  (b) Letter of
Credit Reserve and (c)  unutilized  commitments  of all Lenders that are not  Defaulting  Lenders.  For purposes of this  Agreement,  the  consent,  execution  or  approval  of Fremont as a  participant,  shall be  required in each instance  where the  consent,  execution or approval of Requisite  Lenders is required,  and Fremont  shall be sent notice thereof at the time the Lenders are sent such notice.

         Section 1.125. ...Revolving  Base Rate.  "Revolving  Base Rate" means a rate of interest  equal to one and
                           ---------------------
one quarter percent (1.25%) per annum above the Prime Rate of Interest.

         Section 1.126.....Revolving  Base Rate Loan.  "Revolving  Base Rate Loan"  means a  Revolving  Credit Loan
                           --------------------------
bearing interest at a rate determined by reference to the Revolving Base Rate.

         Section 1.127.....Revolving  Credit  Loan.   "Revolving   Credit  Loan"  has  the  meaning  set  forth  in
                           ------------------------
Section 2.1A(b).

         Section 1.128.....Revolving   Facility.    "Revolving   Facility"   has   the   meaning   set   forth   in
                           -------------------------
Section 2.1A(a).

         Section 1.129.....Revolving  Letter of Credit Reserve.  "Revolving  Letter of Credit Reserve" means at any
                           ------------------------------------
time, an amount equal to the sum of, without  duplication,  (a) the  aggregate amount of Letter of Credit Liability with  respect  to Lender  Letters  of Credit  issued  under the  Revolving  Facility  plus any  additional  amounts

                                       12

resulting  from any  increase in the amounts of any such Letter of Credit  which may become  available  to be drawn within sixty (60) days, by escalation or otherwise,  with respect to all such Lender Letters of Credit  outstanding at such time plus,  (b) the  aggregate amount  theretofore paid by Agent or any Lender under such Lender Letters of
Credit and not debited to the  Revolving  Facility  pursuant  to  Section 2.1A(e)(1)  or  otherwise  reimbursed  by
Borrowers.

         Section 1.130. ...Revolving  LIBOR Rate.  "Revolving  LIBOR  Rate" means a rate of interest  equal to four
                           ----------------------
and one quarter percent (4.25%) per annum above the applicable LIBOR.

         Section 1.131.....Revolving  LIBOR Rate Loan.  "Revolving  LIBOR Rate Loan" means a Revolving  Credit Loan
                           ---------------------------
bearing interest at a rate determined by reference to the Revolving LIBOR Rate.

         Section 1.132.....Revolving   Note.   "Revolving   Note"  means  the   Revolving   Note   referred  to  in
                           -----------------
Section 2.1A(c), as it may be amended, modified, increased, renewed or restated from time to time.

         Section 1.133.....Sale Leaseback  Transaction.  "Sale Leaseback  Transaction" has the meaning set forth in
                           ----------------------------
Exhibit X.

         Section 1.133A....Security  Documents . "Security  Documents" means the collective  reference to this Loan
                           ---------------------
and Security Agreement,  the Mortgages,  the Assignment of Leases and Rents from certain of the Borrowers to Agent, dated on or about the date  hereof,  the  Pledge  Agreement,  and each and every  other  security  document  now or hereafter  executed and  delivered to the Agent by or on behalf of any or all of the  Borrowers  granting a Lien on any property of any Person to secure the obligations  and  liabilities of any Borrower under any Loan Document,  as any of them may be amended, modified, renewed or restated from time to time.

         Section 1.134.....Settlement Date.  "Settlement Date" has the meaning set forth in Section 9.8(a)(2).
                           ----------------
         Section 1.135.....Specified  Borrower.  "Specified  Borrower" means those  Borrowers  (other than Mortgage
                           --------------------
Borrowers), the Accounts of which the Agent elects not to finance on the terms set forth in Section 7.9.

         Section 1.136.....Stated Maturity Date.  "Stated Maturity Date" has the meaning set forth in Section 2.8.
                           ---------------------
         Section 1.137.....Starting  Census Amount.  "Starting  Census Amount" shall mean the average Census Amount
                           ------------------------
for the  Facilities  taken as a whole,  as measured  during the thirty (30) day period  preceding  the date of this
Agreement.  The Starting Census Amount, as represented to Agent by the Company, is shown on Schedule 1.137.
                                                                                            --------------

         Section 1.138. ...Subordinated Debt.  "Subordinated Debt" has the meaning set forth in Section 4.19.
                           ------------------
         Section 1.139. ...Subsidiary.   "Subsidiary"   means,  with  respect  to  any  Person,   any  corporation,
                           -----------
association  or other  business  entity of which more than fifty  percent  (50%) of the total voting  percentage of shares of stock (or equivalent  ownership or controlling  interest)  entitled  (without regard to the occurrence of any  contingency)  to vote in the  election of  directors,  managers,  or trustees  thereof is at the time owned or controlled,  directly or  indirectly  by that Person or one or more of the other  subsidiaries  of that Person or a combination thereof.  Notwithstanding  anything to the contrary in this definition,  "Subsidiary" shall not include
Bowie Center L.P.

         Section 1.140. ...Sweep Event.  "Sweep Event" has the meaning set forth in Section 2.5(e).
                           ------------

         Section 1.141. ...Taxes.  "Taxes" has the meaning set forth in Section 6.30(b).
                           ------

         Section 1.142.....Term Facility.  "Term Facility" has the meaning set forth in Section 2.1B(a).
                           --------------

         Section 1.143.....Term Loan.  "Term Loan" has the meaning set forth in Section 2.1B(a).
                           ----------

                                       13

         Section 1.144.....Termination  Notice  Period.  "Termination  Notice  Period" has the meaning set forth in
                           ----------------------------
Section 2.8(b).

         Section 1.145.....Term Letter of Credit  Reserve.  "Term Letter of Credit  Reserve"  means at any time, an
                           -------------------------------
amount equal to the sum of,  without  duplication,  (a) the  aggregate  amount of Letter of Credit  Liability  with respect to Lender Letters of Credit issued under the Term Facility plus any additional  amounts  resulting from any increase in the amounts of any such  Letter of Credit  which may become  available  to be drawn  within  sixty (60)
days,  by  escalation  or otherwise,  with respect to all such Lender  Letters of Credit  outstanding  at such time plus,  (b) the  aggregate  amount  theretofore  paid by Agent or any Lender under such Lender Letters of Credit and not debited to the Term Facility pursuant to Section 2.1A(e)(1) or otherwise reimbursed by Borrowers.

         Section 1.146.....Term LIBOR Rate.  means a rate of interest equal to four and one-tenth  percent  (4.10%)
                           ----------------
per annum above the LIBOR;  provided,  however, that in no event shall the Term LIBOR Rate fall below seven percent
                            --------   -------
(7.00%) per annum so long as this Agreement remains in effect.

         Section 1.147.....Term Note.  "Term Note" means the Term Note  referred to in  Section 2.1B(c),  as it may
                           ----------
be amended, modified, increased, renewed or restated from time to time.

         Section 1.148.....Trademarks.   "Trademarks"   means   collectively   all   of  the   following:   (a) all
                           -----------
trademarks,  trade names, corporate names, company names, business names,  fictitious business names, trade styles, service marks,  logos,  other business  identifiers,  prints and labels on which any of the foregoing have appeared or appear,  all  registrations  and recordings  thereof,  and all  applications  in connection  therewith;  (b) all renewals  thereof;  (c) all income,  royalties,  damages and payments now or hereafter due and/or payable under any of the  foregoing  or with respect to any of the  foregoing  including  damages and payments for past,  present and future  infringements of any of the foregoing;  (d) the right to sue for past, present and future  infringements of any of the  foregoing;  (e) all rights  corresponding  to any of the foregoing  throughout  the world;  and (f) all goodwill associated with and symbolized by any of the foregoing.

         Section 1.149.....Transfer Events.  "Transfer Events" has the meaning set forth in Section 7.4(b).
                           -----------------

         Section 1.150.....TRICARE.  "TRICARE" means,  collectively,  a program of medical benefits covering former
                           --------
and active members of the uniformed  services and certain of their  dependents,  financed and  administered  by the
United States  Departments  of Defense,  Health and Human Services and  Transportation,  which program was formerly known as the "Civilian Health and Medical Program of the Uniformed Services (CHAMPUS)".

         Section 1.151.....UCC.  "UCC"  means the  Uniform  Commercial  Code as in effect  from time to time in the
                           ----
State of New York;  provided,  however,  to the extent the law of any other state or other jurisdiction  applies to
                    --------   -------
the attachment,  perfection,  priority or enforcement of any Lien granted to Agent in any of the Collateral,  "UCC"
means, as applicable,  the Uniform  Commercial  Code as in effect in such other state or jurisdiction  for purposes of the  provisions  hereof  relating to such  attachment,  perfection,  priority or  enforcement  of a Lien in such
Collateral.  To the extent this  Agreement  defines the term  "Collateral"  by  reference to terms used in the UCC, each of such terms shall have the broadest  meaning  given to such terms under the UCC as in effect in any state or other jurisdiction.

         Section 1.152.....Underwriting  EBITDA[R].  "Underwriting  EBITDA[R]" has the meaning set forth in Exhibit
                           ------------------------
X.

         Section 1.153.....Unrestricted  Borrowings.  "Unrestricted  Borrowings"  has  the  meaning  set  forth  in
                           -------------------------
Section 2.2(b).

         Section 1.154     Unused  Revolver  Loan Fee.  "Unused  Revolver  Loan Fee" has the  meaning  set forth in
                           ---------------------------
Section 2.4(b).

         Section 1.155.    Unused  Term  Loan  Fee.   "Unused   Term  Loan  Fee"  has  the  meaning  set  forth  in
                           ------------------------
Section 2.4(b).

                                       14

                                                    ARTICLE II

                                            AMOUNT AND TERMS OF CREDIT
                                            --------------------------

         Section 2.1A.  ...Revolving Facility.
                           -------------------

         .........(a)......The maximum  aggregate  principal  amount of revolving  credit loans extended by Lenders to Borrowers under this Agreement  (collectively,  the "Revolving Facility") that may be outstanding at any time is
TWENTY FIVE MILLION and NO/100  DOLLARS  ($25,000,000.00),  as may be  increased  from time to time by Agent in its sole discretion  pursuant to Section 7.9 (the "Maximum  Revolving Facility Amount").  Each Lender,  severally,  but not jointly,  agrees to lend to Borrowers  from time to time such Lender's Pro Rata Share of each advance under the
Revolving Facility.

         .........(b)......The Revolving  Facility shall be in the nature of a revolving line of credit,  and shall include sums  advanced and other  credit  extended by Lenders to or for the benefit of Borrowers  from time to time under this  Section 2.1A  (each a "Revolving  Credit Loan") up to the Maximum  Revolving  Facility Amount depending upon the  availability in the Borrowing Base and the requests of Borrowers  pursuant to the terms and conditions of
Section 2.2.  For  purposes of  calculating  availability,  the amount  borrowed in respect of the  issuance of any
Lender  Letter of Credit  that may  increase in amount  during its term shall be assumed to be the fully  escalated amount of such  Lender  Letter  of  Credit.  The  outstanding  principal  balance  of the  Revolving  Facility  may fluctuate from time to time, to be reduced by repayments  made by Borrowers  (which may be made without  penalty or premium subject to the  limitations in  Section 2.9),  and to be increased by future  Revolving  Credit Loans.  For purposes of this Agreement,  any  determination  as to whether there is availability  within the Borrowing Base for advances or extensions of credit shall be made by Agent, on behalf of the Lenders,  in its  discretion,  applied in a manner  reasonably  consistent with Agent's general business  practices,  by reference to the most recent monthly
Borrowing  Base  Certificate  delivered to Agent pursuant to  Section 6.1,  and is final and binding upon Borrowers absent  manifest  error.  Each  Borrowing  Base  Certificate  shall remain in effect from and including the date on which such  Borrowing Base  Certificate  is delivered,  to, but excluding the date on which the next Borrowing Base
Certificate is delivered.  The Agent shall provide  notice to the Company of any adjustment to the Borrowing  Base, including  standards of  eligibility  and  reserves,  and any such change shall not be effective  until the date of required delivery of the next monthly Borrowing Base Certificate due under Section 6.1 after such notice.

         .........(c)......At Closing,  Borrowers shall execute and deliver to Lenders  promissory notes, each with appropriate  insertions  evidencing  Borrowers'  unconditional  obligation to repay each respective  Lender for the
Revolving  Credit  Loans,  Letters of Credit,  advances,  and other  extensions  of credit made under the Revolving
Facility, in the form of Exhibit A-1 to this Agreement (as each may be amended,  modified,  increased,  restated or
                         -----------
replaced from time to time,  collectively,  the "Revolving Note"),  dated the date of this Agreement,  each payable to the order of each respective  Lender in accordance with the terms thereof.  In the event of an assignment  under
Section 9.5,  Borrowers shall, upon surrender and cancellation of the assigning  Lender's  Revolving Note issue new
Revolving  Notes to reflect the interest  held by the  assigning  Lender and its Eligible  Assignee.  The Revolving
Note shall bear interest on the outstanding  principal  balance of each Revolving  Credit Loan from the date of the
Revolving  Credit Loan until  repaid at a rate per annum (on the basis of the actual  number of days elapsed over a year of 360 days) equal to the Revolving  Base Rate for each  Revolving  Base Rate Loan and at the Revolving  LIBOR
Rate for each Revolving LIBOR Rate Loan; provided,  however,  after the occurrence and during the continuance of an
                                         --------   -------
Event of Default such rate shall be equal to the Default Rate.  The  Revolving  Facility and all advances and other extension of credit in respect of the Revolving  Facility shall be deemed  evidenced by the Revolving  Note,  which is deemed incorporated into and made a part of this Agreement by this reference.

         .........(d)......Subject to the terms and  conditions  of this  Agreement,  advances  under the Revolving
Facility shall be made against a borrowing base equal to  eighty-five  percent (85%) of Qualified  Accounts due and owing from any  Medicaid/Medicare/TRICARE  Account Debtor or other Account Debtor (the  "Borrowing  Base").  Agent, in its  reasonable  credit  judgment  consistent  with its  general  business  practices,  may  further  adjust the
Borrowing Base by applying  percentages  (known as "liquidity  factors") to Qualified Accounts by payor class based upon Borrowers' actual recent collection history for each such payor class (i.e.,  Medicare,  Medicaid,  commercial insurance,  etc.) in a manner  consistent  with Agent's  underwriting  practices  and  procedures.  Such  liquidity

                                       15

factors may be adjusted by Agent from time to time as warranted by Agent's  underwriting  practices and  procedures using its reasonable  credit judgment  consistent with its general  business  practices.  Any such change shall not become effective until the date of the next monthly  Borrowing Base Certificate due under  Section 6.1 after notice of such change.  In addition,  Agent,  in its  reasonable  credit  judgment  consistent  with its general  business practices,  may  establish,  from time to time,  and may reduce the Borrowing  Base by such reserves as Agent deems reasonably  appropriate,  including without limitation  reserves to reflect  historically  recurring  declines,  or projected  declines,  in the amount of  Qualified  Accounts,  and  reserves  with  respect to all  recoupments  and overpayments;  provided  that,  any such  change  shall not  become  effective  until the date of the next  monthly
               --------  ----
Borrowing Base Certificate due under  Section 6.1  after notice of such change;  provided further that in the event
                                                                                 -------- -------
of any occurrence  requiring  notice under Section  6.10(g),  Agent may immediately  require the  establishment  of reserves  that,  in its sole credit  judgment,  are  necessary  to offset any loss of  Qualified  Accounts or other
Collateral related to the closing of such Facility.

         .........(e)......Advances  under the Revolving  Facility may, in addition to wire transfer of immediately available funds, be utilized,  upon the request of Company,  for (i) the issuance of any Letter of Credit by Agent, or (ii) the  issuance  by Agent of risk  participations  to banks to induce  such banks to issue any Bank Letter of
Credit for the account of Borrowers  (each of (i) and (ii) above a "Lender  Letter of  Credit").  Each Lender shall be deemed to have  purchased a  participation  in each Lender  Letter of Credit issued on behalf of any Borrower in an amount equal to its Pro Rata Share  thereof.  In no event shall any Lender  Letter of Credit be issued,  renewed or  increased  under the  Revolving  Facility to the extent that the  issuance,  renewal or increase of such Lender
Letter of Credit  would  cause the sum of the  Revolving  Letter of Credit  Reserve  (after  giving  effect to such issuance,  renewal or increase),  plus the  then-outstanding  balance  under the  Revolving  Facility to exceed the lesser of (x) the Borrowing Base and (y) the Maximum Revolving Facility Amount.

         ..................(1)      Borrowers shall be irrevocably and unconditionally  obligated forthwith without presentment,  demand,  protest or other  formalities of any kind, to reimburse  Agent or the issuer for any amounts paid by the issuer with respect to the face amount of a Lender Letter of Credit.  Each Borrower  hereby  authorizes and directs Agent, at Agent's option,  to debit such Borrower's  account (by making a Revolving Credit Loan) in the amount of any  payment  made with  respect to any Lender  Letter of Credit.  In the event that Agent  elects not to debit such  Borrower's  account and such Borrower fails to reimburse Agent in full on the date of any payment under a Lender  Letter of Credit,  Agent shall  promptly  notify each Lender of the  unreimbursed  amount of such payment together  with accrued  interest  thereon and each Lender,  on the next  Business  Day,  shall  deliver to Agent an amount  equal to its  respective  participation  in same day funds.  The  obligation  of each  Lender to deliver to
Agent an amount equal to its  respective  participation  pursuant to the foregoing  sentence  shall be absolute and unconditional  and such  remittance  shall be made  notwithstanding  the occurrence or  continuation of an Event of
Default or the  failure  to satisfy  any  condition  set forth in Article 5. In the event any Lender  fails to make available  to Agent the amount of such  Lender's  participation  in such  Lender  Letter of Credit,  Agent shall be entitled to recover such amount on demand from such Lender  together  with  interest on such amount  calculated  at the Revolving Base Rate.

         ..................(2)      Any Letter of Credit which  Company  requests must be in such form, be for such amount,  contain such terms as are reasonably  satisfactory to Agent.  The expiration date of each Lender Letter of
Credit shall be on a date that is at least thirty (30) days prior to the Stated Maturity Date.

         ..................(3)      Each  Lender  Letter  of  Credit  may be  renewed  on its  expiry  date  for an additional  period  equal to the lesser of the  initial  term  thereof or one (1) year if Company  gives  notice to
Agent of such  renewal  not less than 75 days prior to the  expiration  of such  Lender  Letter of Credit and Agent consents to such renewal (such  consent not to be  unreasonably  withheld),  but in no case shall any Lender Letter of Credit have an expiry date occurring later than thirty days prior to the Stated Maturity Date.

         ..................(4)      Borrower  shall notify Agent,  60 days prior to the date of any increase in the amount of any Letter of Credit available to be drawn, of such increase.

         ..................(5)      The  obligation  of any Borrower to reimburse  Agent or any Lender for payments made under, and other amounts payable in connection  with, any Lender Letter of Credit shall be  unconditional  and irrevocable  and shall be paid under all  circumstances  strictly in  accordance  with the terms of this  Agreement including, without limitation, the following circumstances:

                                       16

         ..................         (i)     any  lack  of  validity  or  enforceability  of any  Lender  Letter  of
Credit, or any other agreement;

         ..................         (ii)    the existence of any claim,  set-off,  defense or other right which any
Borrower,  or any other Person may at any time have against any  beneficiary  or transferee of any Lender Letter of
Credit (or any Persons  for whom any such  transferee  may be acting),  Agent,  any  Lender,  or any other  Person, whether in connection with this Agreement,  any other Loan Document,  or any other related or unrelated  agreements or transactions;

         ..................         (iii)   any draft,  demand,  certificate or any other document  presented under any Lender  Letter of Credit  proving to be forged,  fraudulent,  invalid  or  insufficient  in any  respect or any statement therein being untrue or inaccurate in any respect;

         ..................         (iv)    any adverse  change in the business,  operations,  properties,  assets, condition (financial or otherwise) or prospects of Borrowers;

         ..................         (v)     any breach of this  Agreement  or any other Loan  Document by any party thereto;

         ..................         (vi)    any  other  circumstance  or  happening  whatsoever,   whether  or  not
similar to any of the foregoing;

         ..................         (vii)   the  fact  that  an  Event  of  Default  shall  have  occurred  and  be continuing; or

         ..................         (viii)  payment under any Lender  Letter of Credit  against  presentation  of a demand,  draft or  certificate  or other  document  which does not comply with the terms of such  Lender  Letter of
Credit;  provided  that, in the case of any payment by Agent or a Lender under any Lender  Letter of Credit,  Agent or such  Lender has not acted with  gross  negligence  or willful  misconduct  in  determining  that the demand for payment under such Lender Letter of Credit complies on its face with any applicable  requirements  for a demand for payment under such Lender Letter of Credit.

         ..................(6)      As  between  any Lender  that  issues a Lender  Letter of Credit  (an  "Issuing
Lender"),  on the one hand,  and all  Lenders  on the other  hand,  all  Lenders  assume  all risks of the acts and omissions  of, or misuse of any Lender  Letter of Credit by the  beneficiary  thereof.  In  furtherance  and not in limitation  of the  foregoing,  neither  Agent  nor any  Issuing  Lender  shall be  responsible:  (a) for the form, validity,  sufficiency,  accuracy,  genuineness or legal effect of any document by any party in connection with the application  for and issuance of any Lender  Letter of Credit,  even if it should in fact prove to be in any or all respects  invalid,  insufficient,  inaccurate,  fraudulent or forged;  (b) for the validity or  sufficiency  of any instrument  transferring  or  assigning  or  purporting  to transfer  or assign any Lender  Letter of Credit or the rights  or  benefits  thereunder  or  proceeds  thereof,  in whole or in part,  which may  prove to be  invalid  or ineffective  for any reason;  (c) for failure of the  beneficiary  of any Lender  Letter of Credit to comply  fully with  conditions  required in order to demand payment  thereunder;  provided that, in the case of any payment under any such Lender Letter of Credit,  any Issuing Lender has not acted with gross negligence or willful  misconduct in determining  that the demand for  payment  under any such  Lender  Letter of Credit  complies  on its face with any applicable  requirements for a demand for payment thereunder;  (d) for errors,  omissions,  interruptions or delays in transmission or delivery of any messages,  by mail, cable,  telegraph,  telex or otherwise,  whether or not they be in cipher;  (e) for errors in  interpretation  of technical terms; (f) for any loss or delay in the transmission or otherwise of any document  required in order to make a payment under any such Lender  Letter of Credit;  (g) for the credit of the  proceeds of any drawing  under any such Lender  Letter of Credit;  and (h) for any  consequences arising from causes beyond the control of Agent or any Lender as the case may be.

         ..................(7)      In  furtherance  and  extension  of, and not in  limitation  of,  the  specific provisions  herein  above set  forth,  any  action  taken or  omitted  by either  Agent or any  Lender  under or in connection  with any Lender  Letter of  Credit,  if taken or  omitted  in good  faith,  shall not put Agent or such
Lender under any resulting liability to any Borrower or any other Lender.

                                       17

                  (f)      Unless  Agent  receives  written  notice  from a  Lender  on or  prior  to any  proposed borrowing  date that such Lender will not make  available  to Agent as and when  required  such  Lender's  Pro Rata
Share of any requested  Revolving  Credit Loan or Term Loan, as applicable,  Agent may assume that each Lender will make such amount  available to Agent in immediately  available  funds on the proposed  borrowing date and Agent may
(but shall not be so required),  in reliance upon such assumption,  make available to the requesting Borrower(s) on such date a corresponding amount.

         ..................(1)      A  Defaulting  Lender shall pay interest to Agent at the Prime Rate of Interest on the Defaulted  Amount from the Business Day following the applicable  proposed  borrowing date of such Defaulted
Amount  until the date such  Defaulted  Amount is paid to Agent.  A notice of Agent  submitted  to any Lender  with respect to amounts owing under this section  shall be  conclusive,  absent  manifest  error.  If such amount is not paid when due to Agent,  Agent,  at its option,  may notify  Borrowers of such failure to fund and,  upon demand by
Agent,  Borrowers  shall pay such  Lender's  unpaid  amount to Agent for Agent's  account,  together  with interest thereon for each day elapsed  since the date of such  borrowing,  at a rate per annum  equal to the  interest  rate applicable  at the time to the  Revolving  Credit Loan or Term Loan,  as  applicable,  made by the other Lenders on such proposed  borrowing  date.  The failure of any Lender to make  available  any portion of its Revolving  Credit
Loan or Term Loan, as applicable,  on any proposed  borrowing date or to fund its  participation in a Lender Letter of Credit  shall not  relieve  any other  Lender of any  obligation  hereunder  to fund such  Lender's  portion  of
Revolving  Credit  Loan or Term  Loan,  as  applicable,  on  such  proposed  borrowing  date  or to fund  any  such participation,  but no Lender shall be responsible  for the failure of any other Lender to honor its portion of the
Revolving Credit Loan or Term Loan, as applicable,  on any proposed  borrowing date or to fund any participation to be funded by any other Lender.

         ..................(2)      Notwithstanding  any provision to the contrary  contained in this  Agreement or the other Loan  Documents,  Agent shall not be  obligated  to transfer to a  Defaulting  Lender any payment made by
Borrowers  to Agent or any amount  otherwise  received  by Agent for  application  to the  Obligations  nor shall a
Defaulting Lender be entitled to the sharing of any interest, fees or payments hereunder.

         ..................(3)      Notwithstanding  any provision to the contrary  contained in this  Agreement or the other Loan  Documents for purposes of voting or  consenting  to matters with respect to (a) the Loan  Documents or (b) any other matter  concerning  the Loans,  a Defaulting  Lender shall be deemed not to be a "Lender" and such
Lender's  commitments and outstanding  amounts under the Revolving Facility or the Term Facility shall be deemed to be zero.

         Section 2.1B.  ...Term Facility.
                           --------------

         .........(a)......The maximum  aggregate  principal  amount of term loans  extended by Lender to Borrowers under this  Agreement  (collectively,  the "Term  Facility" or the "Term Loan") that may be outstanding at any time is SIXTY MILLION and NO/100  DOLLARS  ($60,000,000.00)  (the "Initial  Maximum Term  Facility  Amount");  provided,
                                                                                                          --------
however,  that so long as no Event of Default has occurred,  the Initial Maximum Term Facility Amount is subject to
-------
a one-time increase to the Maximum Term Facility Amount (as defined below) which,  absent an Event of Default,  may be  borrowed  in monthly  disbursements  if, no later than nine (9) months  following  the  Closing  Date,  Company delivers a notice (the "Term Increase  Notice") to Agent  requesting  such increase and the following  requirements shall have been satisfied:

                           (1)      Borrowers  shall pay Agent for the  benefit  of the  Lenders a fee in an amount equal to one and one-half percent (1.50%) of the Additional Commitment Amount;

                           (2)      Agent has determined,  in its reasonable  discretion,  that all or a portion of the Medicare  reimbursement  increases that became  effective on or about April
                                    2001 shall then remain in effect and shall have been  extended  for a period of time of one year or longer,  which extension does not expire prior to September
                                    30, 2003, and in a manner reasonably acceptable to the Lenders;

                                       18

                           (3)      Upon receipt of such Term Increase  Notice,  Agent shall have ordered and shall subsequently have received an updated Appraisal (if Agent chooses,  in its sole discretion, to require such an updated Appraisal); and

                           (4)      The Company delivers a certified  calculation of Adjusted Cash Flow dated as of the date of such Term Increase Notice, which calculation is approved by Agent.

Agent shall approve or disapprove  such Term Increase  Notice (and the  calculations  delivered  therewith)  within thirty (30) days  following  receipt  thereof.  If approved,  then  thereafter,  so long as no Event of Default has occurred,  such Additional  Commitment Amount (or any portion thereof) shall be disbursed to Borrowers,  in monthly disbursements as set forth in Section 2.2(a)(ii) below.

         .........The "Maximum  Term Facility  Amount"  shall be an amount equal to the lesser of (i)  seventy-five percent  (75%) of the  Appraisal  of the Real  Property  (which  Appraisal  shall  have  been  updated  if Agent so requests);  and (ii) the product of 5.2  multiplied  by Adjusted  Cash Flow as of the date of Company's  request to increase the Initial Maximum Term Facility Amount;  provided,  however, in no event shall the Maximum Term Facility
                                                    --------   -------
Amount exceed SEVENTY-FIVE MILLION and NO/100 DOLLARS ($75,000,000.00).

         .........Each Lender,  severally  but not  jointly,  agrees to lend to  Borrowers  such  Lender's Pro Rata
Share of the Initial Term Facility Amount or, if applicable, the Maximum Term Facility Amount.

         .........(b)......The Term Facility  shall not be in the nature of a revolving  line of credit,  but shall
                                                    ---
include sums  advanced and other  credit  extended by Lenders to or for the benefit of Borrowers  from time to time under this  Section 2.1B  up to the Initial Maximum Term Facility  Amount or the Maximum Term Facility  Amount,  as
the case may be. All such  advances and  extensions  of credit in respect of the Term  Facility  shall be used only for those  purposes set forth in Exhibit X,  unless  consented to by Agent in accordance  with Section  2.2(a).  To
                                 ---------
the extent any Term Facility proceeds are repaid for any reason,  whether  voluntarily or involuntarily  (including repayments  from  insurance or  condemnation  proceeds),  Agent and Lenders  shall have no obligation to re-advance such sums to Borrowers.

         .........(c)......At Closing,  Borrowers shall execute and deliver to Lenders  promissory  notes each with appropriate  insertions to evidence  Borrowers'  unconditional  obligation to repay each respective  Lender for the
Term Loans,  Letters of Credit,  and all advances and other  extensions of credit made under the Term Facility,  in the form of  Exhibit A-2  to this  Agreement (as amended,  modified,  increased,  restated or replaced from time to
             -----------
time,  collectively,  the "Term Note"),  dated the date of this Agreement,  payable to the order of each respective
Lender in accordance with the terms thereof.  In the event of an assignment  under  Section 9.5,  Borrowers  shall, upon surrender and  cancellation of the assigning  Lender's Term Notes issue new Term Notes to reflect the interest held by the  assigning  Lender and its  Eligible  Assignee.  The Term Note shall bear  interest on the  outstanding principal  balance of the Term Note from the date of the Term Note  until  repaid at a rate per annum (on the basis of the actual  number of days  elapsed  over a year of 360 days) equal to the Term LIBOR Rate;  provided,  however,
                                                                                                --------   -------
after the  occurrence  and during the  continuance  of an Event of Default  such rate shall be equal to the Default
Rate.  The Term Facility and all advances and other  extension of credit in respect of the Term  Facility  shall be deemed  evidenced by the Term Note,  which is deemed  incorporated  into and made a part of this  Agreement by this reference.

(d)      Advances  under the Term Facility may, in addition to wire transfer of  immediately  available  funds,  be utilized,  upon the request of Company,  for a Lender Letter of Credit;  provided that the terms relating to Lender
Letters of Credit set forth in Section  2.1A(e) shall apply  mutatis  mutandis to any such Lender Letter of Credit.
Each Lender shall be deemed to have purchased a  participation  in each Lender Letter of Credit issued on behalf of any Borrower in an amount  equal to its Pro Rata Share  thereof.  In no event shall any Lender  Letter of Credit be issued,  renewed or increased under the Term Facility to the extent that the issuance,  renewal or increase of such
Lender  Letter of Credit  would cause the sum of the Term Letter of Credit  Reserve  (after  giving  effect to such issuance,  renewal or increase),  plus the  then-outstanding  balance under the Term Facility to exceed the Initial
Maximum Term Facility  Amount,  or the Maximum Term Facility  Amount,  as  applicable.  Upon maturity of any Lender
Letter of Credit which has not  otherwise  been  renewed,  Agent and Lenders  shall have no  obligation to re-issue

                                       19

such Lender Letter of Credit nor any  obligation to re-advance  such sums to Borrower and the Initial  Maximum Term
Facility Amount, or the Maximum Term Facility Amount shall be permanently reduced, but without any prepayment fee.

(e)      With  respect to the Term  Facility,  Borrowers  shall,  not later than the  Closing  Date,  enter into an interest rate protection agreement,  hedging agreement or other similar agreement,  at the sole cost and expense of
Borrowers,  that shall be applicable to a principal amount of not less than FORTY MILLION DOLLARS  ($40,000,000.00)
(the  "Rate  Protection  Agreement").  Such  Rate  Protection  Agreement  (i)  shall  be in a form,  on  terms  and conditions and provided by a bank or other financial  institution all reasonably  satisfactory to Agent in its sole discretion  and (ii) shall provide  that,  if the Term LIBOR Rate shall at any time exceed eleven and  thirty-three one-hundredths  percent (11.33%) per annum,  such bank or other financial  institution shall be liable to reimburse
Borrowers  for payment of that  portion of all interest  payments  due on the portion of the  principal of the Term
Facility covered by such Rate Protection Agreement that arises from such excess interest rate.

         Section 2.2.  ....Loan Administration.  Borrowings under the Loans shall be as follows:
                           --------------------

         .........(a)......(i)      A request for a Revolving  Credit Loan shall be made,  or shall be deemed to be made, in the following manner:

                                    (A)     Company  may give Agent  notice of its  intention  to borrow,  in which notice  Company  shall  specify the amount of the  proposed  borrowing,  whether  such  Revolving
                  Credit Loan shall be a Revolving  Base Rate Loan or a Revolving  LIBOR Rate Loan,  whether  funds shall be  disbursed  by wire  transfer  or by  issuance  of a Letter of Credit  and the  proposed borrowing  date,  not later than 2:00 p.m.  Eastern time one (1) Business Day before the proposed borrowing  date or in the case of a Letter of Credit,  ten (10) Business Days before the proposed borrowing date,  identifying the beneficiary,  describing the nature of the transactions proposed and providing the form of the Letter of Credit being requested;  provided,  however, that no such
                                                                                   --------   -------
                  request may be made if, at such time, a Default has occurred  and is  continuing,  or an Event of
                  Default has occurred.

                                    (B)     If any amount  shall be  required  to be paid by  Borrowers  under this
                  Agreement,  whether as interest or for any other Obligation,  then the occurrence of the due date with respect to such amount shall be deemed  irrevocably  to be a request for a Revolving  Credit
                  Loan on the day  following  the due date in the amount  required  to pay such  interest  or other
                  Obligation if such was not paid by Borrowers on the due date.

         ..................(ii)     A request for a Term Loan shall be made in the  following  manner:  Company may give Agent  notice of its  intention  to borrow,  in which  notice  Company  shall  specify  (A) the  amount of the proposed  borrowing,  (B) whether  the proposed  borrowing will be a Permitted  Transaction  Borrowing (and, if so, what type of borrowing),  a Consent  Borrowing or an  Unrestricted  Borrowing,  (C) if the proposed  borrowing is a
Permitted  Transaction  Borrowing,  whether funds shall be disbursed by wire transfer or by issuance of a Letter of
Credit,  (D) the proposed  borrowing  date, not later than 2:00 p.m.  Eastern time (x) two (2) Business Days before the proposed  borrowing  date for  Unrestricted  Borrowings,  (y) fifteen  (15)  Business  Days before the proposed borrowing date for Permitted  Transaction  Borrowings (except that Permitted  Transaction  Borrowings in the amount requested by Company  prior to the Closing  Date shall be advanced on the Closing  Date) or in the case of a Letter of Credit,  ten (10) Business Days before the proposed  borrowing date, and  (z) fifteen  (15) Business Days before the proposed  borrowing date for Consent  Borrowings,  (E) in  reasonable detail the proposed use of such proceeds, or, for Letters of Credit, the beneficiary,  the nature of the transactions  proposed and shall provide the form of the Letter of Credit  being  requested,  and (F) for  Permitted  Transaction  Borrowings  and  Consent  Borrowings,
certificates  required to be delivered  for the relevant  transaction  under  Article VII;  provided,  that no such request  may be made if, at such time,  a Default  has  occurred  and is  continuing,  or an Event of  Default  has occurred;  and provided further,  that (A) such notice shall be delivered,  if at all, no later than six (6) months prior to the Stated  Maturity  Date;  (B) Consent  Borrowings  shall only be advanced upon Agent's  consent,  which consent may be withheld at Agent's  sole  discretion,  (C) Agent's  consent  shall not be required  for advances of
Unrestricted Borrowings or Permitted Transaction  Borrowings;  provided that each transaction for which a Permitted
Transaction  Borrowing  is  requested  must comply with the  relevant  requirements  of Article VII and  Exhibit X,
                                                                                                         ---------
(D) no more than $5,000,000 of Unrestricted  Borrowings  shall be advanced to Borrowers,  and (E) all such advances

                                       20

and  extensions  of credit in  respect  of the Term  Facility  shall be used only for those  purposes  set forth in
Exhibit X,  unless  consented  to by Agent in  accordance  with  this  Section  2.2(a).  All time  periods  in this
---------
paragraph shall be subject to timely compliance with the provisions of Section 5.2(c).

"Permitted  Transaction  Borrowing":  means  borrowings  under the Term Loan,  the  proceeds of which shall be used solely for those purposes set forth in Exhibit X.

"Unrestricted  Borrowings":  means up to $5,000,000  of  borrowings  under the Term Loan for which no Agent consent is required, the proceeds of which shall be used solely for general corporate purposes as set forth in Exhibit X.
                                                                                                       ---------

"Consent  Borrowings":  means borrowings  under the Term Loan which are neither  Permitted  Transaction  Borrowings nor  Unrestricted  Borrowings,  the  proceeds of which shall be used solely for the purposes set forth in Exhibit X
                                                                                                          ---------
and for which Agent consent is required, which consent may be withheld at Agent's sole discretion.

         .........(b)......Borrowers  hereby  irrevocably   authorize  Agent  to  disburse  the  proceeds  of  each
Revolving Credit Loan requested,  or deemed to be requested,  and the proceeds of each disbursement  under the Term
Facility  requested as follows:  (i) the proceeds of each Revolving Credit Loan requested under  Section 2.2(a)(i), or for an advance under the Term Facility requested under Section  2.2(a)(ii),  shall be disbursed by Agent by wire transfer  to such bank  account  as may be agreed  upon by  Company  and Agent  from time to time or  elsewhere  if pursuant to written  direction  from  Company;  and (ii) the  proceeds of each  Revolving  Credit Loan deemed to be requested  under  Section 2.2(a)(i)(B)  shall be  disbursed  by  Agent by way of  direct  payment  of the  relevant interest or other Obligation.

         .........By  executing  this  Agreement,  each of the  Borrowers  confirms  to the other  parties  to this
Agreement  that  Company  shall  (and has been duly  appointed  by each of the  Borrowers  to) act as agent for the
Borrowers  for  all  purposes  of  the  Loan  Documents,  including,  without  limitation,   (i) requesting  Loans,
(ii) requesting  the issuance of Lender Letters of Credit,  (iii) allocating  (to the extent permitted  herein) the proceeds of Loans,  and (iv) taking any other action or receiving any  communication  on behalf of such Borrower in connection  with the Loan  Documents.  Each of the  Lenders  and the  Agents  shall be  entitled  to deal  with any
Borrower  through  Company and to rely on any  instructions or other  communications  from Company on behalf of any
Borrower.  None of the  Lenders or Agents  shall have any  responsibility  to any  Borrower  for  dealing  with the
Borrowers as provided in this  Section 2.2(b),  and the  Obligations  of each of the Borrowers to the Lenders shall not be affected by any matter relating to acts or omissions of Company  relating to the Loans,  requests for Lender
Letters of Credit or otherwise as agent for the Borrowers  hereunder.  Notwithstanding  the  appointment of Company as agent for the  Borrowers  hereunder,  the Agent and the Lenders  shall in their sole  discretion  be entitled to deal directly with any Borrower for all purposes of the Loan Documents.

         .........(c)......All Loans,  advances and other  extensions  of credit to or for the benefit of Borrowers shall constitute one general Obligation of Borrowers, and each Borrower,  jointly and severally,  will be obligated to pay all  amounts  owing  under  this  Agreement.  Such  Obligations  shall be  secured by a Lien upon all of the
Collateral.

         .........(d)......Agent  shall  enter all Loans as debits to a loan  account or  accounts  in the names of
Borrowers and shall also record in said loan  account(s) all payments made by Borrowers on any  Obligations and all proceeds of Collateral which are indefeasibly  paid to Agent, and may record therein,  in accordance with customary accounting  practice,  other  debits  and  credits,  including  interest  and all  charges  and  expenses  properly chargeable to Borrowers.  Prior to the earlier to occur of an Event of Default or the Maturity  Date,  all payments received by Agent  pursuant to Section 2.5  and  collections  into the Agent's  Concentration  Account  pursuant to
Section 2.3  shall be applied first to fees,  costs and expenses due and owing under the Loan Documents.  Following any Event of Default  hereunder,  or  following  the Maturity  Date,  all  payments  received by Agent  pursuant to
Section 2.5 and collections  pursuant to Section 2.5 and Section 2.3 into the Agent's  Concentration  Account shall be applied to the Obligations in such order as Agent shall elect in its sole and absolute discretion.

         .........(e)......Agent will  account to  Borrowers  monthly  with a statement  of the Loans,  charges and payments made pursuant to this  Agreement,  and such  accounting  rendered by Agent shall be deemed final,  binding and conclusive  upon  Borrowers,  absent  manifest  error,  unless Agent is notified by Borrowers in writing to the

                                       21

contrary  within  forty-five  (45) days of the date each  accounting is mailed to  Borrowers.  Such notice shall be deemed an objection only to those items specifically objected to in the notice.

         Section 2.3.  ....Collections,  Disbursements,  Borrowing Availability,  and Lockbox Account. For purposes
                           ---------------------------------------------------------------------------
of this Section 2.3, the term  "Borrowers"  shall not include  Specified  Borrowers,  and the term "Facility" shall not include Facilities owned or operated by Specified Borrowers.

...................(a)......Borrowers shall establish and maintain,  at their sole expense,  the following  accounts and facilities, which Borrowers hereby represent are in existence as of the Closing Date:

                           (i)      depository  accounts into which  payments and  collections  of Accounts of each
Facility,  other than the Larkin  Chase  Facility  owned by Bowie Center  L.P.,  received by check,  draft or other similar  means from any Account  Debtor by any  Borrower,  which shall be held in trust by such  Borrower  (for the benefit  of  Lenders)  and  shall  be  deposited  immediately  by  such  Borrower  into  such  depository  accounts
(collectively,  "Facility  Deposit  Accounts" and the banks at which such Facility  Deposit Accounts are maintained are collectively defined as "Depository Banks"), which are identified on Schedule 2.3;
                                                                         ------------

                           (ii)     that  certain  depository  account  into which  collections  of Accounts of all
Facilities shall be (1) paid by  Medicaid/Medicare/TRICARE  Account Debtors by electronic funds transfer,  (2) paid by such Insurer  Account  Debtors  (other than  Medicaid/Medicare/TRICARE  Account  Debtors) as may be permitted by
Agent  from  time to time in its  sole  discretion,  ("Approved  Insurer  Account  Debtors")  by  electronic  funds transfer,  and (3)  concentrated  and deposited by electronic  funds transfer not less often than weekly (except to the extent such  failure to pay or transfer is due solely to the failure of a Depository  Bank to follow  expressed transfer  instructions  from  Borrowers)  from each and every  Facility  Deposit  Account (the "HHLP  Concentration
Account" and the bank at which such Concentration  Account is maintained is the "HHLP Collecting  Bank"),  which is identified on Schedule 2.3;
              ---------------

                           (iii)    that  certain  depository  account into which  Borrowers  shall ensure that all funds on deposit in the HHLP  Concentration  Account are paid on a daily basis by electronic funds transfer (except to the extent  such  failure to  transfer is due solely to the  failure of a  Depository  Bank to follow  expressed transfer  instructions  from  Borrowers)  from the HHLP  Concentration  Account  (the  "Intermediate  Concentration
Account" and the bank at which such Intermediate  Concentration  Account is maintained,  which may be the same bank as the HHLP Collecting Bank, is the "Intermediate Collecting Bank"), which is identified on Schedule 2.3; and
                                                                                            ------------

                           (iv)     Borrowers shall ensure that no payment or collections of any amounts due to
Specified Borrowers are deposited into any of the foregoing accounts.

                  (b)      Borrowers   shall   ensure   that  all   payments   and   collections   of  Accounts  of
Medicaid/Medicare/TRICARE  Account  Debtors  (other than  Accounts  payable to Specified  Borrowers)  shall be paid directly,  by electronic funds transfer into the HHLP Concentration  Account, and that all payments and collections of Accounts  (other than Accounts paid by  Medicaid/Medicare/TRICARE  Account  Debtors or Approved  Insurer Account
Debtors to the HHLP Concentration  Account) are sent directly to a Facility Deposit Account for deposit,  except to the extent such  failure to pay or transfer is due solely to the failure of a Depository  Bank to follow  expressed transfer instructions from Borrowers.

...................(c)......Agent shall  establish  and  maintain,  at the sole expense of  Borrowers,  that certain concentration  account into which,  after the occurrence of a Sweep Event, all funds on deposit in the Intermediate
Concentration  Account  shall  be  transferred  on a daily  basis  on each  Business  Day  ("Agent's  Concentration
Account").

...................(d)......On or before  Closing,  Borrowers  shall have executed with each of the HHLP  Collecting
Bank and the  Intermediate  Collecting Bank three party lockbox  agreements in the forms attached to this Agreement as Exhibit B-1 and Exhibit B-2,  respectively  (collectively,  the "Lockbox  Agreements").  Such Lockbox Agreements
   -----------     -----------
may not be modified  without  Agent's  prior  written  approval  and  Borrowers  (i) shall  not close or modify the arrangements  regarding the HHLP  Concentration  Account,  the  Intermediate  Concentration  Account or the Agent's
Concentration  Account;  (ii) shall not  establish,  open or modify any Facility  Deposit  Account  without  giving

                                       22

prompt notice thereof to the Agent; and (iii) shall not create,  incur,  assume or suffer to exist any Indebtedness whatsoever  at any time from the HHLP  Collecting  Bank or the  Intermediate  Collecting  Bank other  than  amounts related  to any  fees  and  charges  in  effect  from  time to time  charged  by the  HHLP  Collecting  Bank or the
Intermediate  Collecting  Bank.  Furthermore,  Borrowers  shall not  create,  incur,  assume or suffer to exist any
Indebtedness  whatsoever  at any time from a  Depository  Bank unless such  Indebtedness  shall be the subject of a satisfactory  intercreditor  agreement by and between the Depository Bank and Agent which shall include  provisions required by Section 4.50.

                  (e)......Pursuant to Section 2.5, following the occurrence of a Sweep Event, all funds on deposit in the Intermediate Concentration Account shall be sent by electronic funds transfer on a daily basis to the Agent's Concentration Account, which shall be:

                                                   Bank One N.A.
                                                 Chicago, Illinois
                                               Account No.: 5929792
                                                ABA No.: 071000013
                                    Attention: Heller Healthcare Finance, Inc.
                                       Re: Harborside Healthcare Corporation

...................(f)......Notwithstanding  anything in any Lockbox  Agreement  to the  contrary,  Borrowers  agree that they shall be liable for any fees and charges in effect  from time to time and charged by the HHLP  Collecting
Bank, the  Intermediate  Collecting  Bank, the Depository  Banks or Agent in connection with this Agreement and the
Lockbox  Agreements,  and that Agent and Lenders shall have no liability  therefor.  Borrowers further  acknowledge and agree  that,  to the extent such fees and charges  are not paid by  Borrowers,  such fees and charges  shall be deemed to be Revolving  Credit Loans made by Lenders  hereunder and, to the extent that the payment of such fees or charges by Borrowers  as provided  herein  results in any  overadvance  under this  Agreement,  Borrowers  agree to immediately  repay to Agent,  for the  benefit of  Lenders,  the  amount of such  overadvance.  Borrowers  agree to indemnify  and  hold  Lenders  and  Agent  harmless  from  any and all  liabilities,  claims,  losses  and  demands whatsoever,  including reasonable  attorney's fees and expenses,  arising from or relating to actions of Borrowers, the HHLP Collecting  Bank, the  Intermediate  Collecting Bank or Agent pursuant to this  Section 2.3 or any Lockbox
Agreement.

...................(g)......Following and during the  continuance of any Sweep Event,  Agent shall apply, on a daily basis,  all funds  transferred  into the Agent's  Concentration  Account pursuant to this Section 2.3 to reduce the
Obligations  under the Loans and this Agreement (in  accordance  with  Section 2.2(d))  in such order and manner as
Agent shall determine in its sole discretion.

...................(h)......Borrowers   acknowledge  and  agree  that  their  compliance  with  the  terms  of  this
Section 2.3  is  essential,  and that Agent and Lenders will suffer  immediate and  irreparable  injury and have no adequate remedy at law (i) if Borrowers,  through its acts or omissions, cause or permit  Medicaid/Medicare/TRICARE
Account  Debtors  to send  payments  other  than to the  HHLP  Concentration  Account,  (ii) if  Borrowers  fail to immediately  deposit  collections of Accounts or proceeds of other  Collateral in a Facility  Deposit Account or to the HHLP  Concentration  Account as herein  required,  (iii) if  Borrowers fail to effect a weekly  transfer of all funds  deposited in all Facility  Deposit  Accounts to the HHLP  Concentration  Account,  except to the extent such failure  is due  solely  to the  failure  of a  Depository  Bank to follow  expressed  transfer  instructions  from
Borrowers,  or (iv) if  Borrowers fail to effect a daily transfer of all funds deposited in the HHLP  Concentration
Account to the Intermediate  Concentration Account,  except to the extent such failure is due solely to the failure of a Depository Bank to follow  expressed  transfer  instructions  from Borrowers.  Upon any Borrower's  failure to comply with the terms of this  Section 2.3,  Agent, for the account of the Lenders,  will be entitled,  in addition to exercising  any other rights and remedies  available to it, to assess a  non-compliance  fee which shall operate to increase  the  Revolving  Base Rate and the Term LIBOR Rate by two percent  (2%) per annum  during any period of non-compliance;  provided that Agent shall not assess such  non-compliance  fee earlier than five (5) Business Days
after  notice  to  Borrowers  of  Agent's  intent  to  assess  such  fee  and  Borrowers'   failure  to  cure  such
noncompliance.  Agent  shall be  entitled  to assess  such fee  whether or not an Event of Default is  declared  or otherwise occurs.

         .........(i)......All  funds  transferred  to  the  Agent's   Concentration  Account  for  application  to
Borrowers'  indebtedness  to  Lenders  shall  be  applied  as  provided  in  Section 2.2(d).  If as the  result  of

                                       23

collections  of  Accounts,  after the  occurrence  of a Sweep Event as described in Section 2.5 and pursuant to the terms and conditions of this  Section 2.3,  a credit balance exists with respect to the Intermediate  Concentration
Account,  such credit balance shall only be returned to the Borrowers upon payment in full and  satisfaction of all of Borrowers' Obligations under this Agreement and the other Loan Documents.

         .........(j)......In  any  case  where  a  bank  fails  to  transfer  funds   notwithstanding   Borrowers'
instructions, Borrowers shall use their best efforts to immediately and completely cure the problem.

         Section 2.4.  ....Fees.
                           -----

         .........(a)......By executing this  Agreement,  Borrowers agree  unconditionally  to pay to Agent for the account of Lenders on the Closing Date a  commitment  fee equal to one and  one-half  percent  (1.5%) of the sum of the  Maximum  Revolving  Facility  Amount  plus  the  Initial  Maximum  Term  Facility  Amount  (collectively,  the
"Commitment Fee").

         .........(b)......For  so  long  as  any  of  the  Loans  are  available  to  Borrowers,  Borrowers  agree unconditionally  to pay to Agent for the account of Lenders,  the following fees (each calculated on the basis of a three hundred  sixty (360) day year for the actual number of days elapsed and each payable  quarterly in arrears on the first  Business  Day of each  successive  quarter  (July 1, October 1, January 1 and April 1) after the Closing
Date):

         ..................(i) an unused line fee (the  "Unused  Revolver  Loan Fee") equal to  four-tenths  of one percent  (0.40%)  per annum of the  average  amount by which the  Maximum  Revolving  Facility  Amount  exceeds the average amount of the outstanding  principal  balance of the Revolving  Credit Loans during the preceding  quarter, whether borrowed in cash or by issuance of a Lender Letter of Credit  (including  without  limitation the Escalated
Amounts but only after the amount  available to be drawn under the Lender Letter of Credit  includes such Escalated
Amount); and

         ..................(ii) an unused line fee (the  "Unused  Term Loan Fee")  equal to  one-half  (1/2) of one percent  (0.50%) per annum of the average  amount by which the Maximum Term Facility  Amount exceeds the average of the  sum of  the  amount  of  the  Initial  Maximum  Term  Facility  Amount  plus  any  disbursements  pursuant  to
Section 2.1B(a)  during the preceding  quarter whether borrowed in cash or by issuance of a Lender Letter of Credit
(including  without  limitation  the  Escalated  Amounts but only after the amount  available to be drawn under the
Lender Letter of Credit includes such Escalated  Amount);  provided that such fee shall not apply to any portion of the Additional Commitment Amount which is not available to be borrowed as provided for in Section 2.1B(a).

         .........(c)......Borrowers  shall  pay to  Agent a fee with  respect  to the  Lender  Letters  of  Credit
(i) for  the  benefit of all  Lenders  in the  amount of the  average  daily  amount of Letter of Credit  Liability outstanding  during such month,  including without limitation any additional amounts resulting from any increase in the amount of any Letter of Credit available to be drawn during any such month  ("Escalated  Amounts"),  multiplied by two and  one-quarter  percent  (2.25%) per annum (the  "Letter of Credit Fee") and (ii) for the account of Agent or the issuing  Lender a fronting  fee for each Lender  Letter of Credit  issued or obtained by Agent or any Lender from the date of  issuance  to the date of  termination  equal to the  average  daily  amount  of  Letter of Credit
Liability  with  respect to such  Lender  Letters of Credit  outstanding  during such  month,  including  Escalated
Amounts  multiplied  by  one-quarter  of one  percent  (0.25%)  per annum  (the  "Facing  Fee").  Such fees will be calculated  on the basis of a three  hundred sixty (360) day year for the actual number of days elapsed and will be payable monthly in arrears on the first Business Day of each month.

         .........(d)......Borrowers  shall pay to Agent,  on demand,  any and all fees,  costs or  expenses  which
Agent or any Lender pays to a bank or other similar institution  (including,  without limitation,  any fees paid by any Lender to any  participant)  arising out of or in connection  with (i) the forwarding to Borrowers or any other
Person on behalf of  Borrowers,  by Agent or any Lender,  of proceeds of Revolving  Credit Loans made by Lenders to
Borrowers pursuant to this Agreement,  and (ii) the depositing for collection,  by Agent or any Lender of any check or item of payment received or delivered to Agent or any Lender on account of Obligations.

         .........(e)......Borrowers   agree   unconditionally   to  pay  to  Agent  for  its  own  account  (i)  a
fully-earned,   nonrefundable   administrative  fee  in  an  amount  equal  to  ONE  HUNDRED  THOUSAND  and  NO/100

                                       24

($100,000.00)  per annum in advance  beginning  on the  Closing  Date and  thereafter  on each  anniversary  of the
Closing  Date and (ii) a  fully-earned,  nonrefundable  collateral  monitoring  fee of FIFTEEN  THOUSAND and NO/100
DOLLARS  ($15,000.00)  per month payable monthly in advance  beginning on the Closing Date (pro rated for the month during which Closing shall have  occurred  based on a thirty (30) day month) and on the first  Business Day of each successive  calendar month.  Such fees shall be payable until the Obligations  shall have been paid in full and all commitments hereunder shall have been terminated in accordance with the provisions of this Agreement

         .........(f)......For  so  long  as  any  of  the  Collateral   consists  of  Real   Property,   Borrowers
unconditionally  shall  pay to  Agent a  monthly  Real  Property  collateral  inspection  fee (the  "Real  Property
Collateral  Fee") equal to ONE THOUSAND  DOLLARS  ($1,000.00).  The Real Property  Collateral  Fee shall be payable monthly in advance  beginning on the Closing  Date on the first  Business Day of each  successive  calendar  month.
Such fees shall be payable until the Obligations  shall have been paid in full and all commitments  hereunder shall have been terminated in accordance with the provisions of this Agreement.

         Section 2.5.  ....Payments.
                           ---------

         .........(a)......Principal  payable on account of  Revolving  Credit  Loans shall be payable by Borrowers to Lenders  immediately  upon the  earliest  of (i) the  receipt by  Borrowers  or  Lenders of any  payments  on or proceeds from any of the Personal  Property after the occurrence  and during the  continuance of a Sweep Event,  to the extent of such  proceeds,  except if received in the ordinary  course of business,  (ii) the  occurrence  of an
Event of Default if any of the Loans and the  maturity of the payment of any of the  Obligations  are  accelerated,
(iii) the  termination of this Agreement  pursuant to Section 2.8  or (iv) the  Maturity Date;  provided,  however,
                                                                                                --------   -------
that if the sum of the Revolving Letter of Credit Reserve plus the outstanding  principal  balance of the Revolving
Credit Loans is at any time in excess of the Borrowing Base,  Borrowers shall,  immediately upon demand, repay such excess.  Interest  accrued on the Revolving  Credit Loans shall be due on the earliest of (x) the first day of each month (for the immediately  preceding month),  computed on the last calendar day of the preceding month, (y) during the continuance of an Event of Default, the day such interest accrues, or (z) the Maturity Date.

         .........(b)......Principal  payable on  account of the Term  Facility  shall be payable by  Borrowers  to
Lenders  immediately  upon the earliest of (i) the date(s) set forth in the  amortization  schedule  attached as or described in Exhibit D hereto, or (ii) the Maturity Date; provided,  however, such principal  amortization payments
             ---------                                    --------   -------
shall commence only after Lender's  disbursement of the entire Additional  Commitment  Amount.  Interest accrued on the Term Facility  shall be due on the earliest of (x) the first day of each month (for the  immediately  preceding month),  computed on the last  calendar  day of the  preceding  month,  (y) during the  continuance  of an Event of
Default, the day such interest accrues, or (z) the Maturity Date.

         .........(c)......Except to the extent  otherwise set forth in this  Agreement,  all payments of principal of and of interest on the Loans,  all other charges and any other  obligations of Borrowers  under this  Agreement, shall be made to Agent or to the  Agent's  Concentration  Account,  as the case may be,  in  immediately  available funds.  All payments  shall be made without  deduction for any set-off,  recoupment,  counterclaim  or defense that
Borrowers now have or may have in the future.

                  (d)      In the event that any payment required  hereunder is not actually  received by the Agent within five (5) calendar days of the date such payment is due,  Borrowers  agree to pay a late charge equal to four percent (4%) of the total amount of any delinquent  payment as liquidated  damages in order to defray the increased cost of  collection  occasioned  by such late payment and the lost  investment  opportunity.  Such charges shall be imposed  automatically,  without any notice to the  Borrowers or any other  person,  but not more often than once a month.

                  (e)      Notwithstanding  the foregoing,  immediately upon the occurrence of any of the following events  (individually a "Sweep Event" and  collectively,  the "Sweep Events"),  whether or not declared by Agent as an Event of Default,  Agent may,  without  notice to Borrowers,  initiate the automatic  transfer of funds from the
Intermediate  Concentration  Account  to the  Agent's  Concentration  Account  pursuant  to  that  certain  Lockbox
Agreement with the Intermediate Collecting Bank, which transfers shall continue on each Business Day thereafter:

                           (1)      An Event of Default  pursuant to Section 8.1 (a),  (b),  (f),  (g), (m), (q) or
(r)(i);

                                       25

                           (2)      Borrowers'  failure to comply with any financial  covenant pursuant to Sections
6.22 or 6.23, which failure shall not have been cured, amended or waived within thirty (30) days;

                           (3)      Borrowers  shall  have  (i) failed  to  maintain  deposit  accounts  or Lockbox
Agreements or (ii) received,  transferred,  or applied payments of Account Debtors, in either case in contravention of Section 2.3;

                           (4)      Borrowers  shall  have  failed to timely  meet  obligations  related to payroll taxes in excess of $50,000.00;

                           (5)      Agent or any Lender shall have paid,  on behalf of any  Borrower,  any fee, tax assessment,  premium or similar  charge or shall have  incurred  any  obligation  for  payment,  including  but not limited to incurrence of attorneys  fees, as a result of any  Borrowers'  action or inaction (in which event(s) the transfer  of funds shall be limited to the amounts  paid or  incurred  by Agent or Lender) and  Borrowers  have not reimbursed Agent or such Lender in full within five (5) days of written notice thereof;

                           (6)      Agent or any Lender  shall have  commenced  foreclosure  or execution on any of the Collateral as permitted under any Loan Document; or

                           (7)      Any Borrower  shall have acted in a fraudulent  manner or shall have  committed an act of fraud.

         Section 2.6.      Use of  Proceeds.  The  proceeds  of  Lenders'  advances  under the Loans  shall be used
                           -----------------
solely for the purposes set forth on  Exhibit X;  provided  that,  if a Sweep Event has  occurred,  but no Event of
                                      ---------
Default exists,  and funds on deposit in the Intermediate  Concentration  Account are being  transferred on a daily basis to the Agent's  Concentration  Account,  proceeds from the Revolving  Facility  shall be used for  Borrowers'
(other  than  Specified  Borrowers')  general  corporate  purposes  and  working  capital.  To the  extent any Term
Facility  proceeds are repaid for any reason,  whether  voluntarily or  involuntarily  (including  repayments  from insurance  or  condemnation  proceeds),  Agent and Lenders  shall have no  obligation  to  re-advance  such sums to
Borrowers

         Section 2.7.      Interest  Rate  Limitation.  The parties  intend to conform  strictly to the  applicable
                           ---------------------------
usury  laws  in  effect  from  time  to  time  during  the  term  of the  Loans.  Accordingly,  if any  transaction contemplated  by this Agreement  would be usurious under such laws,  then  notwithstanding  any other  provision of this  Agreement:  (a) the  aggregate  of all interest  that is  contracted  for,  charged,  or received  under this
Agreement or under any other Loan Document  shall not exceed the maximum  amount of interest  allowed by applicable law (the "Highest  Lawful  Rate"),  and any excess shall be promptly  credited to Borrowers by Agent,  on behalf of
Lenders (or, to the extent that such  consideration  shall have been paid,  such excess shall be promptly  refunded to Borrowers by Agent,  on behalf of Lenders);  (b) no Borrower nor any other Person now or hereafter  liable under this  Agreement  shall be  obligated  to pay the amount of such  interest to the extent that it is in excess of the
Highest Lawful Rate;  and (c) the effective  rate of interest for the portion of the Loans that would  otherwise be usurious  under  applicable  laws shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lenders for the use,  forbearance,  and  detention  of the debt of  Borrowers  to Lenders  shall,  to the extent permitted  by  applicable  law,  be  allocated  by  Agent,  on behalf of  Lenders  throughout  the full term of the applicable  Note until  payment is made in full so that the actual  rate of  interest  does not exceed the  Highest
Lawful  Rate in effect at any  particular  time during the full term  thereof.  If at any time the rate of interest under the  applicable  portion of the Loans  exceeds  the  Highest  Lawful  Rate,  the rate of  interest  to accrue pursuant  to this  Agreement  under such  portion of the Loans shall be  limited,  notwithstanding  anything to the contrary in this Agreement,  to the Highest Lawful Rate, but any subsequent  reductions in the applicable  interest accrual  rate shall not reduce the  interest to accrue  pursuant to this  Agreement  below the Highest  Lawful Rate until the total  amount of  interest  accrued  equals the amount of  interest  that would have  accrued if the Term
LIBOR Rate,  Revolving  LIBOR Rate or Revolving Base Rate, as applicable,  had at all times been in effect.  If the total amount of interest paid or accrued  pursuant to this  Agreement  under the foregoing  provisions is less than the total  amount of interest  that would have  accrued if the Term LIBOR Rate,  Revolving  LIBOR Rate or Revolving
Base Rate, as  applicable,  had at all times been in effect,  then  Borrowers  agree to pay to Agent,  on behalf of
Lenders an amount  equal to the  difference  between (x) the lesser of (A) the amount of  interest  that would have accrued if the Highest  Lawful Rate had at all times been in effect,  or (B) the amount of interest that would have

                                       26

accrued if the Term LIBOR Rate,  Revolving LIBOR Rate or Revolving Base Rate, as applicable,  had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Agreement.

         Section 2.8.      Maturity Date; Termination of Agreement; Termination Fee.
                           ---------------------------------------------------------

                  (a)      The Notes, all interest accrued  thereon,  all fees,  expenses and other charges accrued hereunder,  and all other Obligations,  if not earlier paid or required to be paid, shall become due and payable in full  upon the  "Maturity  Date"  (as  defined  below).  The  "Maturity  Date"  shall be the  earliest  to occur of
(i) September 13,  2005 (the "Stated Maturity Date"),  (ii) the date on which the Obligations  otherwise become due as a result of  acceleration  of the  Obligations  as provided for under this Agreement or any other Loan Document, or (iii) the effective date of any earlier termination of this Agreement.

                  (b)      Subject to the provisions of  Section 2.8(c)  and  Section 2.9,  and upon payment of all termination  and  prepayment  fees pursuant to  Section 2.9,  upon at least three (3) days prior written  notice to
Agent from Company (the  "Termination  Notice  Period"),  Borrowers may terminate  this  Agreement.  Borrower shall specify an effective  termination  date in any notice of termination of this Agreement (the "Requested  Termination
Date").  Unless  earlier  terminated  pursuant to this  Agreement,  all funding  obligations  of Lenders under this
Agreement shall terminate no later than the expiration of the Termination Notice Period.

                  (c)      All undertakings,  agreements,  covenants,  warranties, and representations of Borrowers contained in the Loan Documents  shall survive any  termination of this Agreement or Lenders'  funding  obligations under this  Agreement and Lenders shall retain their Liens in the  Collateral  and all of their rights and remedies under the Loan Documents  notwithstanding  such  termination  until Borrowers have paid the Obligations to Lenders, in full, in immediately  available  funds and all Letter of Credit  Reserve is eliminated to Agent's  satisfaction.
All  indemnities  of Borrowers in this  Agreement or any other Loan  Document  shall  survive  termination  of this
Agreement.

         Section 2.9.      Prepayment.
                           -----------

                  (a)      Except as  specifically  provided  otherwise  in  Section 2.9,  Borrowers  shall have no right to prepay the Term Note.  Except as  otherwise  set forth in  Section 3.8  (b)(iv) and (v),  Borrowers  shall have no right to terminate  the  Revolving  Facility in part at any time,  nor in whole until such time as the Term
Facility is  terminated in accordance  with this  Section 2.9  and upon payment to Agent for the benefit of Lenders of (i) all interest  accrued on the Revolving Note and all other  Obligations  accrued  hereunder in respect of the
Revolving  Note and (ii) a  termination  fee of three  percent  (3%) of the Maximum  Revolving  Facility  Amount if terminated  prior to the  eighteen  (18) month  anniversary  of the Closing  Date (the  "Initial  Period")  and two
percent  (2%) of the Maximum  Revolving  Facility  Amount if  terminated  at any time after the Initial  Period but prior to the  twenty-four  month  anniversary  of the Closing Date (in either case,  only if the Company shall have delivered a Term Increase Notice,  and Agent shall have approved it, thus making the Additional  Commitment  Amount available for borrowing  under the Term Facility  pursuant to the provisions of  Section 2.1B(a)).  Thereafter,  no termination  fee shall apply to the  termination of the Revolving  Facility.  To terminate the Revolving  Facility,
Company shall give Agent three (3) days' prior  written  notice.  In the event that the Revolving  Facility or Term
Facility  is  terminated  at a time that any Lender  Letters of Credit are  outstanding  thereunder,  respectively,
Borrowers  shall  immediately  cause the Agent and each Lender to be  released  from all  liability  under any such
Lender  Letters of Credit or, at Company's  option,  Borrowers  shall deposit with Agent for the benefit of Lenders cash in an amount  equal to one hundred  five  percent  (105%) of the  aggregate  outstanding  Revolving  Letter of
Credit Reserve or Term Letter of Credit Reserve,  as applicable,  to be available to Agent to reimburse  payment of drafts drawn under such Lender Letters of Credit and pay any fees and expenses related  thereto,  all in accordance with a reimbursement agreement executed by Borrower and reasonably satisfactory to Agent.

                  (b)      Upon  three (3) days'  prior  written  notice of the date of  prepayment  from  Company,
Borrowers may prepay all or any portion of the Term Note  outstanding,  together  with all interest  accrued on the
Term Note and all other Obligations  accrued  hereunder in respect of the Term Facility.  If any prepayment is made at any time during the Initial  Period,  Borrower shall pay to Agent for the benefit of Lenders a prepayment fee of two  percent  (2%) of any amount  prepaid;  provided  that if any  Lender  Letter of Credit  issued  under the Term
Facility is terminated  during the Initial Period, no such fee shall be payable.  Thereafter,  the Term Note may be prepaid without payment of a fee.

                                       27

                  (c)      All of Lender's  obligations  hereunder to make advances in respect of the Term Facility shall  terminate  upon the  earlier  to occur  of (1)  prepayment  of all or any  portion  of the Term  Note or (2)
Lender's receipt of Borrowers' notice of its intention to prepay the Term Note in whole or in part.

         Section 2.10.     Joint and Several Liability;  Binding  Obligations.  Each entity  constituting  Borrower
                           ---------------------------------------------------
shall be jointly and severally  liable for all of the  obligations of Borrower under the Notes and this  Agreement.
Each Borrower,  individually,  expressly  understands,  agrees and  acknowledges,  that the Loans would not be made available  on the terms  herein in the  absence of the  collective  credit of all of the  Borrowers,  the joint and several  liability  of all  Borrowers,  and  the  cross-collateralization  of  the  Collateral  of  all  Borrowers.
Accordingly,  each Borrower,  individually  acknowledges  that the benefit to each of the Borrowers under the Loans as a whole constitutes  reasonably  equivalent  value,  regardless of the amount of the Loans actually borrowed by, advanced to, or the amount of Collateral provided by, any individual  Borrower.  In addition,  each Borrower hereby acknowledges  and  agrees  that  all  of  the  representations,  warranties,  covenants,  obligations,  conditions, agreements  and other terms  contained  in this  Agreement  shall be  applicable  to and shall be binding upon each
Borrower, and shall be binding upon all such entities when taken together.

                                                    ARTICLE III

                                                    COLLATERAL
                                                    ----------

         Section 3.1.      Generally.
                           ----------

                  (a)      Borrowers.  As security for the prompt and  complete  payment and  performance  when due
                           ---------
(whether at the stated  maturity,  by  acceleration  or otherwise) of the  Obligations,  Borrowers  (other than the
Specified  Borrowers)  hereby assign and grant to Agent,  for the benefit of Agent and Lenders,  a continuing first priority  Lien  on and  security  interest  in,  upon,  and to all of the  Borrowers'  (other  than  the  Specified
Borrowers) right title and interest in the following  property  whether now owned or hereafter  acquired or arising
(the "Personal  Property",  it being  understood  that the defined term "Personal  Property" shall also include the property  described in  Section 3.1(b)  in each instance  herein where the context  refers to or includes  Mortgage
Borrowers,  including  without  limitation  each instance  where  Mortgage  Borrowers  grant an interest in, or are prohibited from  encumbering,  such property;  unless  otherwise  defined in this Agreement,  all terms used in the following  subparagraphs  shall have the meanings given them in the Uniform  Commercial Code as now or hereafter in effect):

                           (i)      All of Borrowers'  Accounts,  including,  but not limited to, all of Borrowers'
money,  contract  rights,  chattel  paper,  documents,  deposit  accounts,  securities,   investment  property  and
instruments  with  respect  thereto,  and all of  Borrowers'  rights,  remedies,  security,  Liens  and  supporting obligations,  in, to and in  respect  of the  foregoing,  including,  without  limitation,  rights of  stoppage  in transit,  replevin,  repossession  and  reclamation  and other rights and remedies of an unpaid  vendor,  lienor or secured  party,  guaranties  or other  contracts  of  suretyship  with respect to the  Accounts,  deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

                           (ii)     To the  extent not  listed  above,  all of  Borrowers'  now owned or  hereafter acquired  deposit  accounts into which  Accounts or the proceeds of Accounts are  deposited,  including any Lockbox
Account;

                           (iii)    All of Borrowers' general intangibles  (including,  but not limited to, payment intangibles) and other property of every kind and description,  all with respect to,  evidencing or relating to its
Accounts,  including,  but not limited to, all existing and future customer lists, choses in action, claims, books, records,  ledger  cards,  contracts,  licenses,  formulae,  tax and other types of refunds,  returned  and unearned insurance  premiums,  rights and claims under insurance  policies,  and computer programs,  information,  software, records,  and  data,  as the same  relates  to the  Accounts  but  excluding  those  certain  contracts  listed  on
Schedule 3.1 which Borrowers represent by their terms are not assignable;

                           (iv)     All of Borrowers' letter of credit rights and commercial tort claims; and

                                       28

                           (v)      To  the  extent  not  listed  above  as  original   collateral,   the  proceeds
(including,  without  limitation,  insurance  proceeds)  of all of the  foregoing,  irrespective  of  whether  such proceeds are deposited into a deposit  account and/or are  transferred  from one deposit account to another deposit account.

                           (vi)     "Personal  Property" as defined in this  Section 3.1 shall  include the permits or licenses of any Borrower (other than any Specified  Borrower)  necessary in connection with the operation of any
Facility  that is the  subject of a Lessee  Lease  except to the extent  (i) pledged  to a landlord  under a Lessee
Lease as  disclosed  on  Schedule 3.1  or  (ii) any of such  permits and  licenses  are  required by a  prospective
                         ------------
landlord to be pledged to such landlord in connection  with an Approved Lease  Transaction or Approved  Acquisition
Transaction,  in which case  "Personal  Property" as defined in this Section 3.1 shall not include any such permits and licenses and Borrower may grant such landlord a security interest in any such permits and licenses.

                  (b)      Mortgage  Borrowers.  As security  for the prompt and complete  payment and  performance
                           -------------------
when due (whether at the stated  maturity,  by acceleration or otherwise) of the  Obligations,  Mortgage  Borrowers hereby assign and grant to Agent,  for the benefit of Agent and Lenders,  a continuing  first  priority Lien on and security  interest in, upon,  and to all of such  Mortgage  Borrowers'  right,  title and interest in the following property whether now owned or hereafter acquired or arising (the "Personal  Property";  unless otherwise defined in this  Agreement,  all terms used in the following  subparagraphs  shall have the meanings given them in the Uniform
Commercial Code as now or hereafter in effect) in addition to the grant set forth in (a) above:

                           (i)      All of Mortgage  Borrowers' right,  title and interest in, to and in respect of all goods  relating to, or which by sale have  resulted in,  Accounts,  including,  without  limitation,  all goods described in invoices or other documents or instruments  with respect to, or otherwise  representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

                           (ii)     All of Mortgage Borrowers' general intangibles (including,  without limitation, any proceeds from insurance policies after payment of prior interests),  software,  patents, unpatented inventions, trade secrets,  copyrights,  contract  rights,  goodwill,  literary  rights,  rights to  performance,  rights under licenses,  choses-in-action,  claims,  information  contained  in computer  media  (such as data bases,  source and object codes,  and information  therein),  things in action,  trademarks and trademarks  applied for (together with the goodwill  associated  therewith) and derivatives  thereof,  trade names,  including the right to make, use, and vend goods utilizing any of the foregoing,  and permits,  licenses,  certifications,  authorizations and approvals, and the rights of any Mortgage Borrower thereunder,  issued by any governmental,  regulatory, or private authority, agency,  or entity  whether now owned or  hereafter  acquired,  together  with all cash and  non-cash  proceeds and products thereof;

                           (iii)    All of Mortgage Borrowers' now owned or hereafter acquired,  inventory of every description  which is held by any Mortgage  Borrower  for sale or lease or is  furnished  by any Mortgage  Borrower under any contract of service or is held by any Mortgage  Borrower as raw  materials,  work in process or materials used or  consumed in a  business,  wherever  located,  and as the same may now and  hereafter  from time to time be constituted, together with all cash and non-cash proceeds and products thereof;

                           (iv)     All of Mortgage  Borrowers' now owned or hereafter  acquired  personal property of every kind or nature, machinery,  appliances,  equipment (including,  without limitation,  medical equipment and instruments),  furniture,  computer equipment,  tools,  tooling,  fixtures,  goods,  supplies,  materials,  work in process, together with all additions,  parts, fittings,  accessories,  special tools,  attachments,  and accessions
now and  hereafter  affixed  thereto  and/or  used in  connection  therewith,   all  additions,  substitutions  and
replacements to any of the foregoing, and all cash and non-cash proceeds and products thereof; and

                           (v)      All of  Mortgage  Borrowers'  other  money,  securities,  investment  property, deposit accounts, instruments, documents, supporting obligations and chattel paper;

                           (vi)     To the extent  assignable,  all management  contracts,  permits,  certificates,
licenses,   approvals,   contracts,   options,   development  rights,  entitlements  and  authorizations,   however
characterized,  issued or in any way furnished for the acquisition,  construction,  development,  operation and use

                                       29

of the Land (as defined in the  Mortgage),  Improvements  (as defined in the  Mortgage)  and/or  Leases,  including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

                           (vii)    All refunds, rebates,  reimbursements,  reserves, deferred payments,  deposits, cost  savings,  governmental  subsidy  payments,  governmentally-registered  credits  (such as emissions  reduction credits),  other  credits,  waivers  and  payments,  whether  in cash or in kind,  due from or  payable  by (i) any
federal,  state,  municipal  or  other  governmental  or  quasi-governmental   agency,  authority  or  district  (a
"Governmental  Agency") or (ii) any insurance or utility company  relating to any or all of the Property or arising out of the  satisfaction  of any conditions  imposed upon or the obtaining of any approvals for the  development or rehabilitation of the Property; and

                           (viii)   To  the  extent  not  listed  above  as  original   collateral,   the  proceeds
(including, without limitation,  insurance proceeds) and products of all of the foregoing,  irrespective of whether such proceeds are deposited  into a deposit  account  and/or are  transferred  from one deposit  account to another deposit account, and all replacements, additions, substitutions and accessions of and to all of the foregoing.

         Section 3.2.      Lien  Documents.  At  Closing  and  thereafter  as  Agent  deems  necessary  in its sole
                           ----------------
discretion,  Borrowers  (other than Specified  Borrowers)  shall execute and deliver to Agent, or have executed and delivered (all in form and substance  reasonably  satisfactory  to Agent in its sole  discretion)  any  agreements, documents,  instruments,  and writings deemed necessary by Agent or as Agent may otherwise  reasonably request from time to time in its sole discretion to evidence,  perfect,  or protect  Lenders' Lien and security  interest in the
Collateral  required under this Agreement;  provided that lockbox or control  agreements with respect to Borrowers'
deposit  accounts  shall not be  required  except to the extent set forth in Section  2.3.  Borrowers  (other  than
Specified Borrowers) hereby authorize Agent to file one or more financing statements,  continuation  statements (or equivalent) and amendments thereto describing the Collateral and describing any statutory liens held by Lender.

         This Agreement shall constitute a security  agreement as that term is used in the Uniform  Commercial Code in effect in the  jurisdiction(s)  in which each Borrower (other than Specified  Borrowers) is organized and in the jurisdiction(s)  in which the Collateral is situated and Borrowers  (other than Specified  Borrowers)  hereby grant to Agent for the benefit of the Lenders in order to secure the Obligations, a security interest in the Collateral.

         Section 3.3.      Personal Property Collateral Administration.
                           --------------------------------------------

                  (a)      Borrowers  (other than Specified  Borrowers) shall keep accurate and complete records of its  Accounts  and all  payments  and  collections  thereon and shall  submit to Agent as set forth in Section 6.1, sales and  collections  reports.  In  addition,  if Accounts in an  aggregate  face amount in excess of  $50,000.00 become  ineligible  because they fall within one of the  specified  categories  of  ineligibility  set forth in the definition of Qualified  Accounts or otherwise,  Borrowers  (other than Specified  Borrowers) shall notify Agent of such  occurrence on the first Business Day following the time Borrowers  (other than Specified  Borrowers)  know or should  have known of such  occurrence  and the  Borrowing  Base  shall  thereupon  be  adjusted  to  reflect  such occurrence.

                  (b)      Whether or not an Event of Default has occurred,  any of Agent's officers,  employees or agents shall have the right,  at any reasonable time or times  hereafter,  in the name of Lender or any designee of
Lender or any  Borrower  (other than  Specified  Borrowers),  to verify the  validity,  amount or any other  matter relating to any Accounts by mail,  telephone,  telegraph or otherwise.  Borrowers (other than Specified  Borrowers)
shall cooperate fully with Agent in an effort to facilitate and promptly conclude such verification process.

                  (c)      After the occurrence  and during the  continuance of an Event of Default or Sweep Event,
Agent  shall  have  the  right  at any  time to  notify  Account  Debtors  (subject  to  applicable  law  regarding
Medicaid/Medicare/TRICARE Account Debtors) that Accounts have been assigned to Agent, on behalf of Lenders.

                  (d)      Borrowers  shall bear the risk of loss on all Personal  Property,  regardless of whether such Personal  Property is in the possession or control of any Borrower,  any Lender,  Agent, a bailee or any other
Person.

         Section 3.4.      Other  Actions.   In  addition  to  the  foregoing,   Borrowers  (other  than  Specified
                           ---------------
Borrowers):

                                       30

                  (a) after the  occurrence  and during the  continuance  of a Sweep Event,  shall  provide  prompt written notice to each private  indemnity,  managed care or other Insurer who either is currently an Account Debtor or becomes an Account Debtor at any time  following the date of this  Agreement  that Agent,  on behalf of Lenders, has been granted a first  priority  Lien and security  interest  in, upon and to all  Accounts  applicable  to such
Insurer  and  directs  each  Account  Debtor to make  payments  into the HHLP  Concentration  Account,  and  hereby authorizes  Agent,  upon  Borrowers'  failure  to send such  notices  within  ten (10) days  after the date of this
Agreement (or ten (10) days after the Insurer  becomes an Account  Debtor),  to send any and all similar notices to such Insurers;

                  (b) shall do anything  further  that may be lawfully and  reasonably  required by Agent to secure
Lenders'  interests  granted  hereunder and effectuate the intentions and objects of this Agreement,  including but not limited to the execution and delivery of lockbox agreements,  continuation statements,  amendments to financing statements,  and any other  documents  required  under this  Agreement;  provided that lockbox  agreements or other control  agreements  with respect to Borrowers'  deposit  accounts  shall not be required  except to the extent set forth in Section 2.3 hereof;

                  (c) at Agent's  request,  shall  immediately  deliver to Agent all items of Collateral  for which
Agent must receive possession to obtain a perfected security interest;

                  (d) shall, on Agent's demand, deliver to Agent all notes,  certificates,  and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Personal Property;

                  (e) shall,  where  Personal  Property is in the possession of a third party and possession is the sole or customary means of perfecting a security interest in such Personal  Property,  join with Agent in notifying the third party of Agent's  security  interests  and obtaining an  acknowledgement  from the third party that it is holding the Personal Property for the benefit of Lender;

                  (f)  shall  cooperate  with  Agent  in  obtaining  control  with  respect  to  Personal  Property consisting  of deposit  accounts,  to the extent  required by Section 2.3,  investment  property,  letter of credit rights,  electronic  chattel paper and any other portion of the Personal  Property for which control is required in order to perfect a security interest; and

                  (g) shall not create any chattel paper without  placing a legend on the chattel paper  acceptable to Agent indicating that Agent, on behalf of Lenders, has a security interest in the chattel paper.

         Section 3.5.      Searches.  Before  Closing,  and  thereafter  (as and  when  determined  by Agent in its
                           ---------
reasonable  discretion),  Agent will perform the searches  described in clauses (a), (b) and (c) below against each
Borrower  (other  than  Specified  Borrowers)  (the  results  of which are to be  consistent  with such  Borrowers'
representations and warranties under this Agreement), all at Borrowers' expense:

                  (a)      Uniform  Commercial  Code searches with the Secretary of State and local filing  offices of each  jurisdiction  where each Borrower  (other than Specified  Borrowers)  maintains its executive  offices,  a place of business, or assets and the jurisdiction in which each Borrower is organized;

                  (b)      Judgment,  federal tax lien and corporate and  partnership  tax lien  searches,  in each jurisdiction searched under clause (a) above; and

                  (c)      Searches of applicable  corporate,  limited liability  company,  partnership and related records to confirm the continued  existence,  organization and good standing of each Borrower (other than Specified
Borrowers) and the exact legal name under which each Borrower (other than Specified Borrowers) is organized.

         Section 3.6.      Power  of  Attorney.  Each  of  the  officers  of  Agent  is  hereby  irrevocably  made,
                           --------------------
constituted  and appointed the true and lawful  attorney for Borrowers  (other than Specified  Borrowers)  (without requiring  any of them to act as such) with full power of  substitution  to do the following  after the  occurrence and during the  continuance  of an Event of Default:  (a) endorse the name of any  Borrower  (other than  Specified
Borrowers) upon any and all checks,  drafts,  money orders, and other instruments for the payment of money that are payable to such Borrower and constitute  collections on such  Borrower's  Accounts;  (b) execute in the name of any

                                       31

Borrower  (other  than  Specified  Borrowers)  any  financing  statements,  schedules,  assignments,   instruments,
documents,  and statements that such Borrower is obligated to give Agent or Lenders under this Agreement;  (c) take any action any Borrower (other than Specified  Borrowers) is required to take under  Section 3.4  above; and (d) do such other and further acts and deeds in the name of any Borrower  (other than Specified  Borrowers) that Agent may reasonably  deem  necessary  or  desirable to enforce any Account or other  Personal  Property or perfect  Lenders'
security  interest or Lien in any  Collateral.  In  addition,  if any  Borrower  (other than  Specified  Borrowers)
breaches  its  obligation  to direct  payments of the proceeds of the  Personal  Property to the  Facility  Deposit
Account,  Agent,  as the  irrevocably  made,  constituted  and appointed true and lawful attorney for such Borrower pursuant to this paragraph,  may, by the signature or other act of any of Agent's officers  (without  requiring any of them to do so),  direct any  federal,  state or private  payor or fiscal  intermediary  to pay  proceeds  of the
Personal Property to such Borrower by directing payment to the Facility Deposit Account.

         Section 3.7.      New Mortgage Borrowers.  In order to cure or prevent a default under Section 6.22, the
                           -----------------------
Company may, upon (a) Agent's consent and due diligence review and the satisfaction of those conditions precedent specified in Section 5.1 relating to the Real Property required by Agent and (b) delivery to Agent of legal opinions, title insurance and other such documents as Agent then requires in form and substance satisfactory to
Agent, add additional Facilities to the Mortgaged Facilities and update Schedule 1.119 accordingly, so long as
                                                                        --------------
(x) such additional Facilities shall be owned by a Borrower or an entity that becomes a Borrower hereunder and
(y) such owner is designated as an additional Mortgage Borrower.  No cure of any such default shall be effected until all of the matters set forth in this Section 3.7 shall be fully completed, and nothing in this Section 3.7 shall be deemed or construed to create or extend any cure period in this Agreement or in any of the Loan
Documents.

         Section 3.8.      No Liens and  Encumbrances;  No  Disposition  of  Personal  Property  or Real  Property.
                           ----------------------------------------------------------------------------------------
Borrowers  agree that upon the  occurrence  of any of the  following,  without  Requisite  Lenders'  prior  written consent (which may be withheld in Requisite  Lenders' sole  discretion),  such occurrence shall constitute an Event of Default under this  Agreement and under the other Loan  Documents  without the need for notice or an opportunity to cure and Lenders shall have the absolute right, at their option,  without notice and without demand,  to declare all of the  Obligations  immediately  due and  payable and to exercise  any or all of their  rights  under the Loan
Documents:

                  (a)      if  any  Borrower   creates,   incurs,   assumes  or  suffers  to  exist  any  mortgage,
encumbrance,  hypothecation,  pledge,  Lien or other  encumbrance  of any kind  (including the charge upon property purchased under a conditional sale or other title retention  agreement)  upon, or any security  interest in, any of their  Collateral  or upon any interest in the Real  Property  (including  without  limitation,  upon any leasehold interest), whether now owned or hereafter acquired, except for Permitted Liens;

                  (b)      if  any  Borrower  makes  or  suffers  to  occur  any  sale,  lease,  transfer,   grant,
conveyance,  assignment  or other  disposition  or  alienation  of any of its assets or of any interest  (including leasehold interests) in any of the Real Property, including without limitation any Collateral, other than:

                  (i)      entering  into Leases and Lessee  Lease in effect on the date hereof,  or entering  into leases under which both the lessor (or  sublessor)  and lessee (or  sublessee)  are Borrowers  (other than Mortgage
Borrowers and Specified Borrowers), and leases permitted under Section 7.20;

                  (ii)     the sale,  lease,  transfer or other  disposition of any or all of any Borrowers' (other than Mortgage  Borrowers')  assets (upon  voluntary  liquidation  or otherwise) to another  Borrower  (other than a
Specified  Borrower) provided such sale, lease,  transfer or disposition could not reasonably be expected to have a
Material Adverse Effect;

                  (iii)    the  merger  or  consolidation  of (1) any  Mortgage  Borrower  with or into  any  other
Mortgage  Borrower or (2) any Borrower  (other than a Mortgage  Borrower)  with or into any other  Borrower  (other than a Mortgage  Borrower),  provided,  in each case,  (A) such  merger could not  reasonably be expected to have a
Material  Adverse  Effect and  (B) Borrowers  execute such  documents as Agent shall  require  (including,  without limitation,  assumption  documents)  and  Borrowers  provide to Agent such  authorization  documents  and other due diligence documentation as Agent shall require;

                                       32

                  (iv)     the  sale or other  disposition  of any  personal  property  by any  Borrower  that,  in
Borrowers'  reasonable  judgment has become  uneconomic,  obsolete or worn out,  provided  that  (A) such  personal property  (1) is sold or disposed of in the ordinary  course of business and (2) in the aggregate has a depreciated book  value as of the date of  disposition  not in  excess  of  $500,000.00,  or (B) such  sale or  disposition  is incident to the  replacement  of such personal  property with items of like kind in the ordinary  course;  provided
                                                                                                           --------
however,  that Borrowers (other than Mortgage  Borrowers) shall have the right to dispose of personal property that
-------
has a depreciated  book value as of the date of disposition in excess of $500,000.00,  which sale or disposition is not  incident to the  replacement  thereof  with items of like kind in the  ordinary  course,  so long as Borrowers shall  immediately  pay to Agent for the benefit of Lenders the proceeds paid to Borrowers in connection  with such sale or  disposition  less  any  amount  required  to be paid  by such  Borrower  to a  lender  under  an  Approved
Indebtedness.  Any  proceeds  so paid to Agent  shall be  applied  on a pro rata  basis  (based  on the  respective principal  balances as of the date of payment) to a permanent  reduction of the Revolving Facility and to a partial repayment, without prepayment fee, of the Term Facility; and

                  (v)      the sale or other  disposition of the Laurelwood  Facility,  the proceeds of which shall be required to be paid  immediately  to Agent to the extent such  proceeds  (less  ordinary and  customary  closing costs)  exceed  $2,500,000.00.  Any  proceeds so paid to Agent  shall be applied on a pro rata basis  (based on the respective  principal  balances as of the date of payment) to a permanent  reduction of the Revolving  Facility and to a partial repayment, without prepayment fee, of the Term Facility.

To the extent any  Collateral is sold as provided in this  Section 3.8  (b),  upon payment of the amounts  required such  Collateral  (unless  sold to any  Borrower)  shall be sold free and clear of the  Liens  granted  by the Loan
Documents,  and the Agent  shall be  authorized  to take any  actions  deemed  appropriate  in order to effect  the foregoing.

                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES
                                          ------------------------------

         Each Borrower  represents  and warrants to Lenders,  and shall be deemed to represent  and warrant  (a) on each day on which  Borrowers  request that any Loan be disbursed to Borrowers  under this Agreement and (b) on each day that any disbursement of any Loan to Borrowers shall occur under this Agreement, that:

         Section 4.1.      Subsidiaries.  The  Subsidiaries of the Company and their  respective  jurisdictions  of
                           -------------
organization  are as set forth in  Schedule 4.1.  Subsidiaries  that are not  Borrowers  under this  Agreement  are
                                   ------------
marked as such on Schedule 4.1.
                  -------------

         Section 4.2.      Organization  and  Good  Standing.  Each  Borrower  is  a  corporation,  trust,  limited
                           ----------------------------------
partnership,  limited  liability  company or limited  liability  partnership,  as the case may be, duly  organized, validly existing,  and in good standing under the laws of its state of formation,  is in good standing as a foreign corporation,  trust, limited partnership,  limited liability company or limited liability partnership,  as the case may be, in each  jurisdiction in which the character of the properties  owned or leased by it therein or the nature of its business  makes such  qualification  necessary,  except such  jurisdictions  where the failure so to qualify would not have a Material  Adverse  Effect,  has the  corporate,  trust,  limited  partnership,  limited  liability company or limited  liability  partnership  (as the case may be) power and authority to own its assets and transact the business in which it is engaged,  and has  obtained all  certificates,  licenses  and  qualifications  required under  all  laws,  regulations,  ordinances,  or  orders of public  authorities  necessary  for the  ownership  and operation of all of its  properties and  transaction  of all of its business,  all of which are in the name of such
Borrower  other than such  certificates,  licenses and  qualifications  the lack of which,  individually  or in the aggregate,  would not have a Material  Adverse  Effect.  Each  Borrower's  exact  legal name is as set forth on the
                                                                           -----
signature pages of this Agreement.

                                       33

         Section 4.3.      Authority.  Each  Borrower  has full  corporate,  limited  partnership,  trust,  limited
                           ----------
liability  company  or  limited  liability  partnership  (as the case may be) power and  authority  to enter  into, execute,  and deliver this Agreement and to perform its obligations  under this Agreement,  to borrow the Loans, to execute and deliver the Notes,  and to incur and perform the obligations  provided for in the Loan  Documents,  all of which have been duly authorized by all necessary corporate,  limited  partnership,  limited liability company or limited  liability  partnership  (as the case may be)  action.  No  consent  or  approval  of  shareholders,  trust beneficiaries,  members  or  partners  of,  or  lenders  to,  any  Borrower  and no  consent,  approval,  filing or registration  with any  Governmental  Authority is required as a condition to the validity of the Loan Documents or the  performance  by each Borrower of its  obligations  under the Loan  Documents  except for consents or approvals which have been obtained or made and are in full force and effect and except (a) such consents and  approvals,  the failure  to obtain  or  perform  which  would not have a  Material  Adverse  Effect,  and (b) such  filings  as are necessary to perfect the Liens of the Lenders created pursuant to this Agreement and the Loan Documents.

         Section 4.4.      Binding  Agreement.  This  Agreement and all other Loan  Documents  constitute,  and the
                           ---------------------
Notes,  when issued and delivered  pursuant to this Agreement for value received,  will  constitute,  the valid and legally  binding  obligations  of each  Borrower,  enforceable  against  each  Borrower  in  accordance  with their respective terms,  except as enforceability may be limited by applicable  bankruptcy,  insolvency,  reorganization, moratorium,  or similar laws affecting  creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 4.5.      Litigation.  Except  as  disclosed  in  Schedule 4.5,   there  are  no  actions,  suits,
                           -----------                             ------------
proceedings or investigations  pending or, to the best knowledge of the Borrowers,  threatened against any Borrower before any court or arbitrator  or before or by any  Governmental  Authority in which there is a probability  of an adverse  determination and which, in any one case or in the aggregate,  if determined adversely to the interests of such Borrower,  is reasonably  likely to have a Material Adverse Effect.  No Borrower is in default with respect to any  material  order of any court,  arbitrator,  or  Governmental  Authority  applicable  to such  Borrower  or its properties,  except  to the  extent  that  such  default,  in any one case or in the  aggregate,  would  not have a
Material Adverse Effect.

         Section 4.6.      No Conflicts.  The  execution and delivery by Borrowers of this  Agreement and the other
                           -------------
Loan  Documents  do not,  and the  performance  of its  obligations  under the Loan  Documents  will not,  violate, conflict  with,  constitute a default under,  or result in the creation of a Lien or encumbrance  upon the property of any Borrower  (other than for the benefit of Lender)  under:  (a) any  provision of any  Borrower's  articles of incorporation or bylaws,  certificate of formation or operating  agreement,  certificate of limited  partnership or agreement  of limited  partnership,  or  certificate  of limited  liability  partnership  or  agreement  of limited liability  partnership,  as the case may be, (b) any  provision  of any law,  rule,  or  regulation  applicable  to
Borrowers  except such violations,  conflicts,  defaults or Liens arising with respect to any provision of any law, rule or regulation  which could not reasonably be expected to have a Material  Adverse  Effect,  individually or in the aggregate,  (c) any  indenture or other  agreement  or instrument  to which any Borrower is a party or by which any Borrower or its property is bound, or (d) any  judgment,  order or decree of any court,  arbitration  tribunal, or Governmental Authority having jurisdiction over any Borrower which is applicable to such Borrower.

         Section 4.7.      Financial  Condition.  The  financial  statements  of the Company  and its  consolidated
                           ---------------------
Subsidiaries and the combined  financial  statements of Mortgage  Borrowers which have been most recently delivered to Lenders as required by Section 6.1 fairly  present the  financial  condition of the Borrowers and the results of their  operations  and changes in  financial  condition  as of the dates and for the periods  referred to, and have been prepared in accordance  with GAAP.  There are no material  unrealized or  anticipated  liabilities,  direct or indirect,  fixed  or  contingent,  of any  Borrower  as of the  dates  of such  financial  statements  that are not reflected in such financial  statements or in the notes to such financial  statements or expressly  permitted to be incurred or not  prohibited  hereunder.  There has been no material  adverse  change in the  business,  properties, condition  or  operations  of the  Borrowers  taken  as a whole  since  the date of the  last  financial  statement delivered  to  Lenders  as  reflected  in  such  financial  statements  or  the  notes  thereto.  The  federal  tax identification number and fiscal year of each Borrower is as described on Schedule 4.7.
                                                                          ------------

         Section 4.8.      No  Default.  No  Borrower  is in  default  under  or with  respect  to any  contractual
                           ------------
obligation  in any  respect  that could  reasonably  be  expected to have a Material  Adverse  Effect.  No Event of
Default or Default, has occurred and is continuing.

                                       34

         Section 4.9.      Title to  Properties.  Subject to  transfers  and  dispositions  of  property  permitted
                           ---------------------
under  Sections 3.8,  7.4 or 7.5, each Mortgage Borrower has good,  marketable and indefeasible title to, rights in and the power to transfer the Real Property  subject to no Lien,  mortgage,  pledge,  encumbrance  or charge of any kind,  other than Permitted  Liens. No Mortgage  Borrower has agreed or consented to cause any of the Real Property whether  owned now or  hereafter  acquired to be subject in the future  (upon the  happening  of a  contingency  or otherwise) to any Lien, mortgage, pledge, encumbrance or charge of any kind other than Permitted Liens.

         Section 4.10.     Taxes.  Each  Borrower  has filed,  or has  obtained  extensions  for the filing of, all
                           ------
material  federal,  state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all  assessments,  fees and other amounts due as of the date of this Agreement (other than any the amount of which is currently  being  contested in good faith and by  appropriate  and lawful  proceedings,  and
Borrowers  shall have set aside such  reserves,  if any,  with  respect  thereto as are required by GAAP and deemed adequate by  Borrowers  and their  independent  accountants).  All material tax  liabilities  of each  Borrower are adequately  provided for on such  Borrower's  books.  No material tax  liability  has been asserted by the Internal
Revenue Service or other taxing authority against any Borrower for taxes in excess of those already paid.

         Section 4.11.     Securities and Banking Laws and Regulations.
                           ---------------------------------------------

                  (a)      The use of the  proceeds  of the Loans and  Borrowers'  issuance  of the Notes  will not directly or indirectly  violate or result in a violation of the Securities  Act of 1933 or the Securities  Exchange
Act of 1934, as amended,  or any  regulations  issued  pursuant  thereto or  Regulations  U, T or X of the Board of
Governors  of the  Federal  Reserve  System.  No Borrower is engaged in the  business of  extending  credit for the purpose of the  purchasing  or carrying  "margin  stock"  within the meaning of said  Regulation  U. No part of the proceeds of the Loans under this  Agreement  will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

                  (b)      No Borrower is an investment  company within the meaning of the  Investment  Company Act of 1940, as amended,  nor is it,  directly or indirectly,  controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

         Section 4.12.     ERISA.  No employee  benefit plan (a "Plan") subject to the Employee  Retirement  Income
                           ------
Security Act of 1974  ("ERISA")  and  regulations  issued  pursuant to ERISA that is  maintained by any Borrower or under which any Borrower  could have any  material  liability  under ERISA (i) has failed to meet  minimum  funding standards  established  in  Section 302  of ERISA,  (ii) has failed to  substantially  comply  with all  applicable requirements  of ERISA  and of the  Internal  Revenue  Code,  including  all  applicable  rulings  and  regulations thereunder,  or (iii) has  engaged in or been  involved in a  prohibited  transaction  (as defined in ERISA)  under
ERISA or under the Internal  Revenue  Code which  prohibited  transaction  could  reasonably  be expected to have a
Material  Adverse  Effect.  Neither any Borrower nor any member of a  Controlled  Group that  includes any Borrower has assumed,  or received  notice of a claim  asserted  against such Borrower or another  member of the  Controlled
Group for,  withdrawal  liability  (as  defined in the  Multi-Employer  Pension  Plan  Amendments  Act of 1980,  as
amended)  with  respect  to  any  multi-employer  pension  plan.  Each  Borrower  has  timely  made  when  due  all contributions  with respect to any  multi-employer  pension plan in which it participates and no event has occurred triggering a material  claim  against such Borrower for  withdrawal  liability  with respect to any  multi-employer pension plan in which such Borrower participates.

         Section 4.13.     Compliance  with  Laws.  Except  as  described  in  Schedule 4.13,  no  Borrower  is  in
                           -----------------------                             -------------
violation of any statute,  rule or regulation of any Governmental  Authority  (including,  without limitation,  any statute,  rule or  regulation  relating  to  employment  practices  or to  environmental,  occupational  and health standards and controls)  which  violation  could  reasonably be expected to have a Material  Adverse  Effect.  Each
Borrower has obtained all licenses,  permits,  franchises, and other governmental  authorizations necessary for the ownership  of its  properties  and the conduct of its  business  except  where the  failure to so obtain  could not reasonably  be  expected  to have a Material  Adverse  Effect.  Each  Borrower  is  current  with all  reports  and documents required to be filed with any state or federal securities  commission or similar  Governmental  Authority and is in full compliance with all applicable  rules and regulations of such  commissions  except where the failure to file or comply could not reasonably be expected to have a Material Adverse Effect.

                                       35

         Section 4.14.     Environmental  Matters.  No material use, exposure,  release,  generation,  manufacture,
                           -----------------------
storage,  treatment,  transportation or disposal of Hazardous  Material has occurred or is occurring on or from the
Real  Property or any real  property  which is owned,  leased or otherwise  occupied by any Borrower (all such real property,  including the Real Property, is herein referred to collectively as the "Premises"),  or off the Premises
                                                                                   --------
as a result of any action of any Borrower,  except (a) in  accordance  with any applicable  environmental  statute, rule or regulation or other  requirement  of a  Governmental  Authority,  (b) as would not have a material  adverse effect on any Mortgage  Borrower,  or (c) as  described in  Schedule 4.14.  All Hazardous  Material used,  treated,
                                                            -------------
stored,  transported  to or from,  generated or handled on the Premises,  or off the Premises by any Borrower,  has
been  disposed of on or off the Premises by or on behalf of such Borrower in a lawful  manner,  except as would not have a  material  adverse  effect on the  Borrowers  or as  described  in  Schedule 4.14.  To the  Borrowers'  best
                                                                           -------------
knowledge,  there are no  underground  storage  tanks  present  on or under the  Premises  except as  described  in
Schedule 4.14.  No other material  environmental,  public health or safety hazards that  constitute  non-compliance
-------------
with any applicable  environmental  statute,  rule or regulation or other  requirement of a Governmental  Authority exist with respect to the  Premises  except as described in  Schedule 4.14.  Borrowers  acknowledge  and agree that
                                                             -------------
disclosure of any  information on  Schedule 4.14  does not in any way waive the obligations of Borrowers under this
                                   -------------
Agreement or any other Loan Document,  including without limitation,  the Environmental Indemnity Agreement,  dated as of even date herewith, given by Borrowers to and for the benefit of Agent on behalf of Lenders.

         Section 4.15.     Places of Business.  As of the Closing  Date,  the only places of business of Borrowers,
                           -------------------
and the places  where they keep and intend to keep the  Personal  Property  and  records  concerning  the  Personal
Property,  are at the addresses set forth in  Schedule 4.15.  The correct  owners,  lessees or  sublessees,  as the
                                              -------------
case may be, of each of the  Facilities  are as set forth in  Schedule 4.15.  Schedule 4.15  also lists the correct
                                                              -------------   -------------
owner of record of each such  property.  The Chief  Executive  Office of each  Borrower is located in the state and at the address shown in Schedule 4.15.
                        -------------

         Section 4.16.     Intellectual  Property.  Borrowers  exclusively  own or possess all the patents,  patent
                           -----------------------
applications,  trademarks, trademark applications,  service marks, trade names, and copyrights, and all franchises, licenses,  and rights with respect to the  foregoing  necessary for the current and planned  future  conduct of its business,  without any conflict with the rights of others.  A list of all such  intellectual  property  (indicating the nature of each Borrower's  interest),  as well as all  outstanding  franchises and licenses given by or held by any Borrower,  is attached as  Schedule 4.16.  No Borrower is in default of any material  obligation or undertaking
                               -------------
with  respect  to such  intellectual  property  or  rights.  No  Borrower  is  infringing  on any  patents,  patent applications,  trademarks,  trademark  applications,  service marks, trade names or copyrights,  or any franchises, licenses,  or rights with respect to the  foregoing,  or any other  intellectual  property  rights of others and no
Borrower is aware of any infringement by others of any such rights owned by any Borrower.

         Section 4.17.     Capitalization.  The authorized  equity securities  (whether capital stock,  partnership
                           ---------------
or  membership  interests  or  otherwise)  of  each  Borrower  (other  than  the  Company)  are  as  set  forth  in
Schedule 4.17.  All issued and  outstanding  equity  securities of each  Borrower  (other than the Company) is duly authorized and validly issued, fully paid,  nonassessable,  free and clear of all Liens or pledges other than those in favor of Agent or for the benefit of Lenders,  and such equity  securities  were issued in  compliance  with all applicable  state,  federal  and  foreign  laws  concerning  the  issuance  of  securities.  Except as set forth in
Schedule 4.17,  all equity  securities  of all  Borrowers  (except the equity  securities of the Company) have been
-------------
pledged to Agent for the benefit of Lenders.  The identity of all holders of outstanding  equity  securities of any
Borrower  (other than the Company)  that is a private  company,  or the holders of equity  securities  in excess of five percent (5%) of all issued and  outstanding  equity  securities on a fully diluted basis as of March 31,  2002 of any Borrower  (other than the Company) that is a public  company,  and the  percentage  of such  holder's  fully diluted  ownership of such equity  securities are set forth on  Schedule 4.17  or such holder's  ownership has been
                                                                -------------
added,  deleted,  changed or modified strictly in accordance with Exhibit X.  No shares of the equity securities of
                                                                  ---------
any Borrower (other than the Company),  other than those described  above,  are issued and  outstanding.  Except as provided  in  Schedule 4.17  or as  permitted  in  accordance  with  Exhibit X,  there are no  preemptive  or other
              -------------                                          ---------
outstanding rights, options,  warrants,  conversion rights or similar agreements or understandings for the purchase or  acquisition  from any Borrower  (other than the Company) of any equity  securities of any Borrower  (other than the Company).

                                       36

         Section 4.18.     Material  Facts.  Neither  this  Agreement  nor any other  Loan  Document  contains  any
                           ----------------
untrue  statement of material fact or omits to state a material  fact  necessary to make the  statements  contained therein not misleading in light of the circumstances in which the same were made.

         Section 4.19.     Investments,  Guarantees,  and Certain  Contracts.  No Borrower owns or holds any equity
                           --------------------------------------------------
or  long-term  debt  investments  in, has any  outstanding  advances  to, has any  outstanding  guarantees  for the obligations of, or has any outstanding  borrowings from, any Person,  except (a) the Subordinated Debt described in
Schedule 4.19   (the  "Subordinated   Debt"),   (b) the  other  equity  or  long-term   investments   described  in
-------------
Schedule 4.19,  and (c) as otherwise  expressly  permitted in Sections 7.1,  7.2, 7.7, 7.8 or 7.9. No Borrower is a
party to any contract or agreement,  or subject to any corporate  restriction,  which could  reasonably be expected to have a Material Adverse Effect.

         Section 4.20.     Business  Interruptions.  Except as has been  disclosed in filings  with the  Securities
                           ------------------------
Exchange  Commission,  within  five years  before the date of this  Agreement,  neither the  business,  property or assets, nor operations of any Borrower has been materially  adversely affected in any way by any casualty,  strike, lockout,  combination  of  workers,  or order of the  United  States of America  or other  Governmental  Authority, directed  against  such  Borrower.  There are no pending or, to the best  knowledge  of the  Borrowers,  threatened labor disputes,  strikes,  lockouts, or similar occurrences or grievances against any Borrower or its business that could reasonably be expected to have a Material Adverse Effect.

         Section 4.21.     Names.  Within five years before the date of this  Agreement,  no Borrower has conducted
                           ------
business  under or used  any  other  name  (whether  corporate,  partnership  or  assumed)  other  than as shown on
Schedule 4.21.  The name of each  Borrower  designated  on the  signature  pages  hereto  provides the name of each
-------------
Borrower  indicated on the public record of such Borrower's  jurisdiction of organization.  Each trade name of each
Borrower  represents  the Borrower or a division or trading  style of such  Borrower  and not a separate  Person or independent Affiliate.

         Section 4.22.     Joint  Ventures.  No Borrower is engaged in any joint  venture or  partnership  with any
                           ----------------
other Person, except as set forth on Schedule 4.22 or as expressly permitted in Section 7.2.
                                     -------------

         Section 4.23.     Accounts.  Lenders may rely, in determining  which Accounts are Qualified  Accounts,  on
                           ---------
all statements and representations  made by Borrowers (other than Specified  Borrowers) with respect to any Account or Accounts.  With respect to each Qualified Account, Borrowers (other than Specified Borrowers) represent that:

                  (a)      The  Account  is  genuine  and  in all  respects  what  it  purports  to be,  and is not evidenced by a judgment;

                  (b)      The  Account  arises  out of a  completed,  bona  fide  sale  and  delivery  of goods or
                                                                       ----  ----
rendition of Medical  Services by a Borrower in the ordinary  course of its  business  and in  accordance  with the terms and  conditions of all purchase  orders,  contracts,  certification,  participation,  certificate of need, or other documents relating thereto and forming a part of the contract between such Borrower and the Account Debtor;

                  (c)      The  Account  is  for a  liquidated  amount  maturing  as  stated  in an  electronically generated or a duplicate  claim or invoice  covering  such sale or rendition of Medical  Services,  a copy of which has been furnished or is available to Agent;

                  (d)      To the best of Borrowers'  knowledge,  the Account,  and Lenders'  security  interest in such Account,  is not, and will not (by voluntary act or omission by Borrowers),  be in the future,  subject to any offset, Lien, deduction,  defense,  dispute,  counterclaim or any other adverse condition, and each such Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

                  (e)      To the best of Borrowers'  knowledge,  there are no facts, events or occurrences that in any way impair the  validity or  enforceability  of any  Accounts or tend to reduce the amount  payable  thereunder from the face amount of the claim or invoice and statements delivered to Lender with respect thereto;

                                       37

                  (f)      To the best of Borrowers'  knowledge,  (i) the Account  Debtor under the Account had the capacity to contract at the time any  contract or other  document  giving rise to the Account was executed and (ii)
such Account Debtor is solvent;

                  (g)      To the best of  Borrowers'  knowledge,  there are no  proceedings  or actions  which are threatened  or pending  against any Account  Debtor under the Account  which might  result in any material  adverse change in such Account Debtor's financial condition or the collectibility of such Account;

                  (h)      The  Account  has been  billed  and  forwarded  to the  Account  Debtor  for  payment in accordance  with applicable laws and compliance and  conformance  with any and requisite  procedures,  requirements and  regulations  governing  payment by such Account  Debtor with respect to such Account,  and such Account if due from a Medicaid/Medicare/TRICARE Account Debtor is properly payable directly to a Borrower; and

                  (i)      Each  Borrower has obtained and  currently has all  certificates  of need,  Medicaid and
Medicare provider numbers,  provider  agreements,  licenses,  permits and authorizations  that are necessary in the generation of such Accounts.

         Section 4.24.     Solvency.  Both before and after giving effect to the  transactions  contemplated by the
                           ---------
terms and provisions of this  Agreement,  Borrowers  (taken as a whole) (a) own  property whose fair saleable value is greater than the amount required to pay all of Borrowers'  Indebtedness  (including  contingent debts), (b) were and are  able  to pay  all of  their  Indebtedness  as such  Indebtedness  matures,  and (c) had and  have  capital sufficient to carry on their business and  transactions  and all business and  transactions in which they are about to engage.

         Section 4.25.     Recoupments.  On each Borrowing  Base  certificate  given to Agent in connection  with a
                           ------------
request for a Revolving  Credit Loan,  Borrowers  have  disclosed the amount of any  Medicare,  Medicaid or TRICARE overpayments  and  recoupments,  and any material  overpayments  and  recoupments of any third-party  payor,  which
Medicare,  Medicaid or TRICARE (or their respective fiscal  intermediaries)  or such third-party payor have alleged in writing is due from  Borrowers,  all as of the dates and for the  periods  referred  to in such  Borrowing  Base certificate.

         Section 4.26.     Reports.  Each  Borrower has timely filed or caused to be timely  filed,  subject to any
                           --------
filing  extension as such  Borrower may have duly  obtained  under  applicable  law, all material  cost reports and other  material  reports  required by third party  payors  required by law or by written  contracts or otherwise to have been filed or made as a  condition  for payment for Medical  Services  furnished  at any  Facility on or after
January 1, 2001.  Except as set forth in  Schedule 4.26,  there are no material adverse claims,  actions or appeals
                                          -------------
pending  (and no  Borrower  has filed any claims or reports  which  should  result in any such  claims,  actions or appeals) before any commission,  board or agency  including  without  limitation any  intermediary or carrier,  the
Provider  Reimbursement  Review  Board or the  Administrator  of the Health  Care  Financing  Administration,  with respect to any state or federal  Medicare,  Medicaid or TRICARE cost reports or claims filed by any Borrower or any disallowance  by any  commission,  board or agency in  connection  with any audit of such cost reports,  which,  if decided  adversely to any  Borrower,  would  result in any material  adverse  change in such  Borrower's  financial condition.  No validation  review or program  integrity review related to any Borrower,  or the consummation of the transactions  contemplated  herein,  or related to the  Facilities  or the  Collateral,  that could  reasonably  be expected to have a Material  Adverse Effect,  is being  conducted by any commission,  board or agency in connection with the  Medicare,  Medicaid or TRICARE  programs,  and to the  knowledge  of any  Borrower,  no such  reviews are scheduled,  pending  or  threatened  against  or  affecting  any  of  the  Facilities  or  the  Collateral,  or the
consummation of the transactions  contemplated  hereby that could reasonably be expected to have a Material Adverse
Effect.

         Section 4.27.     Compliance  With Health Care Laws.  Without  limiting the generality of  Section 4.13 or
                           ----------------------------------
any other  representation  or warranty  made herein,  no Facility and, to Borrowers'  best  knowledge,  no licensed employee or licensed  contractor of any Borrower in the exercise of his or her  respective  duties on behalf of any
Facility,  has received written notice from any governmental  authority  regarding any currently existing violation of any, applicable statutes,  laws,  ordinances,  rules and regulations of any governmental  authority with respect to regulatory matters primarily relating to patient healthcare  (including without limitation  Section 1128B(b)  of the Social Security Act, as amended, 42 U.S.C.  Section 1320a-7(b)  (Criminal Penalties Involving Medicare or State
Health Care Programs),  commonly referred to as the "Federal  Anti-Kickback  Statute," and the Social Security Act,
as amended,  Section 1877,  42 U.S.C. Section 1395nn (Prohibition Against Certain Referrals),  commonly referred to as "Stark  Statute"  (collectively,  "Healthcare  Laws")),  except as  disclosed on  Schedule 4.27  or as could not
                                                                                     -------------

                                       38

reasonably  be  expected  to have a Material  Adverse  Effect.  Borrowers  maintain in all  material  respects  all records required to be maintained by the Food and Drug  Administration,  Drug  Enforcement  Agency and State Boards
of Pharmacy and, to the extent such Borrowers  participate in Medicare,  Medicaid and/or  TRICARE,  the federal and state  Medicare,  Medicaid  and  TRICARE  programs  as  required by the  Healthcare  Laws and to the  knowledge  of
Borrowers,  Borrowers are not in violation of any Healthcare Laws which  violation could  reasonably be expected to have a  Material  Adverse  Effect.  Borrowers  have such  permits,  licenses,  franchises,  certificates  and other approvals or  authorizations  of  governmental or regulatory  authorities as are necessary under  applicable law to own their respective  properties and to conduct their respective  businesses,  and with respect to those Facilities that participate in Medicare,  Medicaid and/or TRICARE, to receive  reimbursement  under such programs,  other than such permits, licenses, franchises,  certificates,  approvals and authorizations the lack of which, individually or in the  aggregate,  could not  reasonably  be  expected  to have a Material  Adverse  Effect.  To  Borrowers'  best knowledge,  there are no existing  sanctions  in the form of either a program  termination,  temporary  management, denial of payment for new admissions,  state  monitoring or facility  closure imposed by the Center of Medicare and
Medicaid  Services  ("CMS")  or the  applicable  state  survey  agency  on any  Facility,  except as  disclosed  on
Schedule 4.27 that could reasonably be expected to have a Material Adverse Effect.
-------------

         Section 4.28.     Funds  from  Restricted  Grants.  Except  as  described  on  Schedule 4.28,  none of the
                           --------------------------------                             -------------
Facilities or other Collateral is subject to, and Borrowers shall  indemnify,  defend and hold Lender harmless from and  against,  any  liability  in  respect of amounts  received  by any  Borrower  or others  for the  purchase  or improvement of the  Facilities or other  Collateral or any part thereof under  restricted or conditioned  grants or donations,  including,  without  limitation,  monies  received  under the  Public  Health  Service  Act,  42 U.S.C.
Section 291 et seq.

         Section 4.29.     Participation  Agreements.  Schedule 4.29  hereto sets forth an  accurate,  complete and
                           --------------------------  -------------
current list of all material participation  agreements with health maintenance  organizations,  insurance programs, third party  payors and  preferred  provider  organizations  with respect to the  Facilities.  For purposes of this paragraph,  a participation  agreement shall be deemed material if annual revenues  received by Borrowers  pursuant to  such  participation  agreement  are,  or are  expected  to  be,  in  excess  of One  Hundred  Thousand  Dollars
($100,000.00).

         Section 4.30.     HIPAA  Compliance.  To the  extent  that and for so long as any  Borrower  is a "covered
                           ------------------
entity"  within the meaning of HIPAA,  such Borrower  (i) has  undertaken or will promptly  undertake all necessary surveys, audits,  inventories,  reviews,  analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations  required by HIPAA and/or that could be materially  adversely  affected by the failure of Borrower to be HIPAA  Compliant (as defined  below);  (ii) has developed or will promptly  develop a detailed plan and time line for becoming HIPAA  Compliant (a "HIPAA  Compliance  Plan");  and (iii) has implemented or will implement  those  provisions of such HIPAA  Compliance  Plan in all material  respects  necessary to ensure that  Borrower  is or  becomes  HIPAA  Compliant.  For  purposes  hereof,  "HIPAA  Compliant"  shall mean that such
Borrower is or will be in compliance  with each of the  applicable  requirements  of the so-called  "Administrative
Simplification"  provisions of HIPAA on and as of each date that any part thereof,  or any final rule or regulation thereunder,  becomes  effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA
Compliance  Date")  except to the extent such  noncompliance  could not  reasonably  be expected to have a Material
Adverse  Effect,  and to Borrowers' best  knowledge,  is not and could not reasonably be expected to become,  as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal  penalty,  process,  claim, action or proceeding,  or any administrative or other regulatory review,  survey, process or proceeding (other than routine  surveys or reviews  conducted  by any  government  health plan or other  accreditation  entity) that could result in any of the foregoing or that could  reasonably be expected to materially  adversely affect the Borrowers'
business,  operations,  assets,  properties or condition (financial or otherwise), in connection with any actual or potential  violation by such Borrower of the then effective  provisions of HIPAA,  which violation could reasonably be expected to have a Material Adverse Effect.

         Section 4.31.     Medicaid/Medicare  Programs.  Except as disclosed on  Schedule 4.31,  the Facilities and
                           ----------------------------                          -------------
all  separately  licensed  units of the  Facilities  are certified for  participation  in the Medicare and Medicaid programs,  and are each a party to valid  participation  agreements  for  payments  by the  Medicare  and  Medicaid programs which  agreements are in full force and effect.  To Borrowers'  best  knowledge,  no Facility has received written notice from any governmental  authority regarding any existing  proceeding or action to terminate,  suspend or revoke any  Facility's  participation  in the  Medicare,  Medicaid or TRICARE  programs,  except as set forth on

                                       39

Schedule 4.31,  except to the extent such  proceeding or action could not reasonably be expected to have a Material
-------------
Adverse Effect.

         Section 4.32.     Certificate of Need.  Each Mortgage  Borrower is the lawful owner of any  certificate of
                           --------------------
need required in connection  with the  ownership of each  Facility  owned by it, and to the best  knowledge of each
Borrower  that  leases  and  operates  a  Facility,  the  landlord  of such  Facility  is the  lawful  owner of any certificate  of need required in connection  with the ownership of such  Facility.  Each Borrower  which operates a
Facility has been issued a nursing home license  required by  applicable  law in  connection  with the operation of such  Facility.  As of the  Closing  Date,  in the event that Agent or Lenders  acquire  the  Mortgaged  Facilities through  foreclosure  or otherwise,  neither the  Borrowers nor Lenders,  nor any purchaser of any of the Mortgaged
Facilities  (through a foreclosure  or  otherwise),  must obtain a certificate  of need from any  applicable  state healthcare  regulatory  authority or agency (other than giving such notice required under the applicable  state law or regulation)  prior to applying for and receiving a license to operate the Facility and  certification to receive
Medicare and Medicaid payments (and any successor program) for patients having coverage  thereunder,  provided that neither the services offered at the Facility nor the number of beds operated would be changed.

         Section 4.33.     Intentionally Left Blank.
                           --------------------------

         Section 4.34.     Hill Burton Act. No Borrower nor, to Borrowers'  best  knowledge,  any previous owner of
                           ----------------
the Facilities has received any funding in connection with the Facilities under the federal Hill-Burton Act.

         Section 4.35.     Government  Contracts.   Except  for  Borrowers'   participation   agreements  with  the
                           ----------------------
Medicare (including hospice),  Medicaid and TRICARE programs, except as set forth in Schedule 4.35,  no Borrower is
                                                                                     -------------
a party to any  contract  or  agreement  that is subject to the  Federal  Assignment  of Claims Act, as amended (31
U.S.C. Section 3727) or any similar state or local law.

         Section 4.36.     Leases.
                           --------

         (a)      Except  as  disclosed  on  Schedule 4.36,  and  other  than  resident  care  agreements,  service
                                             -------------
agreements for ancillary  services or medical office  agreements,  no Mortgage Borrower has entered into any Leases or licenses of any of the  Mortgage  Facilities  nor are there any  unrecorded  Leases  pertaining  to the Mortgage
Facilities  (other than resident care  agreements,  service  agreements  for ancillary  services or medical  office agreements).

         (b)      Schedule 4.15  sets forth a complete  list of all  Facilities  where any  Borrower is a lessee or
                  -------------
sublessee.  The leases or  subleases  pursuant  to which  Borrowers  (other  than  Mortgage  Borrowers)  lease such
Facilities  (as lessee or sublessee,  respectively),  but excluding any such lease or sublease under which both the lessor  (or  sublessor)  and  lessee  (or  sublessee)  are  Borrowers,  are  collectively  referred  to as  "Lessee
Leases".

         (c)      For all Leases (other than resident care agreements,  service agreements for ancillary  services, or medical office agreements) and Lessee Leases currently in effect:

                  (1) The  Leases are in full force and  effect  and have not been  materially  modified  except as disclosed on Schedule 4.36 or as permitted in Section 7.20;
             -------------

                  (2) There are no  defaults  by, or defenses or setoffs  against,  a Borrower  under the Leases or
Lessee  Leases that could  reasonably  be  expected to have a Material  Adverse  Effect  nor,  to  Borrowers'  best knowledge,  is there any fact that, with the giving of notice or lapse of time or both,  would constitute a default by a Borrower  under the Leases or Lessee  Leases that could  reasonably  be  expected  to have a Material  Adverse
Effect;

                  (3) The sole  ownership of the entire  landlord's  interest in the Leases is vested in a Borrower and the Leases have not been otherwise assigned or pledged;

                  (4) The sole  ownership  of the  entire  tenant's  interest  in the Lessee  Leases  (and in those certain  Leases  under  which a Mortgage  Borrower  is the owner and its  Affiliate  is the  tenant) is vested in a
Borrower  and the Lessee  Leases (and those  certain  Leases  under which a Mortgage  Borrower is the owner and its
Affiliate is the tenant) have not been otherwise assigned or pledged; and

                                       40

                  (5) All rents or other  payments  required of the tenant under the Leases or of a Borrower  under the Leases,  due to date, have been paid no more than one (1) month in advance,  and no tenant under the Leases has been granted any rent concession or inducement whatsoever.

         Section 4.37.     Condemnation.  No  condemnation  of any portion of the Real  Property has  commenced or,
                           -------------
to the best of Borrowers' best knowledge, is contemplated by any governmental authority.

         Section 4.38.     Intentionally Left Blank.
                           -------------------------

         Section 4.39.     Compliance.  To Borrowers'  best  knowledge,  the Mortgage  Facilities are  structurally
                           -----------
sound and  Borrowers  have not  received  written  notice  from any  governmental  authority  with  respect  to the non-compliance of any of the Mortgage  Facilities with any applicable zoning,  environmental  protection or control codes and fire,  electrical and building  codes,  rules and  regulations,  where such failure to so comply could be reasonably  expected  to have a Material  Adverse  Effect.  To  Borrowers'  best  knowledge,  there is no  license, approval or permit,  necessary for either the lawful  operation of the Mortgage  Facilities or the lawful occupancy thereof,  including,  without limitation,  utility,  building,  zoning,  subdivision  control,  land and water use, environmental  protection and flood hazard permits, which has not been obtained,  except, with respect to licenses, approvals and permits not relating to the business conducted  thereon,  where the failure to obtain such a license, approval or permit could not reasonably be expected to have a Material Adverse Effect.

         Section 4.40.     Unrecorded  Contracts.  There are no  unrecorded  contracts  to  purchase  the  Mortgage
                           ----------------------
Facilities or any interest therein.

         Section 4.41.     Tax Lot. To  Borrowers'  best  knowledge,  the Real  Property  consists of separate  tax
                           --------
lots  assessed  separately  and  apart  from any other  property  owned by any  Borrower  or any  other  owner.  To
Borrowers'  best  knowledge,  all real estate taxes and  assessments  against the Facilities are fully paid for all prior years.

         Section 4.42.     Flood  Plain.  To  Borrowers'  knowledge,  and based  solely on surveys  and  surveyors'
                           -------------
certificates,  the  Mortgage  Facilities  do not lie in a 100 year  flood  plain  that has been  identified  by the
Secretary of Housing and Urban Development or any other governmental authority.

         Section 4.43.     Real  Property.  The Loan  Documents  create a valid first lien on the  marketable,  fee
                           ---------------
simple  estate in the Real  Property.  The Real  Property is improved by the  Mortgage  Facilities.  To  Borrowers'
best knowledge,  and except for the Permitted  Liens, the Real Property,  including all access roadways,  driveways and any other paving,  has been  completed in a good and  workmanlike  manner,  and the Borrowers have not received any written notice of  noncompliance  from any  governmental  authority that all site work,  fencing,  lighting and other  improvements  upon the Real Property have not been  completed in accordance  with the plans,  specifications and/or  site plans  previously  approved by the county or city in which the Real  Property is situated  (where such failure to so comply  could  reasonably  be  expected  to have a  Material  Adverse  Effect).  To  Borrowers'  best knowledge,  the Real  Property  is free from  filed or  unfiled  mechanics'  and  materialmen's  liens,  except for
Permitted  Liens  of the  type  described  in  clause  (c) of the  definition  of  such  term,  and  has  not  been substantially  damaged by fire or casualty  and there are no  material  deficiencies  or  problems  with the design and/or  construction of the  improvements on the Real Property.  To Borrowers' best knowledge,  final  certificates of occupancy or  non-residential  use permits have been  obtained for all  improvements  on the Real  Property.  To
Borrowers'  best  knowledge,  and based  solely  on  surveys  and  surveyors'  certificates,  the  parcels  of land comprising  the Real  Property  are  contiguous,  subdivided  parcels and are in full  compliance  with  applicable subdivision  ordinances.  To  Borrowers'  best  knowledge,  no  subdivision  or  resubdivision  of such  parcels is required  to:  (i) convey,  transfer,  assign  or  lease  such  parcels,  either  individually  or as a  whole;  or
(ii) rebuild  after a casualty  all or any portion of the  improvements  on the Real  Property to current  size and configuration.

         Section 4.44.     Insurance.  All  insurance  required by the Loan  Documents is in full force and effect.
                           ----------
For all casualty,  rent loss,  business  interruption and other insurance  relating to damage to the Real Property, the Agent,  for the benefit of the Lenders,  is insured as a first mortgagee  thereunder,  with a  non-contributory

                                       41

loss payee clause, a minimum  thirty-day  cancellation  notice provision,  and agreed amount,  replacement cost and inflation guard endorsements.

         Section 4.45.     Utilities.  To Borrowers'  best  knowledge,  the Real  Property is adequately  served by
                           ----------
electric,  gas (if applicable),  public water,  public sewer,  public storm sewer and other utilities and municipal services  required for the use of the Real Property as Mortgage  Borrowers  have  represented  such use to Lenders.
To  Borrowers'  best  knowledge,  utilities  entering the Real  Property  either do so from a public  street or are located in recorded  easements,  which  Lenders'  title  insurer has insured as being  senior in priority  over the affected  land to all other  matters of record,  and,  to  Borrowers'  best  knowledge,  and except as shown on the surveys  described  in the  surveyors'  certificates,  do not run  under or  through  any  building,  structure  or improvement (except paving) or land privately owned by persons or entities other than Mortgage Borrowers.

         Section 4.46.     Streets.  All streets,  roads,  parking areas and driveways  necessary to serve the Real
                           --------
Property  for the use  represented  by  Borrowers  have  been  completed  and are  serviceable;  and to  Borrowers'
knowledge,  and based  solely on the surveys and  surveyors'  certificates,  all streets and roads to be  dedicated have been dedicated and accepted for public use and  maintenance by the  jurisdiction in which the Real Property is located.

         Section 4.47.     Other Liens.  To  Borrowers'  best  knowledge,  there are no deeds of trust,  mortgages,
                           ------------
conditional  sales  contracts,  chattel  mortgages,  leases of personalty,  financing  statements,  title retention agreements or other liens filed and/or recorded against the Real Property other than Permitted Liens.

         Section 4.48.     Title  and  Ownership.  Title  to the  Real  Property  will be held in the  names of the
                           ----------------------
"Mortgage  Borrowers" under the deeds of trust,  deeds to secure debt and/or mortgages  securing the Notes and will not be the  subject  of any  transaction  whereby  the  legal  or  beneficial  title to all or any part of the Real
Property shall be transferred to anyone other than such entities.

         Section 4.49.     Restricted  Use.  Borrowers  have no  knowledge  that the  present or  proposed  use and
                           ----------------
occupancy of any Real Property violates any restrictive  covenant,  right-of-way,  easement,  operating  agreement, environmental  protection statute or regulation or historical preservation statute or regulation,  and no notice of any violation of any  regulation in respect of such Real  Property has been issued or received.  To the  Borrowers'
best knowledge,  there are no pending  proceedings to change or down-zone the existing zoning  classification as to any portion of the Real Property.

         Section 4.50.     Indebtedness  to HHLP  Collecting  Bank,  Intermediate  Collecting  Bank or  Depository
                           ----------------------------------------------------------------------------------------
Banks.  Borrowers have no liability of any kind for  Indebtedness  for Borrowed Money to any of the following:  (i)
the HHLP Collecting Bank, (ii) the Intermediate  Collecting  Bank, or (iii) any Depository  Banks,  unless Lenders,
Borrowers and such bank have entered into an  intercreditor  agreement or similar  document  which shall include an absolute  waiver  of any and all of such  bank's  rights  of  setoff,  statutory  or  otherwise,  and  other  terms satisfactory  to Agent;  provided,  however,  in the case of a Specified  Borrower such waiver may be limited to an
                         --------   -------
absolute  waiver of such bank's rights against any and all accounts of other  Borrowers or Affiliates in such bank, including but limited to the HHLP Concentration  Account,  the Intermediate  Concentration  Account or any Facility
Account, but such bank may exclude from such waiver the account of such Specified Borrower.

         Section 4.51.     Indebtedness Allocable to Rhode Island Facilities.  Both before and after giving
                           --------------------------------------------------
effect to the transactions contemplated by the terms and provisions of this Agreement, to the extent required by the Department of Health of the State of Rhode Island or any successor thereto (the "Rhode Island Department of
Health"), the obligations under the Loan Documents of Harborside Rhode Island Limited Partnership, a
Massachusetts limited partnership ("HRI"), and any other Subsidiary substantially all the assets of which are located in the State of Rhode Island do not exceed, for each such Subsidiary, an amount equal to 80% of the aggregate Acquisition Consideration (as defined by the Rhode Island Department of Health), paid by the Company,
HRI or any other Subsidiary for Facilities owned or operated by such Subsidiary and located in the State of Rhode
Island.

         Borrowers shall be permitted to update from time to time Schedules 2.3, 4.1 (if Section 7.9 is met), 4.7
(for new Borrowers), 4.15, 4.16, 4.17 (for new Borrowers), 4.29, 4.35, and 4.36 provided the following conditions shall then be satisfied: (x)  such update does not disclose a matter which could reasonably be expected to have a

                                       42

Material Adverse Effect and (y) either (i) such update is expressly permitted by this Agreement or (ii) as to
Sections 4.16, 4.29 and 4.35, such update is not prohibited by this Agreement.

                                                     ARTICLE V

                                         CLOSING AND CONDITIONS OF LENDING
                                         ---------------------------------

         Section 5.1.      Conditions  Precedent to  Agreement.  The  obligations  of Agent and each of the Lenders
                           ------------------------------------
to enter into and perform  this  Agreement,  to advance  sums in respect of the Term  Facility,  to make  Revolving
Credit Loans and to issue Lender Letters of Credit are subject to the following conditions precedent:

                  (a)      Lenders  shall have  received  ten (10)  originals  of this  Agreement,  the Notes,  the
Intercreditor  Agreement,  the Pledge Agreement, and all other Loan Documents required to be executed and delivered at or before  Closing  (other than the Notes,  as to which  Lender  shall  receive  only one (1) original of each), executed by Borrower and any other required Persons, as applicable.

                  (b)      Agent shall have received all searches required by Section 3.5.

                  (c)      Borrowers  shall  have  complied  and shall  then be in  compliance  with all the terms, covenants and conditions of the Loan Documents.

                  (d)      There shall have occurred and be continuing no Event of Default and no Default.

                  (e)      The  representations  and warranties  contained in Article IV  shall be true and correct in all material  respects,  as though made on and as of such date  (except to the extent that such  representations and warranties expressly relate solely to an earlier date).

                  (f)      Agent shall have  received  copies of all board of  directors  resolutions,  consents of members and managers and  consents of partners of each  Borrower,  and other action taken by Borrowers to authorize the  execution,  delivery  and  performance  of the Loan  Documents  and the  borrowing of the Loans under the Loan
Documents,  as well as the names and  signatures  of the officers of,  members and managers of and partners of each
Borrower  authorized to execute  documents on its behalf in connection with the Loans,  all as also certified as of the date of this Agreement by each Borrower's chief financial  officer,  treasurer,  or equivalent,  as applicable, and such other papers as Agent may require.

                  (g)      Agent shall have  received (i) copies,  certified  as true,  correct and complete by the applicable state of organization of each Borrower,  of the certificate of  incorporation,  certificate of formation or certificate  of limited  liability  partnership  of each Borrower,  with any amendments to any of the foregoing,
(ii) copies,  certified  as true,  correct  and  complete  by an  authorized  officer,  member or  partner  of each
Borrower,  of all other  documents  necessary for  performance of the obligations of Borrowers under this Agreement and the other Loan  Documents,  and (iii)  certificates  of good standing for each Borrower  issued by the state of organization  of each Borrower and by each state in which each Borrower is doing  business for which  qualification is required.

                  (h)      Agent shall have  received a written  opinion of counsel for  Borrowers,  dated the date of this Agreement in form and substance satisfactory to Agent.

                  (i)      Agent shall have  received  such  financial  statements,  reports,  certifications,  and other  operational  information  required to be delivered under this  Agreement,  including  without  limitation an initial borrowing base certificate calculating the Borrowing Base.

                  (j)      Lenders shall have received the Commitment Fee.

                  (k)      The HHLP  Concentration  Account,  the Intermediate  Collection  Account and the Agent's
Concentration  Account shall have been  established  and Lockbox  Agreements,  satisfactory  to Agent,  in its sole discretion, shall have been entered into with the HHLP Collecting Bank and the Intermediate Collecting Bank.

                                       43

                  (l)      Agent shall have received either (I) an estoppel  certificate  substantially in the form of Exhibit C,  attached hereto,  or a subordination  agreement or intercreditor  agreement from each landlord under
   ---------
the Lessee  Leases,  or (II) an opinion from counsel to the Company that no statutory  landlord's  lien is prior to
Lender's UCC lien.

                  (m)      Agent shall have received a certificate of Borrowers'  chief  financial  officer,  dated the Closing Date, certifying that all of the conditions specified in this Section 5.1 have been fulfilled.

                  (n)      The state of title to the Real  Property  shall be  satisfactory  to Agent and  Lenders'
mortgages,  deeds to secure  debt or deeds of trust  shall be insured by a  mortgagee  title  insurance  policy (or binding  commitment  therefor) in form and  substance  and from a title  insurer  acceptable  to Agent.  Such title insurance  policy  shall be on an  American  Land  Title  Association  ("ALTA")  form  designated  by Agent,  shall specifically  contain no exception as to survey  matters or creditors  rights,  must contain  affirmative  coverage against  mechanics',  contractors',  suppliers' and/or  materialmen's  liens, filed or unfiled,  must affirmatively insure that the security  instrument  is a valid first lien  against the fee simple,  marketable  estate,  insuring
Agent for the benefit of Lenders for a sum not less than the maximum  principal  amount of all financing  hereunder and must  contain  such  endorsements  as may be required  by Agent  (including,  but not limited to,  endorsements covering zoning (ALTA 3.1), variable interest rates,  revolving credit, no violations of covenants,  conditions and restrictions,  street address, no usury violation,  environmental liens, tie-in, access, contiguity,  encroachment, tax parcel,  doing business,  mortgage tax, first loss and last dollar).  Fee simple title to the Real Property and to the fixtures,  equipment,  furniture and personal property encumbered by the Loan Documents shall be marketable, and free and  clear  of all  defects,  liens,  encumbrances,  security  interests,  assessments,  restrictions  and easements  which are not  acceptable  to and  approved in writing by Lender.  If access to the Real  Property is by means of easements or leases,  said  easements or leases  shall be  satisfactory  in form and  substance to Lender, shall be insured under the mortgagee's  title  insurance  policy issued to Lender as part of the insured estate and shall not be subject to any prior liens,  encumbrances,  covenants or restrictions.  All streets necessary to serve the property for the use  represented  by Borrowers  shall have been  completed  and shall be  serviceable  and all streets to be dedicated  shall have been  dedicated  and accepted for public use and  maintenance.  A search of the state and local public  records  shall  disclose no  conditional  sales  contracts,  chattel  mortgages,  leases of personalty,  financing  statements or title retention agreements filed and/or recorded against the Borrowers or the property other than liens which are expressly permitted under this Agreement.

                  (o)      Agent shall have  received the  following,  all in form and  substance  satisfactory  to
Agent in its sole and absolute discretion:

                           (1)      such property  appraisals,  property as-built surveys complying in all respects with the "Minimum Standard Detail  requirements for ALTA/ACSM Land Title Surveys," jointly  established and adopted in 1999 by ALTA,  the  American  Congress  on  Surveying  and  Mapping  and the  National  Society of  Professional
Surveyors,  and meeting the accuracy  requirements of an urban survey,  and including items 1 through 16 of Table A thereof  (except for item 5 relating  to contours of the land),  environmental  reports,  physical  and  structural inspection reports and other third party reports as Lender shall deem necessary or appropriate;

                           (2)      evidence  that the Real  Property  and all  improvements  thereon  comply  with applicable  codes,  regulations  and  ordinances,  are zoned for their  current use, are  structurally  sound,  are adequately  served by public  utilities,  are completed  free of mechanics  and  materialmen's  liens,  are not the subject to any pending or  threatened  litigation,  are not the subject of any pending or  threatened  condemnation proceeding and have not been damaged by fire or other casualty;

                           (3)      copies of all Leases pertaining to the Real Property,  and copies of all Lessee
Leases; and

                           (4)      such other documents and materials as Agent shall  reasonably deem necessary or appropriate.

                  (p)      The Real Property shall be owned by a Borrower,  and the leasehold  estate in the Lessee
Leases  shall be held by a  Borrower,  and they shall not be the  subject of any  transaction  whereby the legal or beneficial title to all or any part thereof shall be transferred to anyone other than a Borrower.

                                       44

                  (q)      All real estate taxes and assessments,  special or otherwise,  which are due and payable with  respect to each Real  Property  must be paid in full on or before  Closing.  Borrowers  shall submit to Agent prior to Closing  copies of all recent real estate tax bills,  with proof of payment,  together  with evidence that each Real Property is a separately identifiable tax lot.

                  (r)      Agent shall have received  evidence  satisfactory to Agent that the Real Property is not within a special  flood  hazard  area and is not  eligible  for flood  insurance  under  the U. S.  Flood  Disaster
Protection Act of 1973, as amended.

         Section 5.2.      Conditions   Precedent  to  Advances.   Notwithstanding  any  other  provision  of  this
                           -------------------------------------
Agreement,  no Term Facility  proceeds,  Revolving  Credit Loans,  advances or other extensions of credit under the
Loans  shall be  disbursed  under  this  Agreement,  and no Lender  Letter of Credit  shall be  issued,  unless the following  conditions  have been  satisfied  or  waived  immediately  before  such  disbursement  or  issuance,  as applicable:

                  (a)      The  representations  and warranties on the part of Borrowers contained in Article IV of this  Agreement  shall be true and  correct  in all  material  respects  at and as of the date of  disbursement  or advance,  as though made on and as of such date  (except to the extent  that such  representations  and  warranties expressly  relate solely to an earlier date and except that the references in  Section 4.7 to financial  statements shall be deemed to be a reference  to the then most recent  annual and interim  financial  statements  of Borrowers furnished to Agent pursuant to Section 6.1).

                  (b)      No Event of Default or Default  shall have  occurred or would  result from the making of the disbursement or advance.

                  (c)      With respect to any advances under the Term Facility,  Borrowers  shall have provided to
Agent (i) an  updated  search of title to the Real  Property,  effective to the date of the  disbursement,  (ii) an endorsement to the title  insurance  policy  insuring  Lender's  interest in the Real  Property,  which updates the effective  date of the policy to the date of the  disbursement,  which title  endorsement  contains  no  additional
Liens or title exceptions of any kind since the date of recordation of the Mortgage.

Notwithstanding  anything in this Agreement to the contrary,  Lenders, or Agent, on behalf of Lenders, may, without notice,  terminate  funding and thereafter  Lenders shall not be obligated to make  additional  loans or additional letters of credit obligations under this Agreement without notice after the occurrence of an Event of Default.

         Section 5.3.      Closing.  Subject  to the  conditions  of  this  Article V,  the  Loans  shall  be  made
                           --------
available on the date as is mutually  agreed by the parties,  which is  September 13,  2002 (the "Closing Date") at such time as may be mutually  agreeable to the parties upon the  execution of this  Agreement  (the  "Closing")  at such place as may be reasonably requested by Agent.

         Section 5.4.      Waiver  of  Rights.  By  completing  the  Closing  under  this  Agreement,  or by making
                           -------------------
advances  under the Loans,  Lenders do not waive a breach of any  representation  or warranty of any Borrower under this Agreement or under any other Loan Document,  and all of Lenders'  claims and rights  resulting from any breach or misrepresentation by any Borrower are specifically reserved by Lenders.

                                                    ARTICLE VI

                                               AFFIRMATIVE COVENANTS
                                               ---------------------

         Each  Borrower  covenants  and agrees that for so long as Borrowers  may borrow under this  Agreement  and until payment in full of the Notes and termination or cash collateralization of all Lender Letters of Credit:

         Section 6.1.      Financial  Statements  and Collateral  Reports.  The Company will furnish to Agent (a) a
                           -----------------------------------------------
sales and  collections  report and accounts  receivable  aging  schedule in the form  attached  hereto as Exhibit G
                                                                                                          ---------
within  twenty-one  (21) days after the end of each calendar month,  which shall include,  but not be limited to, a report of sales,  credits issued, and collections  received;  (b) a Borrowing Base certificate schedule in the form

                                       45

attached  hereto as  Exhibit E  within  twenty-one  (21) days after the end of each  calendar  month,  which  shall
                     ---------
include,  but not be limited to a computation  of the Borrowing Base  certified by the Chief  Financial  Officer of the Company as being fairly stated in all material respects;  (c) internally  prepared monthly financial statements for the Company and its  consolidated  Subsidiaries  and combined  monthly  financial  statements  for the Mortgage
Borrowers (with operating statement  schedules on each Real Property),  certified by the Chief Financial Officer of the Company,  within  forty-five  (45) days of the end of each  calendar  month,  accompanied  by actual vs. budget
variance  reports  for  each  Facility  generating  Accounts;   (d) to  the  extent  prepared  by  Company,  annual
projections,  profit and loss statements,  balance sheets,  and cash flow reports (prepared on a monthly basis) for the succeeding fiscal year within sixty (60) days after the end of Company's fiscal year;  (e) internally  prepared annual  financial  statements for the Company and its  consolidated  Subsidiaries  within sixty (60) days after the
Company's fiscal year;  (f) annual audited financial statements for the Company and its consolidated  Subsidiaries, prepared by a firm of independent public accountants  reasonably  satisfactory to Agent,  within one hundred twenty
(120) days after the end of Company's fiscal year;  (g) promptly upon receipt thereof,  copies of any final reports submitted to any Borrower by the  independent  accountants in connection with any interim audit of the books of any
Borrower and copies of each final comment letter provided to any Borrower by independent  accountants;  (h) as soon as available,  copies of all financial  statements  and notices sent or made  available to the public  generally by any of the Borrowers  (including  all quarterly and annual  reports filed by Company with the  Securities  Exchange
Commission);  (i) within  fourteen  (14) days of the date they are  filed,  copies of all cost  reports  filed with
Medicare or Medicaid;  and (j) such  additional  information,  reports or statements as Agent may from time to time
reasonably   request.   Annual  financial   statements  shall  set  forth  in  comparative  form  figures  for  the corresponding  periods in the prior  fiscal  year.  All  financial  statements  shall  include a balance  sheet and statement of earnings and shall be prepared in accordance with GAAP.

         Section 6.2.      Payments  Under  this  Agreement.   Borrowers  will  make  all  payments  of  principal,
                           ---------------------------------
interest,  fees,  and all other payments  required  under this  Agreement and under the Loans,  and under any other agreements  with  Lenders to which  Borrowers  are a party,  as and when due.  All items  required to be  furnished under this  Agreement  or the other Loan  Documents  shall be furnished  without  cost to Agent or Lenders.  To the extent that any sums are  received by Agent or Lenders  from  insurance  proceeds,  condemnation  proceeds,  or the fulfillment  by Borrowers of some other covenant  under any Loan  Documents,  and such sums are applied by Agent to the principal  balance of the Notes,  the amount of the regular monthly  payments under the Notes shall continue to be the amount provided for herein without adjustment for the principal prepayment, if any.

         Section 6.3.      Existence,  Good Standing,  and Compliance  with Laws.  Borrowers will do or cause to be
                           ------------------------------------------------------
done all  things  necessary  (a) to  obtain and keep in full force and  effect  all  corporate,  limited  liability company  or  limited  liability  partnership  existence;  (b) to obtain  and keep in full  force and effect and all licenses,  permits,  certificates  of  needs,  regulatory  approvals,  privileges,  and  franchises  (collectively,
"Permits") of each Borrower  necessary to the ownership of its property or the conduct of its business,  except for such Permits the loss of which could not reasonably be expected to have a Material  Adverse  Effect;  (c) to comply with all applicable material current and future laws,  ordinances,  rules,  regulations,  orders and decrees of any
Governmental  Authority  having or claiming  jurisdiction  over such Borrower except to the extent that the failure to comply  therewith  could not  reasonably  be expected to have a Material  Adverse  Effect;  (d) to  maintain and protect  the  material  properties  used or useful in the  conduct of the  operations  of  Borrowers,  in a prudent manner,  including  without  limitation the maintenance at all times of such insurance upon its insurable  property and operations as required by law or by Section 6.7;  and (c) to maintain all Permits free from restrictions  which could materially  impair their use or operation or cause the Permits to be provisional,  probationary or restricted in any  material  way,  except  where the  failure to do so could not  reasonably  be  expected  to have a Material
Adverse Effect.

         Section 6.4.      Legality.  The  making of the Loans and each  disbursement  or  advance  under the Loans
                           ---------
shall not be subject to any penalty or special tax  applicable  to any  Borrower,  shall not be  prohibited  by any governmental  order or regulation  applicable to any Borrower,  and shall not violate any rule or regulation of any
Governmental Authority applicable to any Borrower.

         Section 6.5.      Lenders'  Satisfaction.  Borrowers  shall deliver from time to time all  instruments and
                           ----------------------
legal  documents  in  connection  with the  transactions  contemplated  by this  Agreement  as shall be  reasonably requested by Agent, in form and substance satisfactory to Agent and its counsel.

                                       46

        Section 6.6.      Taxes and  Charges.  Each  Borrower  will timely file all  material  tax reports and pay
                           -------------------
and discharge all taxes,  assessments and governmental charges or levies imposed upon such Borrower,  or its income or  profits or upon its  properties  or any part  thereof  (collectively,  "Charges"),  before the same shall be in default and before the date on which penalties  attach thereto,  as well as all lawful claims for labor,  material, supplies or otherwise  (collectively,  "Mechanics Claims") which, if unpaid, might become a Lien or charge upon the properties or any part thereof of such Borrower.  Such Borrower  shall have the right to contest,  in good faith by appropriate  proceedings,  the amount or  validity of any such  Charges or  Mechanics  Claims so long as:  (i) such
Borrower  shall have set aside on its books  adequate  reserve  therefor;  (ii) such  Borrower's  title to, and its right to use, the Collateral is not  materially  adversely  affected  thereby and Lender's Lien and priority on the
Collateral  are not materially  adversely  affected,  altered or impaired  thereby;  (iii) such  Borrower has given prior written  notice to Agent of its intent to so contest or object to any such Charges or Mechanics  Claims which would  materially  adversely  affect the Collateral;  (iv) such  contest stays the enforcement or collection of the
Charges  and  Mechanics  Claims  or any  Lien  created;  and  (v) in  the case of  material  real  estate  taxes or assessments  or material  Mechanics  Claims,  each  relating to the Real  Property,  such  Borrower has obtained an endorsement,  in form and substance reasonably  satisfactory to Agent, to the loan policy of title insurance issued to Agent for the benefit of Lenders  insuring  over any Lien created by such Charges or Mechanics  Claims,  against the Real Property,  or such Borrower has deposited with Agent a bond or other security  reasonably  satisfactory to
Agent in an amount  sufficient  to  entirely  eliminate  any Lien for such  Charges or  Mechanics  Claims as a Lien against  the Real  Property.  Should  any  stamp  tax,  intangible  tax,  intangible  recording  tax or  other  tax
(excluding  income,  franchise,  gross receipts,  transfer taxes or similar taxes with respect to Lenders),  now or hereafter  become  payable with respect to this  Agreement or any of the other Loan  Documents,  Borrowers will pay the tax before its due date and hold Lenders harmless from the cost of the tax, except as provided herein.

         Section 6.7.      Insurance.  Borrowers shall carry adequate public liability and  professional  liability
                           ----------
insurance with  responsible  companies  reasonably  satisfactory to Agent in such amounts and against such risks as is  customarily  maintained  by similar  businesses  and by owners of similar  property in the same  general  area, subject to Borrowers'  self-insurance  limits set forth in Schedule 6.7 for Real Property.  In addition,  Borrowers
                                                           ------------
shall carry all insurance described on Schedule 6.7.
                                       ------------

         Section 6.8.      Information;   Visits  and   Inspections.   Borrowers   shall   furnish  to  Agent  such
                           -----------------------------------------
information as Agent may, from time to time,  reasonably  request with respect to the business or financial affairs of  Borrowers.  Company shall also permit any officer,  employee,  agent or  representative  of Agent or any Lender upon  reasonable  notice to visit during  business  hours of the Company and inspect any of the  properties  of any
Borrower,  to inspect,  audit and make copies of or prepare  extracts from any  Borrower's  minute books,  books of account and other records,  including  management  letters  prepared by such Borrower's  auditors,  and make copies thereof or extracts  therefrom,  and to discuss the business  affairs,  finances and accounts of any Borrower with, and be advised as to the same by, the officers,  employees and  independent  accountants of such  Borrower,  all at such times and as often as Agent or any Lender may reasonably require.

         Section 6.9.      Preservation and Maintenance of Facilities and Property.
                           --------------------------------------------------------

                  (a)      Mortgage Borrowers will maintain,  keep and preserve all of the Mortgaged  Facilities in good repair,  working  order and  condition,  subject to reasonable  wear and tear,  and from time to time make all necessary repairs,  renewals,  replacements,  betterments and improvements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

                  (b)      Borrowers  (other than  Mortgage  Borrowers)  will  maintain,  keep and  preserve all of their  Facilities in good repair,  working order and condition,  subject to reasonable  wear and tear and except as
permitted  by  Section 3.8(b)(iv)  and  (v),  and  from  time  to  time  make  all  necessary  repairs,   renewals,
replacements,  betterments  and  improvements  thereto,  all in  accordance  with the material  provisions of their respective leases.

                  (c)      Mortgage  Borrowers  (1) shall  not  commit  waste  or  permit  material  impairment  or deterioration  of the Real Property;  (2) shall not abandon the Real Property;  (3) shall keep the Real Property in good  repair  and  restore  or  repair  promptly,  in a good and  workmanlike  manner,  all or any part of the Real
Property to the equivalent of its original condition,  ordinary wear and tear excepted,  or such other condition as
Agent may approve in writing,  upon any damage or loss thereto in  accordance  with the Loan  Documents;  (4) shall

                                       47

comply with all laws,  ordinances,  regulations and  requirements of any  governmental  body applicable to the Real
Property;  (5) shall  provide for management of the Real Property by Borrowers or by a property manager  reasonably satisfactory to Agent pursuant to a contract in form and substance  reasonably  satisfactory to Agent; (6) shall do or cause to be done any and all things or acts,  all in a timely  and  proper  manner,  which,  from the  character and/or use of the Real Property,  may be reasonably necessary to protect and preserve the Real Property;  (7) shall comply with all terms,  covenants and  conditions  of all  agreements  and  instruments,  recorded and  unrecorded, affecting the Real  Property;  (8) shall not use the Real Property or any part thereof or allow the same to be used or occupied for any purpose other than as commercial  buildings  fully in  compliance  with all zoning  ordinances;
(9) will pay all costs of operation,  maintenance  and  ownership of the Real Property as they come due;  (10) will not undertake or permit the execution of any  renovation  or other  construction  program which will cause the Real
Property  or any  material  portion  thereof to become  unoccupied  or vacant for a period in excess of ninety (90)
days;  and  (11) shall  give  notice in writing to Agent of and,  unless  otherwise  directed  in writing by Agent, appear in and defend any  material  action or  proceeding  purporting  to affect the Real  Property,  the  security granted by the Loan  Documents  in the Real  Property  or the rights or powers of Lender  with  respect to the Real
Property.

                  (d)      Borrowers  (other than  Mortgage  Borrowers)  shall comply with the  provisions of their respective  Lessee  Leases,  except to the extent such  noncompliance  could not  reasonably  be expected to have a
Material  Adverse  Effect.  No  Borrower  or any  tenant  or other  person  shall  remove,  demolish  or alter  any improvement  or any fixture,  equipment,  machinery or appliance in or on the Real  Property and owned or leased by any Borrower  except when incident to the replacement of fixtures,  equipment,  machinery and appliances with items of like kind in the ordinary course.

                  (e)      Mortgage  Borrowers  covenant  and agree:  that the  improvements  to the Real  Property have been, and all future  improvements  will be,  constructed  strictly in accordance with the requirements of all regulatory  authorities having  jurisdiction,  all approved site plan(s),  all approved development plan(s) and all restrictive  covenants  affecting the Real Property or any part  thereof,  except to the extent such  noncompliance has not, and could not reasonably be expected to have, a material  adverse  effect on such Real Property;  that the improvements  at the Real  Property  have been,  and all future  improvements  will be,  constructed  and installed entirely  within  the  bounds  of the  Real  Property  and do not and  will  not  encroach  upon  any  easement  or right-of-way or upon the land of others except for such minor  encroachments,  above or below ground,  onto or upon public space as may be consented to and permitted by the  jurisdiction  in which the Real Property is located;  and that the  improvements  to the Real Property are, and all future  improvements  will be, wholly within all building restriction  lines however  established,  and do not and will not violate use and other  restrictions  contained in prior  conveyances,  zoning  ordinances,  building  codes,  health and safety codes,  fire  protection  agreements, subdivision  ordinances  or  restrictions,  and are  situate on a single  subdivided  lot of record.  The  Mortgage
Borrowers  covenant:  (1) to diligently  prosecute to completion  and to complete  within the time period  required under the Loan  Documents or otherwise by Agent all  improvements  to the Real  Property  required to be made under the terms of the Loan Documents;  and (2) to  diligently  prosecute to completion and to complete all  improvements for which  construction was commenced by Mortgage  Borrowers  (regardless of whether such construction was required under the terms of the Loan Documents).

         Section 6.10.     Notification  of Events of Default and Adverse  Developments.  Borrowers  promptly  will
                           -------------------------------------------------------------
notify Agent upon the occurrence of: (a) any Event of Default;  (b) any Default;  (c) and in any event,  within ten
(10) days of Borrowers'  knowledge of, any judicial,  administrative or arbitration  proceeding pending against any
Borrower,  and any judicial or  administrative  proceeding  known by any Borrower to be  threatened  against it, in each case, not recorded in the financial  statements  delivered under Section 6.1, or which, if adversely  decided, would have a material  adverse  effect on the  condition  (financial  or  otherwise) or operations of the Borrowers taken as a whole or which may expose such Borrower to uninsured  liability of  $1,000,000  or more;  (d) and in any event,  within ten (10) days of  Borrowers'  knowledge of, any default  claimed by any other  creditor for Borrowed
Money of any  Borrower  other than  Lenders,  which  default has not been waived and would have a material  adverse effect on the  condition  (financial  or otherwise)  or  operations  of the  Borrowers,  taken as a whole;  (e) any consensual or voluntary Lien arising  against the Collateral,  other than Permitted  Liens, in each case describing the  nature  of the  event  or  development;  (f) any  non-consensual  or  involuntary  Lien  arising  against  the
Collateral,  other than  Permitted  Liens,  provided  that  Borrowers  shall be required to notify  Agent only when
Borrowers  know or should know of the threat or existence of such Lien, in each case  describing  the nature of the event or development;  or (g) the closing of any Facility.  In the case of notification  under clauses (a) and (b),

                                       48

Borrowers  shall set forth any  proposed  action with  respect to such  event.  In the case of  notification  under clause (f),  Borrowers  may,  with  the  consent  of  Agent  (which  shall  not be  unreasonably  withheld)  update
Schedule 1.104.
--------------

         Section 6.11.     Employee  Benefit Plans.  Borrowers will  (a) comply  with the funding  requirements  of
                           ------------------------
ERISA with respect to the Plans for its employees,  or will promptly  satisfy any  accumulated  funding  deficiency that arises under Section 302 of ERISA;  (b) furnish  Agent, upon Agent's request,  promptly after filing the same, with  copies of all reports or other  statements  filed with the United  States  Department  of Labor,  the Pension
Benefit  Guaranty  Corporation,  or the Internal  Revenue Service with respect to all Plans, or which any Borrower, or any member of a Controlled Group, may receive from such  Governmental  Authority with respect to any such Plans, and (c) promptly  advise Agent of the occurrence of any Reportable Event or Prohibited  Transaction with respect to any such Plan and the  action  which  Borrowers  propose  to take with  respect  thereto.  Borrowers  will make all contributions when due with respect to any  multi-employer  pension plan in which it participates and will promptly advise Agent:  (x) upon  their receipt of notice of the  assertion  against any Borrower of a claim for  withdrawal liability;  (y) upon  the  occurrence  of any event that could  trigger  the  assertion  of a claim for  withdrawal liability  against any  Borrower;  and  (z) upon  the  occurrence  of any event that would place any  Borrower in a
Controlled  Group as a result of which any member  (including  any Borrower)  thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

         Section 6.12.     Financing   Statements.   Borrowers   shall   provide  to  Agent   evidence   reasonably
                           -----------------------
satisfactory to Agent as to the due recording of termination statements,  releases of collateral,  and Forms UCC-3, and shall cause to be recorded  financing  statements on Form UCC-3,  duly executed by Borrowers and Agent,  in all places necessary to release all existing  security  interests and other Liens in the Personal  Property (other than as  expressly  permitted  by, or not  restricted  by, this  Agreement)  and to perfect and protect  Lenders'  first priority Lien and security interest in the Personal Property, as Agent may reasonably request.

         Section 6.13.     Financial  Records.  Borrowers  shall keep  current  and  accurate  books of records and
                           -------------------
accounts in which full and correct  entries will be made of all of its  material  business  transactions,  and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

         Section 6.14.     Collection of Accounts.  Borrowers  shall  continue to  diligently  collect its Accounts
                           -----------------------
in the ordinary course of business.

         Section 6.15.     Intentionally Left Blank.
                           -------------------------

         Section 6.16.     Business  Conducted.  Borrowers  shall  continue  to  engage in  businesses  of the same
                           --------------------
general type as currently  conducted by them.  Borrowers shall not engage,  directly or indirectly,  in any line of business  substantially  different from the business conducted by it immediately before the Closing Date, or engage in  business  or lines of  business  which are not  reasonably  related  thereto or to home  healthcare  or hospice healthcare or incidental to ownership, operation or maintenance of the Facilities.

         Section 6.17.     Litigation  and Other  Proceedings.  Borrowers  shall give prompt notice to Agent of any
                           -----------------------------------
litigation,  arbitration,  or other proceeding before any Governmental  Authority against or affecting any Borrower if more than  $1,000,000 of the amount  claimed is not covered by insurance  (and,  for this  purpose,  and for all purposes of this Agreement,  self-insurance  shall be deemed not to be insurance and any amount purportedly covered by self-insurance shall be deemed not covered).

         Section 6.18.     Bank  Accounts.  Borrowers  shall  assign,  and does  hereby  assign  to  Agent  for the
                           ---------------
benefit of Lenders all of their  depository  and  disbursement  accounts  into which  collections  of Accounts  are deposited.

         Section 6.19.     Submission of Personal  Property  Documents.  Borrowers  will, on reasonable  request by
                           --------------------------------------------
Agent,  make  available to Agent copies of shipping and  delivery  receipts  evidencing  the shipment of goods that gave rise to an Account,  medical records,  insurance verification forms, assignment of benefits,  in-take forms or other  proof of the  satisfactory  performance  of services  that gave rise to an  Account,  a copy of the claim or invoice  for each  Account and copies of any written  contract  or order from which the  Account  arose.  Borrowers shall promptly notify Agent if an Account  becomes  evidenced or secured by an instrument or chattel paper and upon request of Agent, will promptly deliver any such instrument or chattel paper to Agent.

                                       49

         Section 6.20.     Licensure;  Medicaid/Medicare/TRICARE  Cost  Reports.  Each  Borrower  will maintain all
                           -----------------------------------------------------
certificates  of need (if  Borrower  is the owner of the  Facility),  provider  numbers,  provider  agreements  and licenses  reasonably  necessary  to conduct its  business as  currently  conducted,  and take any steps  reasonably required  to comply  with any such new or  additional  requirements  that may be  imposed on  providers  of medical products and Medical  Services.  Each  Borrower  that is a  participating  Medicare,  Medicaid or TRICARE  provider shall file all Medicare,  Medicaid,  and TRICARE cost reports in a timely manner, subject to such filing extensions as such Borrower may obtain in accordance with applicable regulations.

         Section 6.21.     Officer's  Certificates.   Together  with  the  monthly  financial  statements  and  the
                           ------------------------
audited  annual  financial  statements  delivered  pursuant  to  Section 6.1,  Borrowers  shall  deliver to Agent a certificate of the Chief Financial Officer of the Company, in form and substance reasonably satisfactory to Agent:

                  (a)      Setting forth the information  (including detailed  calculations)  required to establish whether  Borrowers  are in  compliance  with the  requirements  of  Articles VI and VII as of the end of the period covered by the financial  statements then being furnished  (recognizing that Sections 6.22(a) and (b) are quarterly as of the quarter then most recently ended); and

                  (b)      Stating that such officer has reviewed  the relevant  terms of this  Agreement,  and has made (or caused to be made  under such  officer's  supervision)  a review of the  transactions  and  conditions  of
Borrowers  from the beginning of the  accounting  period covered by the income  statements  being  delivered to the date of the  certificate,  and that such review has not  disclosed  the  existence  during such period of any fact, event or circumstance  that  constitutes a Default or Event of Default,  and if any such condition or event existed during such period or now exists,  specifying the nature and period of existence  thereof and what action Borrowers have taken or propose to take with respect thereto.

         Section 6.22.     Financial Covenants.
                           --------------------

                  (a)      Debt  Service  Coverage  Ratio.  The  Company  shall  maintain  at the  last day of each
                           -------------------------------
calendar  quarter a Debt Service  Coverage Ratio (as defined below) of at least  1.40:1.00.  The term "Debt Service
Coverage  Ratio" shall mean the ratio of (i) Net  Operating  Income  derived from the Real  Property,  plus, to the extent included in such  calculation of Net Operating Income derived from the Real Property,  without  duplication, the sum of  (A) management  fees,  plus  (B)  the  amortization  of  those  certain  management  fees  pre-paid  to
Investcorp  in 1998  multiplied  by a fraction,  the  numerator of which is the number of beds at the Real Property and the denominator of which is the number of beds at all  Facilities,  less (x) a capital  replacement  reserve of
$300 per annum per bed at the Real  Property,  and less (y) five  percent (5%) of Revenues  (excluding any Revenues not generated by the provision of Medical  Services)  generated at the Real Property to (ii) the product of (A) the then  outstanding  principal  balance of the Term Facility  multiplied by (B) 0.1133.  Debt Service  Coverage Ratio calculations  shall  be  performed  at the end of each  calendar  quarter  with  respect  to the  then  immediately preceding twelve months.

                  (b)      Fixed  Charge  Coverage  Ratio.  The  Company  shall  maintain  at the  last day of each
                           -------------------------------
calendar  quarter a "Fixed  Charge  Coverage  Ratio" (as  defined  below) of at least  1.25:1.00.  The term  "Fixed
Charge Coverage Ratio" shall mean the ratio of (i) consolidated  Net Operating Income of the Company,  plus, to the extent included in the calculation of Net Operating Income,  the sum of (A) Lease Expense  (including base rent and additional rent), plus (B) the  amortization of those certain  management fees pre-paid to Investcorp in 1998, plus
(C) non-recurring  charges,  provided  however  that if such  non-recurring  charges  relate to the  closing of, or
                             --------  -------
termination  of business at any  revenue-producing  Subsidiary  or  facility,  then Net  Operating  Income shall be calculated  excluding  therefrom  all income,  expense and other  effects with respect to such closed or terminated
Subsidiary or facility,  as applicable to (ii) Fixed  Charges.  Fixed Charge Coverage Ratio  calculations  shall be performed at the end of each calendar quarter with respect to the then immediately preceding twelve months.

                  (c)      Company  shall  furnish  to  Agent,  within  forty-five  (45)  days  of the  end of each calendar  quarter,  evidence (in form and content  reasonably  satisfactory  to Agent) (i)  of Mortgage  Borrowers'
compliance  with the Debt Service  Coverage  Ratio  covenant and (ii) of the  Company's  compliance  with the Fixed
Charge Coverage Ratio covenant.

                                       50

         Section 6.23.     Census.  (a) The Census  Amount  for the  Facilities  shall  meet or exceed the  Minimum
                           -------
Census  Amount.  The Census Amount  calculations  shall be performed at the end of each  calendar  quarter for such quarter.  (b) Company  shall furnish to Agent,  within  twenty-one  (21) days of the end of each calendar  quarter, evidence (in form and content  reasonably  satisfactory  to Agent) of  Borrowers'  compliance  with this  covenant;
provided,  however,  on each  Business Day,  Company shall deliver to Agent a report,  in the form attached to this
--------   -------
Agreement as Exhibit F,  showing the Census Amount as of the end of the immediately  prior Business Day,  including
             ---------
patients by payor type,  for all  Facilities;  provided  further  that in the event such daily  report is delivered
                                               --------  -------
within three (3) Business  Days of the date it becomes due,  such late  delivery  shall not  constitute an Event of
Default.

         Section 6.24.     Post-Closing  Obligations.  Borrowers  shall cause to be  performed  and  completed,  to
                           --------------------------
Lenders'  reasonable  satisfaction,  all of the  obligations  set forth on  Schedule 6.24  hereto  within  the time
                                                                            -------------
periods set forth on Schedule 6.24.
                     -------------

         Section 6.25.     Capital Adequacy and Other Adjustments.
                           ---------------------------------------

                  (a)      In the event that Agent or any Lender  shall have  determined  that the  adoption  after the date hereof of any law,  treaty,  governmental (or  quasi-governmental)  rule,  regulation,  guideline or order regarding  capital  adequacy,  reserve  requirements  or similar  requirements  or  compliance by any Lender or any corporation  controlling any Lender with any request or directive regarding capital adequacy,  reserve requirements or similar  requirements  (whether or not having the force of law and  whether or not  failure to comply  therewith would be unlawful)  from any central bank or  governmental  agency or body having  jurisdiction  does or shall have the effect of  increasing  the amount of capital,  reserves or other funds  required to be maintained by any Lender or any  corporation  controlling  such  Lender and  thereby  reducing  the rate of return on such  Lender's or such corporation's  capital as a  consequence  of its  obligations  hereunder,  then  Borrowers  shall from time to time within  fifteen  (15)  days  after  notice  and  demand  from  Agent pay to Agent for the  benefit  of such  Lender additional  amounts  sufficient to compensate  such Lender for such  reduction.  A certificate  as to the amount of such cost and showing the basis of the  computation  of such cost  submitted  by such  Lender to  Borrowers  shall, absent manifest error, be final, conclusive and binding for all purposes.

                  (b)      The  Borrowers  shall  not be  required  to make  any  payments  to any  Lender  for any additional  amounts  pursuant to this  Section 6.25 or the next Section 6.26 unless such Lender has given notice to the Company,  through the Agent,  of its intent to request such payments  prior to or within 60 days after the date on which such Lender incurred such amounts.

         Section 6.26.     Taxes.
                           ------

                  (a)      No  Deductions.  Any and all payments or  reimbursements  made under the Loan  Documents
                           ---------------
shall be made free and clear of and without deduction for any and all taxes, levies, imposts,  deductions,  charges or  withholdings,  and all  liabilities  with  respect  thereto  of any  nature  whatsoever  imposed  by any taxing authority,  excluding  such taxes to the extent  imposed on Lenders'  net income by the  jurisdiction  in which any
Lender is  organized.  If Borrower  shall be required by law to deduct any such  amounts  from or in respect of any sum payable  hereunder  to any Lender,  then the sum payable  hereunder  shall be  increased as may be necessary so that,  after  making  all  required  deductions,  such  Lender  receives  an amount  equal to the sum it would have received had no such deductions been made.

                  (b)      Changes in Tax Laws.  In the event that,  subsequent  to the initial  advance  under the
                           --------------------
Loans,  (1) any  changes  in any  existing  law,  regulation,  treaty  or  directive  or in the  interpretation  or application  thereof,  (2) any  new  law,  regulation,  treaty  or  directive  enacted  or  any  interpretation  or application  thereof,  or  (3) compliance  by Agent or any Lender  with any  request or  directive  (whether or not having the force of law) from any governmental authority, agency or instrumentality:

                           (A)      does or shall  subject  Agent or any  Lender to any tax of any kind  whatsoever with respect to this  Agreement or the other Loan  Documents,  or change the basis of taxation of payments to Agent or any Lender of principal,  fees,  interest or any other amount payable hereunder (except for net income taxes, or franchise  taxes  imposed  in lieu of net  income  taxes,  imposed  generally  by  federal,  state or local  taxing

                                       51

authorities  with respect to interest or commitment fees or other fees payable  hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

                           (B)      does or shall  impose on Agent or any Lender any other  condition  or increased cost in connection with the transactions contemplated hereby or participations herein;

and the result of any of the foregoing is to increase the cost to Agent or any Lender of making or  continuing  the
Loans  hereunder,  as the case may be, or to reduce  any  amount  receivable  hereunder,  then,  in any such  case,
Borrowers  shall  promptly  pay to Agent,  for the benefit of such  Lender,  upon demand,  any  additional  amounts necessary  to  compensate  such  Lender,  on an  after-tax  basis,  for  such  additional  cost or  reduced  amount receivable,  as  determined  by Agent with  respect to this  Agreement or the other Loan  Documents.  If any Lender becomes entitled to claim any additional  amounts  pursuant to this section,  Agent shall promptly notify Borrowers of the event by reason of which such Lender has become so entitled.  A  certificate  as to any  additional  amounts payable  pursuant to the  foregoing  sentence  submitted  by such Lender,  or Agent,  to  Borrowers  shall,  absent manifest error, be final, conclusive and binding for all purposes.

         Section 6.27.     Further  Documentation;  Loss of  Notes.  In the  event  any  further  documentation  or
                           ----------------------------------------
information  is  (a) reasonably  required by Agent,  any Lender or any  prospective  transferee in connection  with selling,  transferring,  delivering,  assigning,  securitizing  or  granting  a  participation  in  the  Loans  (or transferring  the  servicing of the Loans),  (b) deemed  necessary or  appropriate  by Agent in the exercise of its rights  under the Loan  Documents  or to correct  patent  mistakes  (as agreed by  Borrower  and Agent) in the Loan
Documents,  materials  relating to mortgagee's land title insurance or the funding of the Loans, or  (c) reasonably required by Agent or any Lender in order to mortgage the  leaseholds on any or all of the Real  Property  Borrowers shall  provide,  or cause  to be  provided  to  Agent,  at  Borrowers'  cost and  expense,  such  documentation  or information.  Borrowers  shall  execute and deliver to Agent and/or the  prospective  transferee  or servicer  such documentation,  including  but not limited to, any  amendments,  corrections,  deletions  or  additions to the Loan
Documents  as is  required  by Agent or any Lender  and/or the  prospective  transferee;  provided,  however,  that
                                                                                          --------   -------
Borrowers  shall not be required to do anything  that has the effect of changing  any of the terms of the Loans set forth in the Loan  Documents.  Upon notice from Agent of the loss,  theft,  or  destruction of any of the Notes and upon receipt of indemnity  reasonably  satisfactory to Borrowers from Lenders,  or in the case of mutilation of any of the Notes,  upon surrender of the mutilated  Note,  Borrowers shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

         Section 6.28.     Intentionally Deleted.
                           ---------------------

         Section 6.29.     Termination/Default  of Contracts.  Borrowers  shall notify Agent of any  (a) default or
                           ---------------------------------
event of default under,  (b) termination  of, or (c) failure  of any party to renew,  any material  contract of any
Borrower  (unless the default or event of default under,  termination of or failure to renew such contract,  as the case may be, could not reasonably be expected to have a Material  Adverse  Effect) as soon as reasonably  possible.
Notwithstanding  anything in this  Section 6.29 to the contrary,  no provision in this  Section 6.29  shall modify, reduce or otherwise affect Lenders' rights hereunder or under any other Loan Document.

         Section 6.30.     Reserves and Escrows.
                           ---------------------

                  (a)      Requirements.    Mortgage   Borrowers  agree  to  establish  and  maintain  all  of  the
                           -------------
reserves  and  escrows  required  in this  Section 6.30.  Agent  shall  cause all such  reserves  and escrows to be deposited into interest  bearing  accounts of the type  customarily  maintained by Agent or its servicing agent for the  investment  of (and may be  commingled  with)  similar  reserves,  which  accounts  may not yield the  highest interest  rate then  available.  Such funds shall be held in an account in Agent's name (or such other account name as Agent may elect) at a financial  institution  or other  depository  selected by Agent (or its  servicer)  in its sole  discretion  (collectively,  the "Depository  Institution").  No such sums shall be deemed to be held in trust
                                       -----------------------
for the  benefit of  Borrowers,  Borrowers  shall earn no more than an amount of  interest  on such funds  equal an amount  determine  by  applying  to the  average  monthly  balance of such funds the quoted  interest  rate for the
Depository  Institution money market savings account,  as such rate is determined from time to time (such allocated amount being  referred to as  "Borrowers'  Interest").  Agent or its  Depository  Institution  shall be entitled to
                               --------------------
report  under the  Company's  Federal tax  identification  number the  Borrowers'  Interest  on such funds.  If the
Depository  Institution does not have an established  money market savings account (of if an interest rate for such amount cannot  otherwise be determined in connection  with the deposit of such funds),  a comparable  interest rate

                                       52

quoted by the Depository  Institution  and  acceptable to Agent (or its servicer) in its discretion  shall be used.
The amount of  Borrowers'  interest  allocated  to such funds shall be added to the balance  thereof,  and shall be disbursed  for payment of the items for which  applicable  such fund is to be  disbursed.  Any  interest  above the
Borrower's  Interest  shall be retained by Agent (for the benefit of Lenders and Fremont) as  compensation  for its administration  and  investment  of such funds.  All sums so reserved or escrowed  shall be part of the  Collateral and shall  stand as  additional  security  for all of the  Obligations.  If Agent at any time  determines  that the amount on deposit in any reserve or escrow is insufficient  for its intended  purposes,  Mortgage  Borrowers shall, within ten (10) days following  notice from Agent,  deposit such additional  sums as may be reasonably  required by
Agent.  In the event of any default by  Borrowers  under the terms of this  Agreement  or any other Loan  Document,
Agent may, at its  discretion,  apply amounts on hand in the reserves or escrows to cure such default.  Within five
(5) days after demand of Agent,  Mortgage  Borrowers  shall  replenish the applicable  reserve or escrow to restore any sums so applied by Agent.  Upon the  occurrence  of an Event of Default  and/or the  maturity of any  principal amount of the  Obligations,  the moneys then remaining on deposit with Agent or its agent shall, at Agent's option, be applied against the Obligations.

                  (b)      Real  Property   Taxes.   On  the  due  date  for,  and  in  addition  to,  the  monthly
                           -----------------------
installments  of principal  and/or  interest due under the Term Note  Mortgage  Borrowers  shall pay to Agent a sum equal to one-twelfth  (1/12) of the amount  estimated by Agent to be sufficient  (when  aggregated  with an initial deposit to be  designated by Agent and paid by Mortgage  Borrowers to Agent at Closing or otherwise  upon demand of
Agent) to pay at least  thirty  (30) days  before they become due and  payable,  all taxes,  assessments  and other similar  charges  levied  against the Real  Property  and not already  paid prior to Closing as  evidenced  by duly stamped real estate tax bills or receipts  (collectively,  the "Taxes").  Any change in the amount of such required payment shall be effective on the first payment date  occurring  more than three (3) Business Days after receipt of notice  thereof by the Borrower.  In the event the Real  Property or any portion  thereof is part of a larger tract for purposes of taxation and  assessments,  Agent may require  Mortgage  Borrowers to have the Real Property  taxed and assessed as a separate  parcel or separate  parcels,  or, in the  alternative,  to make the  deposits  required under this section  based upon the  taxation and  assessment  of the larger  tract.  So long as no Event of Default shall have  occurred  hereunder,  Agent shall apply the escrow sums to pay the Taxes.  The  obligation  of Mortgage
Borrowers to pay the Taxes is not affected or modified by the provisions of this paragraph.

                  (c)      Capital  Replacement  Reserve.  On the Due Date for,  and in  addition  to, the  monthly
                           ------------------------------
installments of principal  and/or interest due under any of the Notes,  and in any event within five (5) days after notice to  Borrowers by Agent,  Borrowers  shall pay to Agent  monthly  deposits in the amount of $25.00 per bed at each Mortgaged  Facility to be held by Agent in a capital  replacement  reserve.  So long as no Default or Event of
Default  exists  hereunder  and the Mortgaged  Facilities  are being  sufficiently  maintained  (in the  reasonable judgment of the Agent),  Agent shall waive the  obligation  for  Borrowers  to pay to Agent such  monthly  deposits
Agent shall disburse the funds contained in the capital  replacement  reserve to reimburse Borrowers solely for the actual cost of capital  improvements  approved in advance by Agent in writing upon Company  providing to Agent paid receipts,  lien  waivers and other  documentation  deemed  reasonably  necessary by Agent,  with  minimum  draws of
$25,000.00 which shall occur no more frequently than once per month.

         Section 6.31.     Rhode Island Facilities.  Both before and after giving effect to the transactions
                           ------------------------
contemplated by the terms and provisions of this Agreement, to the extent required by the Department of Health of the State of Rhode Island or any successor thereto (the "Rhode Island Department of Health"), the obligations under the Loan Documents of Harborside Rhode Island Limited Partnership, a Massachusetts limited partnership
("HRI"), and any other Subsidiary substantially all the assets of which are located in the State of Rhode Island shall not exceed, for each such Subsidiary, at any time, an amount equal to 80% of the aggregate Acquisition
Consideration (as defined by the Rhode Island Department of Health), paid by the Company, HRI or any other
Subsidiary for Facilities owned or operated by such Subsidiary and located in the State of Rhode Island.

                                       53

                                                    ARTICLE VII

                                                NEGATIVE COVENANTS
                                                ------------------

         Each Borrower  covenants  and agrees that so long as Borrowers  may borrow under this  Agreement and until payment in full of the Notes and termination or cash collateralization of all Lender Letters of Credit:

         Section 7.1.      Borrowing.
                           ----------

                  (a)      Borrowers will not create,  incur,  assume or suffer to exist any liability for Borrowed
Money except:

                           (i)       Indebtedness to Lenders;

                           (ii)     Indebtedness not exceeding  $500,000.00 in the aggregate outstanding at any one time;

                           (iii)    Indebtedness  as described on  Schedule 7.1,  including the  refinancing of any
                                                                   ------------
such  Indebtedness  on economic terms and  conditions  (including  all fees,  charges and other up-front  payments)
that, in the good faith  judgment of the Company,  is no less favorable to the Company and its  Subsidiaries  or to the  Lenders,  in an  aggregate  principal  amount  not to exceed  the then  principal  balance  of the debt  being refinanced  and  without  any  increase in the  interest  rate  (including  all fees,  charges  and other  up-front payments), the monthly debt service, or the amortization of principal;

                           (iv)     Indebtedness  owed to another  Borrower  (except a Specified  Borrower),  which shall be subordinated in all respects to Indebtedness to Lenders;

                           (v)      Indebtedness  in connection  with surety bonds,  letters of credit (if required in connection with the insurance  program  authorized  under Section 6.7 or otherwise  expressly  permitted in this
Agreement) and performance bonds obtained in connection with (A) workers'  compensation  obligations or (B) general liability exposure of Borrowers; and

                           (vi)     guaranties and contingent liabilities to the extent permitted by Section 7.8;

provided,  however,  Borrowers  (other  than  Mortgage  Borrowers)  may  create,  incur,  assume or suffer to exist
--------   -------
liability for Borrowed Money that is

                                    (w)     (I) Approved  Indebtedness expressly permitted in Exhibit X,  including
                                                                                              ---------
the refinancing of any such  Indebtedness on economic terms and conditions  (including all fees,  charges and other up-front  payments)  that, in the good faith  judgment of the Company,  is no less favorable to the Company and its
Subsidiaries or to the Lenders,  in an aggregate  principal amount not to exceed the then principal  balance of the debt being  refinanced  and without any  increase  in the  interest  rate  (including  all fees,  charges and other up-front  payments),  the monthly debt service,  or the  amortization of principal or  (II) Approved  Capital Lease
Indebtedness  expressly  permitted  in  Exhibit X,  so long as, in the case of I and II above,  the same  could not
                                        ---------
reasonably be expected to have a Material Adverse Effect;

                                    (x)     in the form of  unsecured  standby  letters of credit  incurred  in the ordinary course of business but in no event shall the aggregate  amount at any time  outstanding of such letters of credit  exceed FIVE  MILLION  DOLLARS  ($5,000,000.00),  so long as such  liability  for  Borrowed  Money could not reasonably be expected to have a Material Adverse Effect; or

                                    (y)     unsecured  Indebtedness  obtained from  Investcorp and its  Affiliates;
provided  that (i)  interest  on such  Indebtedness  shall not be  payable in cash,  (ii) no part of the  principal amount of or interest on such  Indebtedness  shall have a maturity  date earlier than the one year  anniversary  of the Stated  Maturity  Date,  (iii) the  non-default  rate of interest  thereon shall not exceed 12% per annum,  and

                                       54

(iv) such  Indebtedness is fully  subordinated in all respects  (including without limitation payment and priority)
to the Revolving Facility, the Term Facility and all Obligations.

                  In the case of clause (w)  immediately above,  (A) Borrowers  shall notify Agent at least fifteen
(15) Business Days prior to such transaction,  and (B) together with such notice,  Borrowers shall provide to Agent a compliance  certificate,  in a form  reasonably  satisfactory  to Agent,  prepared on a pro forma basis,  to give effect to such  transaction as of the last day of the calendar quarter  immediately  preceding the expected closing date of such transaction for which the appropriate  financial  information is available,  demonstrating  that after giving  such  effect  to such  transaction  and  adding  the  incremental  additional  Underwriting  EBITDA[R]  and corresponding  incremental  additional Fixed Charges for such transaction each to the extent permitted by the terms of this  Agreement,  Borrowers shall be in compliance with Section 6.22(b) as of the end of such fiscal quarter and no Event of Default shall have occurred.

                  (b)      Borrowers  will  not  make  prepayments  on any  existing  or  future  indebtedness  for
Borrowed Money to any Person (other than  (i) Lenders,  to the extent permitted by this Agreement or any subsequent agreement between Borrowers and Lenders),  or (ii) in  connection with the refinancing or replacement  thereof,  to the extent permitted by this Section 7.1.

         Section 7.2.      Joint  Ventures.  Except  as set  forth on  Schedule 4.22,  Borrowers  will not form any
                           ----------------                            -------------
joint  venture or  partnership  nor invest  directly or  indirectly  in any joint  venture or  partnership  for any purpose  (other  than a joint  venture or  partnership  all of the joint  venturers  or  partners  of which are the
Company or any Borrower  other than a Mortgage  Borrower);  provided,  however,  so long as no Event of Default has
                                                            --------   -------
occurred,  Borrowers (other than Mortgage  Borrowers) may form joint ventures or partnerships  expressly  permitted in Exhibit X,  but only so long as (a) such  joint venture or  partnership  shall take the form of a single purpose
   ---------
corporation,  limited liability company, limited liability partnership,  or other single purpose entity duly formed and validly  existing  under the laws of any state  within the United  States,  (b) Borrowers  shall have  notified
Agent at least fifteen (15)  Business  Days prior to such  transaction,  (c) together  with such notice,  Borrowers shall provide to Agent a compliance  certificate,  in the form set forth on Exhibit H attached hereto,  prepared on a pro forma  basis,  to give effect to such  transaction  as of the last day of the  calendar  quarter  immediately preceding  the  expected  closing date of such  transaction  for which the  appropriate  financial  information  is available,  demonstrating  that after giving such effect to such transaction and adding the incremental  additional
Underwriting  EBITDA[R] and  corresponding  incremental  additional  Fixed Charges for such transaction each to the extent  permitted by the terms of this  Agreement,  Borrowers shall be in compliance with Section 6.22(b) as of the end of such fiscal  quarter and, no Event of Default  shall have  occurred,  (d) the  aggregate  investment  of all
Borrowers in such joint ventures (including,  without limitation,  all guaranties and contingent liabilities) shall not exceed Five Million  Dollars  ($5,000,000.00)  and  (e) such  joint  venture,  or such  investment  directly or indirectly in any joint venture, could not reasonably be expected to have a Material Adverse Effect.

         Section 7.3.      Intentionally Deleted.
                           ---------------------

         Section 7.4.      No Change in Ownership, Operation or Control.
                           ---------------------------------------------

                  (a)      Except as expressly  provided  otherwise in this  Agreement,  without the prior  written consent of Agent  (which  consent may be given or  withheld in Agent's  sole and  absolute  discretion),  Borrowers shall not execute,  participate in,  facilitate,  consent to or suffer or permit to occur any "Transfer  Event" (as defined  below).  Except as expressly  provided  otherwise in this  Agreement,  the  occurrence of a Transfer Event without  Agent's prior written  consent shall  constitute an immediate  Event of Default  hereunder,  regardless of whether any Borrower had the power or capacity to prevent such occurrence.

                  (b)      The term  "Transfer  Event"  shall  mean any or all of the  following  facts,  events or circumstances,  whether  voluntary or involuntary and whether  occurring as a single  transaction or as a series of transactions:  (i) without  limiting the generality of the  foregoing,  any  circumstance  under which any Borrower shall merge or  consolidate  with or into any other entity  excluding  (x) a merger or  consolidation  permitted by
Section 3.8(b)(iii)  and (y) a  merger  or  consolidation  that is part  of any  Approved  Acquisition  Transaction expressly  permitted  by  Exhibit X  so long as it does not involve a Mortgage  Borrower  or a Specified  Borrower;
                          ---------
(ii) any  Borrower shall  liquidate,  wind-up or dissolve itself (or suffer any liquidation or dissolution)  except

                                       55

(A) Borrowers,  other than  Mortgage  Borrowers,  with a net book value not greater than $100,000 may be dissolved,
(B) any Borrower, other than a Mortgage Borrower, may otherwise be dissolved,  provided that upon dissolution,  the assets of such  Borrower  are  transferred  to a Borrower on the terms and subject to the  conditions  set forth in subsection 3.8(b)(ii),  and (C) any  Borrower may engage in transactions in compliance with  subsection 3.8(b)(ii);
(iii) the  mortgage,  pledge,  hypothecation,  assignment  or grant of any  security  interest  in or lien upon any ownership  interest in, voting interest in or interest in the profits or distributions  from any Borrower except as permitted  by clauses (g) or (h) of the  definition  of  "Permitted  Lien";  or  (iv) the  sale,  transfer,  grant, conveyance,  assignment,  or other disposition or alienation of any of the capital stock partnership  interest,  or beneficial  interest of any Mortgage Borrower,  whether now owned or hereafter acquired except pursuant to a merger or  consolidation  permitted  by  Section 3.8(b)(iii)(1)  or (with  respect to this  clause (iv))  upon the written reasonable  consent of Agent.  The term  "Transfer  Event"  shall not  include (x)  residential  leases made by any
Borrower in the ordinary  course of business and otherwise in  compliance  with law and with any  restrictions  set forth in this  Agreement or other Loan  Documents and (y) the  pledges of and  restrictions  on pledges of stock or interests set forth in Schedule 7.4 (but not any execution or remedial action thereupon).
                       ------------

                  (c)      Borrowers  agree that  compliance  with this  Section 7.4  is a material  inducement  to
Lenders'  advancing  credit under this  Agreement.  Borrowers  further agree that in addition to all other remedies available to Lenders,  Lenders  shall be entitled to specific  enforcement  of the  covenants in this  Section 7.4, including injunctive relief.

         Section 7.5.      Sale  and  Leaseback.  Borrowers  will  not,  directly  or  indirectly,  enter  into any
                           ---------------------
arrangement  whereby any Borrower  sells or transfers  all or any part of its assets and  thereupon  and within one year  thereafter  rents or leases the assets so sold or  transferred);  provided,  however,  so long as no Event of
                                                                        --------   -------
Default  has  occurred  hereunder,  (I) Borrowers  (other  than  Mortgage  Borrowers)  may enter into such sale and leaseback  transactions if it is expressly  permitted in Exhibit X so long as  (a) Borrowers  shall notify Agent at
                                                         ---------
least  fifteen  (15)  Business  Days prior to such  transaction,  (b) together  with such notice,  Borrowers  shall provide to Agent a compliance  certificate,  in the form set forth on Exhibit H attached hereto,  prepared on a pro forma basis, to give effect to such  transaction as of the last day of the calendar quarter  immediately  preceding the expected  closing date of such  transaction  for which the  appropriate  financial  information  is  available,
demonstrating  that  after  giving  such  effect  to  such  transaction  and  adding  the  incremental   additional
Underwriting  EBITDA[R] and  corresponding  incremental  additional  Fixed Charges for such transaction each to the extent  permitted by the terms of this  Agreement,  Borrowers shall be in compliance with Section 6.22(b) as of the end of such  fiscal  quarter  and no Event of Default  shall have  occurred,  and  (c) such  transaction  could not reasonably be expected to have a Material  Adverse Effect and  (II) Borrowers  (other than Mortgage  Borrowers) may enter into sale and  leaseback  transactions  with respect to the  Facilities  located in Palm Harbor,  Clearwater,
Tampa Bay and Terre Haute (which are  currently  mortgaged to THCI Company LLC or its  Affiliates);  provided  that
                                                                                                     --------
(a) the  aggregate  principal  amount  received  in the sale of any of the  Facilities  shall not  exceed  the then principal  balance of the loan being re-paid  unless such excess shall be paid  immediately  to Agent to be applied as set forth in the last sentence of  Section 3.8(a)(iv),  (b) the  payments of monthly rent  (including  all fees, charges and other up-front  payments) do not exceed the payments of monthly debt service,  (c) if the lease entered into in  connection  with such  sale-leaseback  is a capital  lease,  the  imputed  interest  rate and the  imputed amortization  of principal do not exceed the interest rate and  amortization of principal under the loan then being re-paid,  and  (d) Borrowers  shall  cause  the  parties  to such sale  leaseback  to enter  into an  intercreditor agreement with Agent on terms satisfactory to Agent.

         Section 7.6.      Distributions  and Management  Fees.  Borrowers  shall not make,  declare,  order or pay
                           ------------------------------------
any  "Distributions"  (as defined below) to any of its Affiliates,  to any  shareholder,  member,  partner or other person holding an equity  interest in any Borrower or to any other Person related to or affiliated  with any of the foregoing.  "Distributions"  shall mean management fees,  salaries or other fees or  compensation,  lease or rental payments,  dividends or other distributions with respect to any of its stock,  partnership or membership  interests
(as the case may be) now or hereafter outstanding,  the purchase,  redemption or other acquisition for value of any of its stock,  partnership  or  membership  interests  (as the case may be) now or  hereafter  outstanding,  or the return of any capital of the  Company's  stockholders,  partners  or  members;  provided  that,  Borrowers  may pay
                                                                                --------
reasonable  salaries to officers or  employees,  and  reasonable  fees to  directors,  who are  shareholders  under customary benefit programs or arrangements for employees,  officers or directors,  including,  without  limitation, reasonable  equity based  compensation  programs,  reasonable  retirement or savings  plans and similar  reasonable plans, so long as (i) such  payments,  arrangements,  programs and plans are in the ordinary course of business and

                                       56

(ii) with respect to executive officers and directors, such payments,  arrangements,  programs and plans shall have been  approved by the board of directors  of the Company.  Notwithstanding  the  foregoing,  so long as no Event of
Default has occurred, and no Material Adverse Effect could reasonably be expected,

                  (a)      Borrowers may pay management  fees only as disclosed in  Schedule 7.6 or as permitted by
Section 7.6(b).  Borrowers may make  reasonable  payments to  Investcorp  and its  Affiliates  (whether or not such
Persons are  Affiliates  of the Company)  (i) for any  financial  advisory,  financing,  underwriting  or placement services or in respect of other  investment  banking  activities,  which  relate  solely to  transactions  actually consummated by Borrowers,  including in connection with  acquisitions or divestitures  permitted  hereunder,  which payments  are approved by the Board of  Directors  of the Company in good faith,  provided  that the amount of such payments under this clause (i) in any year in respect of one or more  transactions  shall not exceed $2,000,000 and
(ii) after August 1, 2003 for annual management,  consulting and advisory fees and related expenses,  except to the extent such fees under this clause (ii) exceed $750,000 in any 12-month period;

                  (b)      Borrowers  may  make   Distributions   to  any  other   Borrower  other  than  Specified
Borrowers.  Borrowers  may make  Distributions  consisting  of  salaries  or other fees or  compensation,  lease or rental  payments to any  Affiliate  (other than a Specified  Borrower)  on arm's length  terms in  accordance  with
Section 7.12;

                  (c)      Borrowers  may pay or make  dividends or  distributions  to any holder of their  capital stock in the form of additional shares of capital stock of the same class and type; and

                  (d)      The Company may  repurchase  capital  stock of the Company  owned by former,  present or future  employees  of the  Company or its  Subsidiaries  or their  assigns,  estates and heirs,  provided  that the aggregate  amount  expended  by the  Company  pursuant  to this  clause (d) shall not in the  aggregate  exceed (i)
$100,000 in any fiscal year or (ii) $250,000  during the term of this  Agreement,  plus any amounts  contributed to the Company after the date hereof as a result of resales of such repurchased shares of capital stock.

                  (e)      The Company may redeem  preferred  stock with the  proceeds of issuances of common stock or other  preferred stock and/or with the proceeds of  Indebtedness  issued as permitted by  Section 7.1(a)(vi)(y);
provided that no net cash  Distribution  is made in  connection  with such  redemption  (after giving effect to the receipt of proceeds  of the  issuance  of such new common  stock,  preferred  stock or  Indebtedness),  and any new preferred stock has the same or more favorable (to the Company) cash dividend  payment and redemption  terms to the existing preferred stock.

         Section 7.7.      Loans.  Borrowers  will not make loans or advances to any Person,  other than  (a) trade
                           ------
credit extended in the ordinary  course of its business,  (b) advances  for business  travel and similar  temporary advances made in the ordinary course of business to officers,  stockholders,  directors,  and employees;  (c) loans or advances to another Borrower (other than a Specified  Borrower);  (d) payroll advances in the ordinary course of business;  (e) loans  or advances  permitted  under  Section  7.2;  (f) so long as no Event of Default has occurred hereunder,  loans or advances by Borrowers (other than Mortgage  Borrowers) to other Borrowers  expressly permitted in Exhibit X in connection  with Approved  Transactions  or Approved Lease  Transactions,  so long as such loans or
   ---------
advances by Borrowers  (other than Mortgage  Borrowers) could not reasonably be expected to have a Material Adverse
Effect;  and (g) up to $15,000,000 of loans or advances,  in the aggregate over the term of the Loan, in connection with Purchase Option Payments.

         In the case of  clause (f)  immediately  above,  (A) Borrowers  shall notify  Agent at least  fifteen (15)
Business Days prior to such  transaction,  and  (B) together  with such notice,  Borrowers shall provide to Agent a compliance  certificate,  in the form set forth on Exhibit H  attached  hereto,  prepared on a pro forma basis,  to give effect to such  transaction  as of the last day of the calendar  quarter  immediately  preceding  the expected closing date of such  transaction for which  appropriate  financial  information is available,  demonstrating  that after giving such effect to such  transaction  and adding the  incremental  additional  Underwriting  EBITDA[R] and corresponding  incremental  additional Fixed Charges for such transaction each to the extent permitted by the terms of this  Agreement,  Borrowers  shall be in compliance  with Section  6.22(b) as of the end of such fiscal  quarter and no Event of Default shall have occurred.

                                       57

         Section 7.8.      Contingent  Liabilities.  Borrowers will not assume,  guarantee,  endorse,  contingently
                           ------------------------
agree to purchase or otherwise  become liable upon the obligation of any Person,  except (a) by the  endorsement of negotiable  instruments  for deposit or  collection  or similar  transactions  in the ordinary  course of business;
(b) those certain  guarantees by certain Borrowers of obligations of the Company or of other Borrowers as set forth on  Schedule 7.8;  (c) those  certain  guarantees  in respect of  Subordinated  Debt as set forth on  Schedule 7.8;
    ------------                                                                                      ------------
(d) guarantees  of any  liability  for  Borrowed  Money that is  incurred by any  Borrower  (other than a Specified
Borrower  and  other  than a  Mortgage  Borrower)  and  is  otherwise  expressly  permitted  under  Section 7.1(a);
(e) guaranties  by Borrowers  (other than  Mortgage  Borrowers) of  obligations  of other  Borrowers  (other than a
Specified  Borrower);  (f) guaranties  of  obligations  of Borrowers  under leases or subleases of  Facilities  and
(g) with the unanimous  written  consent of Agent and all the Lenders,  which consent may be withheld in their sole discretion, guaranties by Borrowers (other than Mortgage Borrowers) of obligations of Specified Borrowers.

         Section 7.9.      Subsidiaries.
                           -------------

                  (a)                        Borrowers  shall not form or acquire any new Subsidiary,  unless,  ten
(10) Business Days prior to the formation or  acquisition,  Borrowers shall provide notice to Agent and, at Agent's sole  discretion,  such new  Subsidiary  shall become a Borrower under this  Agreement and the Loan  Documents.  If such new  Subsidiary is engaging in an Approved  Acquisition  Transaction  or an Approved  Lease  Transaction,  the
Company  shall be  required  to  request  that  Agent,  on behalf of  Lenders,  include  the  Accounts  of such new
Subsidiary  in the  Borrowing  Base (to the extent  such  Accounts  are  Qualified  Accounts).  Agent,  in its sole discretion,  shall have the right to accept or reject such  Accounts.  If Agent  chooses to accept  such  Accounts,
Agent shall receive a Lien upon all Personal  Property (as defined in  Section 3.1(a))  of such new Subsidiary.  If the Pro-Forma  Borrowing Base with respect to such Approved  Acquisition  Transaction or Approved Lease Transaction
calculated by the Company (and approved by Agent) exceeds the Maximum  Revolving  Facility  Amount at the time, the
Company  shall have the right to request  the Agent,  on behalf of  Lenders,  to  increase  the  Maximum  Revolving
Facility  Amount by such excess  amount.  If the Agent,  in its sole  discretion,  agrees to  increase  the Maximum
Revolving  Facility  Amount and all Lenders  consent to such  increase,  immediately  upon such increase  Borrowers shall pay a commitment fee equal to one and one half percent  (1.5%)  multiplied by the amount by which the Maximum
Revolving  Facility  Amount  shall  be  increased.  If the  Agent,  in its  sole  discretion,  does  not  agree  to
(i) include  such  qualifying  Accounts in the  Borrowing  Base,  or (ii) if  requested,  so  increase  the Maximum
Revolving  Facility  Amount (or if all the Lenders do not consent to such an increase),  then the inclusion  and/or increase  shall not occur and such new  Subsidiary  shall  become  both a Borrower  and a Specified  Borrower.  The assets and capital stock of Specified  Borrowers  shall not be included in Collateral  and shall be permitted to be pledged to another lender.  No proceeds from a Specified  Borrower's  Accounts shall be deposited into the Facility
Deposit Accounts,  the HHLP Concentration  Account or the Intermediate  Concentration  Account,  and no assets of a
Specified  Borrower may be used in calculating  availability  under the Borrowing Base or the Maximum Term Facility
Amount.  Such new  Subsidiaries  shall  become  obligated  in the same  manner and to the same  extent of any other
Borrower and, if relevant,  Specified  Borrower under this  Agreement.  Borrowers  shall,  and shall cause each new
Subsidiary to execute and deliver any and all guarantees  and such other  agreements,  modifications,  revisions or amendments  to the Loan  Documents  as Agent shall  require to evidence the  addition of such new  Subsidiary  as a
Borrower and, if relevant,  Specified Borrower,  to evidence and secure the Lien upon such Accounts (if applicable)
and to evidence the increase in the Maximum Revolving Facility Amount (if applicable),  including,  but not limited to, all Exhibits and  Schedules  related  thereto and  Borrowers  that are the holders  thereof  shall  immediately pledge  all  equity  securities  issued  by such new  Subsidiary  (other  than the  equity  securities  issued by a
Specified Borrower) to Agent for the benefit of Lenders.

                  (b)      Borrowers  will not make any  investment  in or any loan in the nature of an  investment to, any other Person;  provided,  however, so long as no Event of Default has occurred hereunder,  Borrowers (other
                       --------   -------
than Mortgage Borrowers) may

                           (i) make  investments in or loans to other Borrowers other than to a Specified  Borrower unless permitted by Section 7.9(b)(v) below;

                           (ii) make investments expressly permitted in Section 7.2;

                           (iii) hold  (a) the  promissory  note in the original  principal  amount of  $7,487,000, dated  December 12, 1997,  made by Harold J. Moffie and certain other  entities  listed  therein for the benefit of

                                       58

the Company,  (b) the  promissory  note in the original  principal  amount of $215,000  dated on or about August 9,
2002 made by Jerry  Mayse for the  benefit of the  Company  and  (c) approximately  700  shares of common  stock of
Metropolitan Life Insurance Company;

                           (iv) make investments in Cash Equivalents; and

                           (v) make  investments  or loans in the nature of an investment  to another  Borrower (or to a Subsidiary,  which shall become a Borrower  pursuant to  Section 7.9(a))  in connection with an Approved Lease
Transaction or an Approved Acquisition Transaction, if expressly permitted in Exhibit X;
                                                                              ---------

so long as, in all cases of (i) through (v), such  investment  could not  reasonably be expected to have a Material
Adverse Effect.

         In the case of  clauses (ii)  and (v)  above,  Borrowers  (A) shall  notify  Agent at least  fifteen  (15)
Business Days prior to such  transaction,  and (B) together  with such notice,  shall provide to Agent a compliance certificate,  in the form set forth on Exhibit H attached hereto,  prepared on a pro forma basis, to give effect to such  transaction as of the last day of the calendar  quarter  immediately  preceding the expected  closing date of such transaction for which appropriate  financial  information is available,  demonstrating  that after giving such effect to such  transaction  and  adding  the  incremental  additional  Underwriting  EBITDA[R]  and  corresponding incremental  additional  Fixed  Charges  for such  transaction  each to the extent  permitted  by the terms of this
Agreement,  Borrowers  shall be in  compliance  with  Section  6.22(b) as of the end of such fiscal  quarter and no
Event of Default shall have occurred.

         Section 7.10.     Compliance  with ERISA.  Borrowers  will not permit with  respect to any Plan covered by
                           -----------------------
Title IV of ERISA any Prohibited Transaction or any Reportable Event.

         Section 7.11.     Certificates  of Need.  Borrowers will not amend,  alter or suspend or terminate or make
                           ----------------------
provisional in any material way, any certificate of need,  provider number or provider  agreement without the prior written  consent of Agent,  which consent shall not be  unreasonably  withheld;  provided that any such  amendment, alternation,  suspension or termination or making  provisional in connection  with an  intercompany  reorganization shall be  permitted  so long as such  certificate  of need,  provider  number or provider  agreement is held at all times by a Borrower.

         Section 7.12.     Transactions  with  Affiliates.  Except  as  expressly  permitted  under  Schedule 7.12,
                           -------------------------------                                           -------------
Borrowers  will not,  directly or indirectly  enter into any  transactions  with any Affiliate,  including  without limitation the purchase,  sale, or exchange of property,  or the loaning or giving of funds to any Affiliate except transactions which are (i) among Borrowers  (excluding Mortgage  Borrowers),  or (ii) in the ordinary course of the
Borrowers'  business and that are upon fair market terms no less  favorable to the Borrower than it would obtain in a hypothetical  comparable arm's length  transaction with a Person not an Affiliate,  provided that nothing in this subsection  7.12 shall prohibit the Borrowers from the  maintenance of customary  benefit  programs or arrangements for employees,  officers or directors,  including,  without  limitation,  vacation plans, health and life insurance plans,  deferred  compensation  plans,  and  retirement  or savings  plans and similar  plans in each case,  in the ordinary  course of business.  Upon the  occurrence of any Event of Default  hereunder,  Agent shall have the right to terminate any lease,  management and other  intercompany  agreements  among the Borrowers  regardless of whether such  agreement was permitted  herein or Agent  previously  consented  thereto to the extent not prohibited by law.
All such leases,  management  agreements and other  intercompany  agreements are hereby  subordinated  in right and time of payment to the Obligations.

         Section 7.13.     Intentionally Left Blank.
                           -------------------------

         Section 7.14.     Intentionally Left Blank.
                           -------------------------

         Section 7.15.     Contracts and  Agreements.  Borrowers will not breach any other  instrument,  agreement,
                           --------------------------
or document to which any  Borrower is a party or by which it is or may be bound which breach  could  reasonably  be expected to have a Material  Adverse Effect.  In addition to the restrictions  forth in Section 7.1,  Borrower will not amend,  restate or otherwise  change any  agreement  evidencing  Subordinated  Debt to the extent that any such

                                       59

amendment,  restatement or change would be materially  adverse to the Lenders  without the prior written consent of the Agent.

         Section 7.16.     Margin  Stock.  Borrowers  will not carry or purchase any "margin  security"  within the
                           --------------
meaning of Regulations U, T or X or any other regulation of the Board of Governors of the Federal Reserve System.

         Section 7.17.     Truth  of  Statements  and  Certificates.  Borrowers  will not  furnish  to Agent or any
                           -----------------------------------------
Lender any  certificate  or other  document that contains any untrue  statement of a material fact or that omits to state a  material  fact  necessary  to make it not  misleading  in light of the  circumstances  under  which it was furnished.

         Section 7.18.     Intentionally Left Blank.
                           -------------------------

         Section 7.19.     Certain  Fundamental,  Tax  Designation  and Fiscal Year  Changes.  Borrowers  will not,
                           ------------------------------------------------------------------
without providing Agent with thirty (30) days' prior written notice,  change the state of its formation,  its legal name, its chief executive office, or its Fiscal Year.  No Borrower shall use Arthur Anderson as its accountant.

         Section 7.20.     Leases of Real Property.
                           ------------------------

                  (a)      Except in the ordinary course of Mortgage  Borrowers'  business with respect to resident care agreements,  service agreements for ancillary services or medical office agreements,  Mortgage Borrowers shall not  execute,  materially  modify,  materially  amend,  renew  (except  to  exercise  existing  renewal  options in accordance  with the terms of the relevant  Lease),  surrender or terminate any Lease without the consent of Agent, which may be withheld in Agent's sole discretion.

                  (b)      Except  in  the  ordinary   course  of  its  business  with  respect  to  resident  care agreements,  service agreements for ancillary  services or medical office agreements,  and except for Lessee Leases or Leases  where a Borrower  is both  lessor and  lessee,  Borrowers  (other  than  Mortgage  Borrowers)  shall not execute,  modify,  amend,  renew,  (except to exercise existing renewal options in accordance with the terms of the relevant  Lease),  surrender or terminate  any Lease or Lessee  Lease  without the written  consent of Agent (which consent shall not be unreasonably withheld) and only so long as such modifications,  amendment,  renewal, surrender or termination could not reasonably be expected to have a Material Adverse Effect;  provided,  however,  so long as
                                                                                    --------   -------
no Event of Default has occurred hereunder,  Borrowers (other than Mortgage Borrowers) may execute,  modify, amend, renew,  surrender or terminate  any Lease or Lessee Lease (I) as to which another  Borrower  (other than a Mortgage
Borrower) is a lessor or lessee, as applicable,  to the extent such transaction  relates solely to the extension of the lease term or to the exercise of a purchase  option  contained in the lease and otherwise  could not reasonably be  expected  to have a  Material  Adverse  Effect,  or (II) so long as such  Lease or  Lessee  Lease is  expressly permitted as an Approved  Lease  Transaction,  or Sale  Leaseback  Transaction  in Exhibit X;  provided  that,  for
                                                                                   ---------
purposes of clause  (II),  (i) Borrowers  shall  notify Agent at least  fifteen  (15)  Business  Days prior to such transaction,  (ii) together with such notice,  Borrowers  shall  provide to Agent a compliance  certificate  in the form set forth on Exhibit H  attached hereto,  prepared on a pro forma basis, to give effect to such transaction as of the last day of the calendar  quarter  immediately  preceding the expected  closing date of such transaction for which  appropriate  financial  information  is  available,  demonstrating  that after  giving  such  effect to such transaction and adding the incremental additional  Underwriting EBITDA[R] and corresponding  incremental additional
Fixed Charges for such  transaction  each to the extent  permitted by the terms of this Agreement,  Borrowers shall be in  compliance  with  Section  6.22(b) as of the end of such fiscal  quarter and no Event of Default  shall have occurred,  and (iii) such  transaction  could not reasonably be expected to have a Material  Adverse Effect.  Agent may  impose,  as a  condition  to its  required  consent to any new Lease (or to the  renewal or  amendment  of any
Lease),  the receipt from the tenant thereunder of an executed  subordination and attornment  agreement in form and substance reasonably  satisfactory to Agent.  Borrowers shall comply with and observe Borrowers'  obligations under all Leases and Lessee Leases  except to the extent such  noncompliance  could not  reasonably be expected to have a
Material  Adverse  Effect.  Borrowers  shall furnish Agent with executed  copies of all Leases (other than resident care agreements,  service agreements for ancillary services or medical office agreements,  which shall be furnished to Agent upon Agent's request therefor).

                  (c)      Without  limiting any provision of the Loan Documents,  the following  provisions  shall be  applicable  to any present or future  leases,  ground  leases or subleases of the Real  Property or any portion thereof  where any  Borrower or  Affiliate  of any  Borrower is the lessee,  ground  lessee or  sublessee:  (i) the lessee,  ground lessee or sublessee,  as  applicable,  shall be a Mortgage  Borrower,  (ii) the  Mortgage  Borrower

                                       60

owning  fee title to the  applicable  Real  Property  shall  have all  interest  in the Rents  (as  defined  in the
Assignment of Leases and Rents executed in connection  with such Real Property) and fixtures  relating to such Real
Property,  and to the extent  necessary,  such lessee,  ground lessee or sublessee shall assign all of its interest in such Rents and  fixtures  to the  Mortgage  Borrower  owning fee title to the Real  Property,  (iii) such lease, ground  lease  or  sublease  shall  be  unconditionally  subordinate  to the  lien of the  Loan  Documents  and the applicable  Mortgage  Borrowers  shall execute a subordination  agreement in form acceptable to Lenders  evidencing such  subordination,  and (iv) at the Agent's reasonable  request,  the applicable Mortgage Borrowers shall execute and  deliver  to Agent such  documents  and  instruments  as may be  reasonably  requested  by Lenders  and in form acceptable to the Lenders encumbering such lessee's,  ground lessee's or sublessee's  interest in the Real Property as security for the Obligations.

         Section 7.21.     Conduct of  Business.  From and after the  Closing  Date,  Borrower  shall not engage in
                           -----------------------
any  business  other than  businesses  of the same  general  type  engaged in by  Borrowers on the Closing Date and businesses or lines of business which are  reasonably  related  thereto or to home  healthcare or healthcare or are incidental to the ownership, operation or maintenance of the Facilities.

         Section 7.22.     Bank Accounts.   Borrowers  shall not,  without Agent's prior written  consent,  attempt
                           --------------
to amend or  terminate  the HHLP  Concentration  Account,  the  Intermediate  Concentration  Account or the Agent's
Concentration  Account or any lockbox or control  agreement by which such accounts are  governed.  The amendment or termination  of any such account or  agreement  shall not be approved if  Borrowers,  the  depository  bank and the
Agent shall not have executed a lockbox  agreement or a control  agreement with provisions the same in all material respects  to such  agreement  executed  and  delivered  with  respect  to the  HHLP  Concentration  Account  or the
Intermediate Concentration Account or Agent's Concentration Account, on or about the date of Closing.

         Section 7.23.     IRS Form  8821.  Borrowers  shall  not  revoke  any IRS Form 8821  designating  Agent as
                           ---------------
Borrowers' appointee to receive directly from the IRS, on an on-going basis,  certain tax information,  notices and other written  communication or fail to take actions  necessary to renew such Form 8821 prior to its expiration for all time periods prior to the Maturity Date.

                                                   ARTICLE VIII

                                                 EVENTS OF DEFAULT
                                                 -----------------

         Section 8.1.      Events of  Default.  Each of the  following  (individually,  an "Event of  Default"  and
                           -------------------
collectively, the "Events of Default") shall constitute an event of default under this Agreement:

                  (a)      A failure to make payment of any principal of, or interest  upon,  any of the Notes when due and payable,  whether at maturity or otherwise or a failure to pay the reserves and escrows  required  pursuant to  Section 6.30,  and, in the case of interest,  reserves or escrows,  such failure shall not be cured within five
(5) days of the applicable due date;

                  (b)      A failure to make payment of any other  charges,  fees,  or other  monetary  Obligations
(other than as set forth in  Section 8.1(a)  above) when such payment is due and payable,  which failure shall have continued unremedied for a period of five (5) days after written notice of the failure from Agent to Borrowers;

                  (c)      A failure in the due  observance  or  performance  by any  Borrower  of the  Obligations
(other than as set forth in Section 8.1(a),  Section 8.1(b) or  Section 8.1(j))  or of any other term,  covenant or agreement contained in any of the Loan Documents,  which failure shall have continued  unremedied for the lesser of
(i) a period of thirty (30) days after  written  notice of the default  from Agent to Borrowers or (ii) the  period of notice and cure specified in the Loan Document;

                  (d)      Any  representation  or warranty made by any Borrower in this Agreement or in any of the other Loan Documents,  any financial  statement,  or any statement or representation made in any other certificate, report or opinion  delivered in  connection  with this  Agreement or the other Loan  Documents  proves to have been incorrect or misleading in any material respect when made;

                                       61

                  (e)      Any obligation of any Borrower  (other than its  Obligations  under this  Agreement) for the payment of (1) Borrowed  Money in excess of  $50,000.00  is not paid at  maturity,  or (2) any  obligation  for
Borrowed Money in a principal  amount greater than  $50,000.00  becomes or is declared to be due and payable before the  expressed  maturity of the  obligation,  or there shall have occurred an event that,  after  expiration of any applicable cure period,  could cause any such obligation to become,  or allow any such obligation to be declared to be, due and payable;

                  (f)      Any Borrower makes an assignment  for the benefit of creditors,  offers a composition or extension  to  creditors,  or makes or sends  notice of an  intended  bulk sale of any  business  or assets  now or hereafter conducted by Borrower;

                  (g)      Any  Borrower  (i) files a petition in  bankruptcy,  (ii) is  adjudicated  insolvent  or bankrupt,  petitions or applies to any  tribunal  for any receiver of or any trustee for itself or any  substantial part of its property,  (iii)  commences any proceeding  relating to itself under any  reorganization,  arrangement, readjustment or debt,  dissolution or liquidation law or statute of any  jurisdiction,  whether now or hereafter in effect,  or any such  proceeding  is commenced  against any Borrower and such  proceeding  remains  undismissed  or undischarged  for a period  of sixty  (60)  days,  (iv) by any act  indicates  its  consent  to,  approval  of,  or acquiescence  in, any such  proceeding or the appointment of any receiver of or any trustee for any Borrower or any substantial part of its property,  or suffers any such  receivership or trusteeship to continue  undischarged for a period of sixty (60) days, or (v) admits in writing its inability to pay its debts as they become due;

                  (h)      One or more (i)  final  judgments  against  any  Borrower  or  attachments  against  its property shall be rendered by a court,  arbitrator,  arbitration  panel,  mediator or any  individual(s)  or entity with the authority to issue binding  judgments  against such Borrower or (ii) final  settlements by or on behalf of any Borrower of any pending  litigation,  arbitration  or other claim or otherwise  disputed  matter,  in any event involving  in the  aggregate  a  liability  not  fully and  unconditionally  covered  by  insurance  not  including self-insurance  of $250,000.00 or more,  shall,  in each case,  remain  unpaid,  unstayed on appeal,  undischarged, unbonded and undismissed for a period of fifteen (15) days;

                  (i)      A  Reportable  Event  that  could be  reasonably  expected  to  constitute  grounds  for termination  of any Plan  covered by Title IV of ERISA or for the  appointment  by the  appropriate  United  States
District  Court of a trustee to administer  any such Plan or for the entry of a Lien or  encumbrance  to secure any deficiency,  has occurred and is continuing  thirty (30) days after its occurrence,  or any such Plan is terminated
(except if such Plan has been fully funded prior to its  termination),  or a trustee is appointed by an appropriate
United States District Court to administer any such Plan, or the Pension Benefit  Guaranty  Corporation  institutes proceedings  to  terminate  any such  Plan or to  appoint a  trustee  to  administer  any such  Plan,  or a Lien or encumbrance is entered to secure any deficiency or claim;

                  (j)      Any Borrower  breaches any of the provisions of  Sections 2.3,  3.8,  6.1(a),  (b), (g), and (i), 6.7, 6.10,  6.22(a) and (b), 6.23,  6.24,  6.31, 7.1, 7.2, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.12, 7.15, 7.16,
7.19, 7.20 or 7.22 of this Agreement or Sections 5(a)(i),  11 or 12 of the Mortgages;  or any Borrower breaches any of the provisions of Sections  6.1(c),  (d), (f), (h) or (j),  6.10(c) through (g), or 6.22(c),  which breach shall have  continued  unremedied  for a period of three (3) Business Days after written notice of the default from Agent to Borrowers;

                  (k)      There shall occur any uninsured  damage to or loss,  theft or destruction of any portion of the Collateral that exceeds $250,000.00 in the aggregate;

                  (l)      (1) Borrowers  cease any portion of their  businesses that could  reasonably be expected to have a Material  Adverse  Effect or  (2) any  Mortgage  Borrower  ceases any  material  portion of its  business operations as currently conducted;

                  (m)      Any  Borrower  shall  challenge  or contest,  in any  action,  suit or  proceeding,  the validity  or  enforceability  of  this  Agreement,  or  any  of the  other  Loan  Documents,  the  legality  or the enforceability  of any of the  Obligations  or the  perfection  or  priority  of any Lien  granted to Agent for the benefit of Lenders;

                                       62

                  (n)      Any Borrower shall be criminally  indicted or convicted under any law, which  indictment or conviction has a Material Adverse Effect on the operations of the Company;

                  (o)      There shall have occurred a Change in Control;

                  (p)      If at any time  during the Term,  four or more  Mortgaged  Facilities  have  outstanding
Medicare or Medicaid  survey  deficiencies at Level G, H, I, J, K, L or worse  (i) which  remain  outstanding for a period  greater than six (6) months or  (ii) resulting  in the  imposition  by CMS or the  applicable  state survey agency at four or more  Mortgaged  Facilities of sanctions in the form of either a program  termination,  temporary management, denial of payment for new admissions, state monitoring or facility closure;

                  (q)      A state or federal  regulatory  agency  shall have  revoked the licenses at four or more
Facilities (excluding Facilities managed but not owned or leased by any Borrower); or

                  (r)      any monetary  default or other  material  default,  by any  Borrower  which is not cured within any applicable  cure period under (i) the Loan  Documents or the Lease  Documents (as such terms are defined in the  Intercreditor  Agreement) or (ii) any  lease (or any document  executed by any Borrower in connection  with any lease) with Nationwide Health  Properties,  Inc. or its Affiliates or (iii) any lease (or any document executed by any Borrower in connection with any lease) with Health Care REIT, Inc.

Notwithstanding  any provision of this Agreement  which makes  reference to the continuance of an Event of Default, nothing in this Agreement  shall be construed to permit  Borrowers to cure an Event of Default  following the lapse of the applicable  cure period,  and Borrowers  shall have no such right in any such instance  unless  specifically granted in writing by Agent.

All cure periods  provided  for in this section  shall run  concurrently  with any cure period  provided for in any applicable Loan Documents under which the default occurred.

         Section 8.2.      Acceleration.  Upon the  occurrence  of any of the  foregoing  Events  of  Default,  the
                           -------------
Obligations  under the Notes shall  become and be  immediately  due and  payable  upon  declaration  to that effect delivered by Agent to Borrowers;  provided that,  upon the happening of any event  specified in  Section 8.1(f)  or
8.1(g),  all Obligations  including,  without  limitation any termination or prepayment  fees, shall be immediately due and payable without declaration or other notice to Borrowers.

         Section 8.3.      Remedies.
                           ---------

                  (a)      Upon the  occurrence  of and during the  continuance  of an Event of Default  under this
Agreement or the other Loan Documents,  Agent, on behalf of Lenders, in addition to all other rights,  options, and remedies  granted to Agent or Lenders  under this  Agreement or the other Loan  Documents,  including any mortgage, deed to secure debt or deed of trust,  or at law or in equity,  may take any of the following  steps (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

                           (i)      At the direction of the Requisite Lenders,  terminate the Loans,  whereupon all outstanding  Obligations  (including  without  limitation any termination or prepayment  fees) shall be immediately due and payable;

                           (ii)     Exercise all other  rights  granted to it under this  Agreement  and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law; and

                           (iii)    Exercise all rights and remedies  under all Loan  Documents now or hereafter in effect, including but not limited to:

                                    (A)     The right to take  possession of, send notices  regarding,  and collect directly the Collateral, with or without judicial process;

                                       63

                                    (B)     The right to (by its own means or with judicial  assistance)  enter any of premises of any  Borrower  and take  possession  of the  Collateral,  or render it  unusable,  or dispose of the
Collateral on such premises in  compliance  with  subsection  (C) below,  without any liability for rent,  storage, utilities, or other sums, and Borrowers shall not resist or interfere with such action;

                                    (C)     The right to require  Borrowers at  Borrowers'  expense to assemble all or any part of the Personal Property and make it available to Agent at any place designated by Agent;

                                    (D)     The right to reduce the Initial  Maximum  Term  Facility  Amount or the
Maximum  Term  Facility  Amount,  as the case may be,  or the  Maximum  Revolving  Facility  Amount,  or to use the
Collateral and/or withdraw all funds in the HHLP Concentration  Account or the Intermediate  Concentration  Account
in amounts up to the total amount of the Obligations then outstanding, for any reason; and

                                    (E)     The right to enforce  Borrowers'  rights  against  Account  Debtors and other obligors,  including,  but not limited to, the right to collect Accounts  directly in Agent's own name and to charge the collection costs and expenses, including attorneys' fees, to Borrowers.

                  (b)      Borrowers  agree that a notice  received by it at least five (5) days before the time of any intended  public sale, or the time after which any private sale or other  disposition of the Personal  Property is to be made,  shall be  deemed  to be  reasonable  notice  of such sale or other  disposition.  If  permitted  by applicable law, any perishable  personal  property which threatens to speedily decline in value or which is sold on a  recognized  market  may be sold  immediately  by  Agent  without  prior  notice  to  Borrowers.  At any  sale or disposition of personal  property,  Agent or Lenders may (to the extent  permitted by applicable  law) purchase all or any part of the  personal  property,  free from any right of  redemption  by  Borrowers,  which  right is hereby waived and  released.  Borrowers  covenant  and agree not to  interfere  with or impose any  obstacle to Agent's or
Lenders'  exercise of rights and remedies  with respect to the  Collateral.  Neither  Agent nor Lenders  shall have any  obligation  to clean-up or otherwise  prepare the  Collateral  for sale.  Agent or Lenders may comply with any applicable  state or federal law  requirements  in connection  with a disposition  of the Collateral and compliance will not be considered to adversely affect the commercial  reasonableness  of any sale of the Collateral.  Agent or
Lenders  may sell the  Collateral  without  giving any  warranties  as to the  Collateral.  Agent and  Lenders  may specifically  disclaim any  warranties  of title or the like.  This  procedure  will not be considered to adversely affect  the  commercial  reasonableness  of any  sale of the  Collateral.  If  Agent  or  Lenders  sell  any of the
Collateral upon credit,  Borrowers will be credited only with payments actually made by the purchaser,  received by
Agent or Lenders and applied to the  indebtedness  of the  purchaser.  In the event the purchaser  fails to pay for the  Collateral,  Agent or Lenders may resell the Collateral  and Borrowers  shall be credited with the proceeds of the sale.

                  (c)      Neither  Agent nor Lenders  shall have any  obligation to marshal any assets in favor of
Borrowers,  or against or in payment of the Notes,  any of the other  Obligations or any other  obligation  owed to
Lenders by Borrowers or any other person.

                  (d)      Upon the  occurrence  of any Event of Default,  or any event  which,  with the giving of notice or passage of time would  become an Event of  Default,  notwithstanding  any grace  period or right to cure,
Agent  may or upon  demand by  Requisite  Lenders  shall,  without  notice  or  demand,  immediately  cease  making additional Loans and the commitments hereunder to make Loans and issue Letters of Credit shall be suspended.

         Section 8.4.      Nature of Remedies.  Upon the  occurrence  of an Event of Default,  Agent,  on behalf of
                           -------------------
Lenders,  shall have the right to proceed  against all or any portion of the Collateral to satisfy in any order (a)
the  liabilities  and  Obligations  of  Borrowers  to Agent or  Lenders  or any  Affiliate  of  Lenders  under this
Agreement.  All  rights and  remedies  granted  Agent or  Lenders  under  this  Agreement  and under any  agreement referred  to in this  Agreement,  or  otherwise  available  at law or in  equity,  shall be deemed  concurrent  and cumulative,  and not  alternative  remedies,  and Agent may  proceed  with any number of  remedies at the same time until the Loans,  and all other existing and future  liabilities and Obligations of Borrowers to Agent and Lenders,
are  satisfied  in full.  The  exercise  of any one right or remedy  shall not be deemed a waiver or release of any other right or remedy,  and Agent,  on behalf of Lenders,  upon the occurrence of an Event of Default,  may proceed against any Borrower,  and/or the Collateral,  at any time,  under any agreement,  with any available remedy and in any  order.  All sums  received  from  Borrowers  and/or the  Collateral  in respect of the Loans may be applied by

                                       64

Agent to any other  Obligations  of Borrowers  under the Loan  Documents in such order of  application  and in such amounts as Agent shall deem  appropriate in its sole and absolute  discretion.  Borrowers  waive any right they may have to require Agent or Lenders to pursue any Person for any of the Obligations.

         Section 8.5.      Appointment  of  Attorney-in-Fact.  Borrowers  hereby  constitute  and appoint  Agent as
                           ----------------------------------
Borrowers'  attorney-in-fact  with full authority in the place and stead of Borrowers and in the name of Borrowers,
Agent or otherwise,  from time to time in Agent's  discretion  (after an Event of Default has occurred) to take any action and to execute any  instrument  that Agent may deem  necessary or advisable  to  accomplish  the purposes of this Agreement,  including: (a) to ask, demand, collect, sue for, recover,  compound,  receive and give acquittance and  receipts  for moneys due and to become due under or in respect of any of the  Collateral;  (b) to  enforce the obligations  of any  Account  Debtor or other  Person  obligated  on the  Collateral  and enforce the rights of any
Borrower  with respect to such  obligations  and to any property  that  secures such  obligations;  (c) to file any claims or take any  action or  institute  any  proceedings  that  Agent may deem  necessary  or  desirable  for the collection  of or to preserve  the value of any of the  Collateral  or otherwise to enforce the rights of Agent and
Lenders with  respect to any of the  Collateral;  (d) to pay or  discharge  taxes or Liens levied or placed upon or threatened  against the  Collateral,  the legality or validity  thereof and the amounts  necessary to discharge the same to be determined by Agent in its sole discretion,  and such payments made by Agent to become Obligations,  due and payable promptly on demand;  (e) to sign and endorse any invoices,  freight or express bills,  bills of lading, storage or warehouse receipts,  assignments,  verifications and notices in connection with Accounts,  Chattel Paper or General  Intangibles and other Documents relating to the Collateral;  and (f) generally to take any act required of any  Borrower  under this  Agreement,  and to sell,  transfer,  pledge,  make any  agreement  with respect to or otherwise  deal with any of the  Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes,  and to do, at Agent's option and Borrowers'  expense, at any time or from time to time, all acts and things that Agent deems  necessary to protect,  preserve or realize upon the Collateral.  Without  limiting the foregoing,  each  Borrower  hereby  irrevocably  authorizes  the Agent to send to each  Insurer  that is an Account
Debtor on any Account of such  Borrower  any notice that such  Borrower  is required to deliver  hereunder  if such
Borrower has failed to deliver any such notice  within five (5) Business  Days after such  Borrower was required to deliver such notice.  After the  occurrence of an Event of Default,  the Borrowers  hereby  constitute  and appoint
Agent,  as the true and lawful  attorney-in-fact  for such Borrowers (with full authority in the place and stead of
Borrowers and in the name of Borrowers)  subject to any applicable law or  regulation,  for the additional  purpose of permitting  Agent to, by the  signature or other act of any of the Agent's  officers  (without  requiring any of them to do so),  direct  any  federal,  state or  private  payor or  fiscal  intermediary  to pay  proceeds  of the
Collateral  to such  Borrower  and for the account of such  Borrower  (until a Sweep Event shall have  occurred) by directing payment to any of the HHLP Concentration  Account, the Intermediate  Concentration Account or the Agent's
Concentration  Account in accordance with the terms of the relevant  Lockbox  Agreement to the extent  permitted by law.

         Section 8.6.      Limitation  on Duty of Agent and Lenders  with  Respect to  Collateral.  Beyond the safe
                           -----------------------------------------------------------------------
custody  thereof,  neither  Agent  nor any  Lender  shall  have any duty  with  respect  to any  Collateral  in its possession  (or in the  possession  of any  agent  or  bailee)  or  with  respect  to  any  income  thereon  or the preservation  of rights  against prior  parties or any other rights  pertaining  thereto.  Agent shall be deemed to have  exercised  reasonable  care in the  custody and  preservation  of the  Collateral  in its  possession  if the
Collateral is accorded treatment  substantially  equal to that which Agent accords its own property.  Neither Agent nor Lender shall be liable or responsible  for any loss or damage to any of the  Collateral,  or for any diminution in the value thereof,  by reason of the act or omission of any warehouse,  carrier,  forwarding agency,  consignee, broker or other agent or bailee selected by Borrowers or selected by Agent in good faith.

         Section 8.7.      Application  of Proceeds.  Notwithstanding  anything to the  contrary  contained in this
                           ------------------------
Agreement,  upon the occurrence and during the continuance of an Event of Default,  (a) Borrowers irrevocably waive the right to direct the  application  of any and all  payments  at any time or times  thereafter  received by Agent from or on behalf of Borrowers,  and Agent shall have the  continuing  and exclusive  right to apply and to reapply any and all payments  received at any time or times after the occurrence and during the  continuance of an Event of
Default  against  the  Obligations  until  such time that the Event of Default  shall have been cured or  otherwise waived  by the  Agent  in  writing  in such  manner  as Agent  may  deem  advisable  notwithstanding  any  previous application  by Agent and (b) in the  absence  of a  specific  determination  by Agent with  respect  thereto,  the proceeds of any sale of, or other realization  upon, all or any part of the Collateral shall be applied:  first, to all fees,  costs and  expenses  incurred by or owing to Agent and then any Lender with  respect to this  Agreement,

                                       65

the other Loan Documents or the Collateral;  second,  to accrued and unpaid interest on the Obligations  (including any  interest  which but for the  provisions  of any  bankruptcy  or  insolvency  law would  have  accrued  on such amounts);  third, to the principal amounts of the Obligations outstanding;  and fourth, to any other Obligations of
Borrowers  owing to Agent or Lender  under the Loan  Documents,  in the  order  elected  by  Lenders.  Any  balance remaining  shall be delivered  to Borrowers or to whoever may be lawfully  entitled to receive such balance or as a court of competent jurisdiction may direct.

         Section 8.8.      License of  Intellectual  Property.  Borrowers  hereby  assign,  transfer  and convey to
                           -----------------------------------
Agent,  for the benefit of itself and Lenders,  effective  upon the  occurrence of any Event of Default  hereunder, the non-exclusive  right and license to use all Intellectual  Property owned or used by Borrowers together with any goodwill  associated  therewith,  all to the extent  necessary to enable Agent to realize on the Collateral and any successor  or assign to enjoy the  benefits of the  Collateral.  This right and license  shall inure to the benefit of all  successors,  assigns and  transferees  of Agent and Lenders and their  respective  successors,  assigns and transferees,  whether by voluntary conveyance,  operation of law, assignment,  transfer,  foreclosure, deed in lieu of  foreclosure  or  otherwise.  Such right and license is granted  free of charge and does not require the consent of any other person.

                                                    ARTICLE IX

                                                       AGENT
                                                       -----

         Section 9.1.      Agent.
                           ------

                  (a)      Appointment.  Each Lender  hereunder  and, upon  obtaining an interest in any Loan,  any
                           -----------
participant,  transferee or other assignee of any Lender irrevocably appoints,  designates and authorizes Heller as
Agent to take such  actions or refrain  from taking  such  action as its agent on its behalf and to  exercise  such powers  hereunder  and under the other Loan  Documents as are  delegated by the terms hereof and thereof,  together with such  powers as are  reasonably  incidental  thereto.  Neither the Agent nor any of its  directors,  officers, employees or agents shall be liable for any action so taken.  The  provisions  of this  Section 9.1  are solely for the benefit of Agent and Lenders (and their  participants)  and no Borrower  shall have any rights as a third party beneficiary  of any of the provisions  hereof.  In performing its functions and duties under this Agreement and the other Loan Documents,  Agent shall act solely as agent of Lenders (and their  participants) and does not assume and shall not be  deemed  to have  assumed  any  obligation  toward  or  relationship  of  agency or trust  with or for
Borrowers.  Agent may perform any of its duties  hereunder,  or under the Loan Documents,  by or through its agents or employees.

                  (b)      Nature of Duties.  Agent shall have no duties,  obligations or  responsibilities  except
                           ----------------
those  expressly  set forth in this  Agreement or in the Loan  Documents.  The duties of Agent shall be  mechanical and  administrative  in nature.  Agent  shall not have by reason of this  Agreement  a  fiduciary,  trust or agency relationship  with or in respect  of any  Lender or any  Borrower.  Nothing  in this  Agreement  or any of the Loan
Documents,  express or implied,  is  intended to or shall be  construed  to impose  upon Agent any  obligations  in respect of this  Agreement  or any of the Loan  Documents  except as expressly  set forth  herein or therein.  Each
Lender shall make its own  appraisal of the  creditworthiness  of  Borrowers,  and shall have  independently  taken whatever  steps it considers  necessary to evaluate the financial  condition  and affairs of  Borrowers,  and Agent shall have no duty or  responsibility,  either  initially or on a continuing  basis, to provide any Lender with any credit or other  information  with respect  thereto (other than as expressly  required herein or in a participation agreement  executed by Agent as a Lender),  whether  coming into its  possession  before the Closing Date or at any time or times  thereafter.  If Agent  seeks the consent or  approval  of Lenders to the taking or  refraining  from taking any action  hereunder,  then Agent shall send notice  thereof to each Lender.  Agent shall  promptly  notify each Lender and Fremont any time that the  Requisite  Lenders have  instructed  Agent to act or refrain from acting pursuant hereto.

                  (c)      Rights, Exculpation,  Etc. Neither Agent nor any of its officers,  directors,  employees
                           --------------------------
or agents  shall be liable to any  Lender for any action  taken or  omitted by them  hereunder  or under any of the
Loan  Documents,  or in connection  herewith or  therewith,  except that Agent shall be liable to the extent of its own gross  negligence or willful  misconduct as  determined by a court of competent  jurisdiction.  Agent shall not be  liable  for  any  apportionment  or  distribution  of  payments  made  by it in  good  faith  and if  any  such apportionment  or  distribution  is  subsequently  determined to have been made in error,  the sole recourse of any
Lender to whom payment was due but not made,  shall be to recover  from other  Lenders any payment in excess of the

                                       66

amount to which they are  determined to be entitled  (and such other Lenders  hereby agree to return to such Lender any such  erroneous  payments  received by them).  In performing  its functions and duties  hereunder,  Agent shall exercise the same care which it would in dealing with loans for its own account,  but neither  Agent nor any of its agents or  representatives  shall be responsible  to any Lender for any recitals,  statements,  representations  or warranties herein or for the execution,  effectiveness,  genuineness, validity, enforceability,  collectibility, or sufficiency of this Agreement or any of the Loan Documents or the  transactions  contemplated  thereby,  or for the financial  condition  of any  Borrower.  Agent  shall not be required  to make any  inquiry  concerning  either the performance  or  observance of any of the terms,  provisions  or  conditions  of this  Agreement or any of the Loan
Documents or the  financial  condition of any  Borrower,  or the  existence or possible  existence of any breach or
Event of  Default.  Agent may at any time  request  instructions  from  Lenders  with  respect  to any  actions  or approvals  which by the terms of this Agreement or of any of the Loan  Documents  Agent is permitted or required to take or to grant, and if such instructions are promptly  requested,  Agent shall be absolutely  entitled to refrain from taking any action or to withhold any approval and shall not be under any  liability  whatsoever  to any Person for  refraining  from any action or withholding  any approval  under any of the Loan Documents  until it shall have received  such  instructions  from  Requisite  Lenders  or all or such  other  portion  of the  Lenders as shall be prescribed  by this  Agreement.  Without  limiting  the  foregoing,  no  Lender  shall  have any  right  of  action whatsoever  against Agent as a result of Agent acting or refraining  from acting under this Agreement or any of the other Loan  Documents  in  accordance  with the  instructions  of  Requisite  Lenders in the  absence of an express requirement for a greater percentage of Lender approval hereunder for such action.

                  (d)      Reliance.  Agent  shall not be under any duty to  examine,  inquire  into,  or pass upon
                           ---------
the  validity,  effectiveness  or  genuineness  of this  Agreement,  any other Loan  Document,  or any  instrument, document or communication  furnished  pursuant hereto or in connection  herewith.  Agent shall be entitled to rely, and shall be fully  protected in relying,  upon any written or oral notices,  statements,  certificates,  orders or other  documents  or any  telephone  message or other  communication  (including  any  writing,  fax,  telecopy  or telegram)  believed  by it in good faith to be genuine and  correct  and to have been  signed,  sent or made by the proper  Person,  and with respect to all matters  pertaining to this Agreement or any of the Loan Documents and its duties  hereunder  or  thereunder.  Agent shall be entitled to rely upon the advice of legal  counsel,  independent accountants, and other experts selected by Agent in its sole discretion.

                  (e)      Indemnification.  Lenders will  reimburse  and  indemnify  Agent for and against any and all liabilities,  obligations,  losses, damages, penalties,  actions, judgments, suits, costs, expenses (including, without  limitation,  attorneys' fees and expenses),  advances or  disbursements  of any kind or nature  whatsoever which may be imposed on,  incurred  by, or  asserted  against  Agent in any way  relating to or arising out of this
Agreement or any of the Loan  Documents or any action taken or omitted by Agent under this  Agreement or any of the
Loan  Documents,  in proportion  to each Lender's Pro Rata Share,  but only to the extent that any of the foregoing is not promptly  reimbursed  by  Borrowers;  provided,  however,  no Lender shall be liable for any portion of such
                                             --------   -------
liabilities,  obligations,  losses, damages,  penalties,  actions,  judgments,  suits, costs, expenses, advances or disbursements  resulting from Agent's gross negligence or willful  misconduct.  If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become  impaired,  Agent may call for additional indemnity  and cease,  or not  commence,  to do the acts  indemnified  against,  even if so  directed by Lenders or
Requisite  Lenders,  until  such  additional  indemnity  is  furnished.  The  obligations  of  Lenders  under  this
Section 9.1(e) shall survive the payment in full of the Obligations and the termination of this Agreement.

                  (f)      Lenders  Includes  Agent.  With  respect to its Loan  commitments  and the Loans made by
                           -------------------------
it,  Heller,  in its capacity as a Lender and not as Agent  hereunder,  shall have and may exercise the same rights and powers  hereunder and is subject to the same  obligations and liabilities as and to the extent set forth herein for any other Lender.  The terms  "Lenders" or "Requisite  Lenders" or any similar terms shall,  unless the context clearly  otherwise  indicates,  include  Heller in its  individual  capacity  as a Lender  or one of the  Requisite
Lenders.  Each Lender acknowledges and agrees that Heller, either directly or through strategic  affiliations,  may lend money to, acquire equity or other ownership  interests in, provide  advisory  services to and generally engage in any kind of banking,  trust or other  business  with any Borrower as if it were not acting as an Agent  pursuant hereto  and  without  any duty to account  therefor  to  Lenders.  Heller,  either  directly  or through  strategic affiliations,  may accept fees and other  consideration  from any  Borrower for  services in  connection  with this
Agreement  or otherwise  without  having to account for the same to Lenders  except as  otherwise  provided in this
Agreement.

                                       67

                  (g)      Successor Agent.
                           ----------------

                           (1)      Resignation.   Agent  may  resign  from  the  performance  of  all  its  agency
                                    ------------
functions and duties  hereunder at any time by giving at least thirty (30) Business  Days' prior written  notice to
Borrowers  and the  Lenders.  Such  resignation  shall take effect  upon the  acceptance  by a  successor  Agent of appointment as provided below.

                           (2)      Appointment  of  Successor.  Upon any such  notice of  resignation  pursuant to
                                    ---------------------------
Section 9.1(g)(1)  above,  Requisite Lenders shall appoint a successor Agent which,  unless an Event of Default has occurred and is  continuing,  shall be  reasonably  acceptable to  Borrowers.  If a successor  Agent shall not have been so appointed  within said thirty (30)  Business  Day period,  the retiring  Agent,  upon notice to  Borrowers, shall then  appoint a  successor  Agent who shall  serve as Agent until such time,  if any,  as  Requisite  Lenders appoint a successor Agent as provided above.

                           (3)      Successor  Agent.  Upon the  acceptance of any  appointment  as Agent under the
                                    -----------------
Loan Documents by a successor  Agent,  such successor Agent shall  thereupon  succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring  Agent,  and the retiring Agent shall be discharged and released from its duties and  obligations  under the Loan  Documents.  After any retiring  Agent's  resignation  as
Agent,  the provisions of this Section 9  shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                  (h)      Collateral Matters.
                           -------------------

                           (1)      Release of  Collateral.  Lenders hereby  irrevocably  authorize  Agent,  at its
                                    -----------------------
option  and in its  discretion,  to release  any Lien  granted  to or held by Agent  upon any  Collateral  (a) upon termination of the Loan  commitments and upon payment and  satisfaction  of all Obligations  (other than contingent indemnification  obligations  to the extent no claims  giving rise thereto have been  asserted and Letter of Credit
obligations   for  which   Borrowers   have  provided  cash   collateral  or   back-to-back   Letters  of  Credit);
(b) constituting  property  being sold or disposed of by any Borrower if such Borrower  certifies to Agent that the sale or disposition  is made in compliance  with the provisions of this Agreement (and Agent may rely in good faith conclusively  on any such  certificate,  without  further  inquiry).  In  addition,  with the consent of  Requisite
Lenders,  Agent may  release  Liens  granted  to or held by Agent  upon any  Collateral  having a book value of not greater  than ten  percent  (10%) of the total book value of all  Collateral,  as  determined  by Agent,  provided,
                                                                                                          --------
however,  in no event will Agent,  acting  under the  authority  granted to it pursuant to this  sentence,  release
-------
during any  calendar  year  Liens  granted  to or held by Agent  upon any  Collateral  having a total book value in excess of twenty percent (20%) of the total book value of all  Collateral,  as determined by Agent;  provided that, notwithstanding  the  foregoing,  this  clause (1) shall not be  applicable  to and no consent of Lenders  shall be required for (i) releases of  Collateral  in connection  with any asset sales or  dispositions  permitted by or not restricted by Section 3.8, or (ii) releases of Collateral in accordance with clause (2) below.

                           (2)      Confirmation  of  Authority;  Execution  of  Releases.  Without  in any  manner
                                    ------------------------------------------------------
limiting  Agent's  authority  to act without any  specific or further  authorization  or consent by Lenders (as set forth in  Section 9.1(h)(1)  above), each Lender agrees to confirm in writing,  upon request by Agent or Borrowers, the authority to release any  Collateral  conferred upon Agent under clauses (a) and (b) of  Section 9.1(h)(1).  To the extent  Agent  agrees to release any Lien granted to or held by Agent as  authorized  under  Section 9.1(h)(1),
(a) Agent is hereby  irrevocably  authorized by Lenders to execute and/or  authorize the filing of such  documents, including,  without  limitation,  UCC-3 partial  release  statements as may be necessary to evidence the release of the Liens granted to Agent for the benefit of itself and Lenders,  upon such Collateral;  provided,  however,  that
                                                                                          --------   -------
Agent shall not be required to execute any such  document on terms which,  in Agent's  opinion,  would expose Agent to liability or create upon Agent any  obligation  or entail any  consequence  other than the release of such Liens without  recourse or  warranty,  and (b)  Borrowers  shall  provide at least five (5) Business  Days prior  written notice of any request for any  document  evidencing  such  release of the Liens and  Borrowers  agree that any such release  shall not in any manner  discharge,  affect or impair  the  Obligations  or any Liens  granted to Agent on behalf of itself and Lenders upon (or  obligations  of any Borrower,  in respect of) all interests  retained by any
Borrower,  including,  without limitation, the proceeds of any sale, all of which shall continue to constitute part

                                       68

of the property  covered by this Agreement or the Loan  Documents.  The Agent is hereby  irrevocably  authorized by each of the Lenders to release any Lien  covering any  property or assets of any Borrower  that is the subject of a disposition which is permitted by this Agreement or which has been consented to in accordance with Section 9.4.

                           (3)      Absence of Duty.  The Agent shall have no  obligation  whatsoever to any Lender
                                    ----------------
or any other  Person to assure that the  property  covered by this  Agreement  or the Loan  Documents  exists or is owned by  Borrowers  or is cared for,  protected  or insured or has been  encumbered  or that the Liens  granted to
Agent on behalf of Agent and Lenders  herein or  pursuant  hereto have been  properly or  sufficiently  or lawfully created,  perfected,  protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular  manner or under any duty of care,  disclosure or fidelity,  or to continue  exercising,  any of the rights,  authorities  and powers granted or available to Agent in this  Agreement or in any of the Loan  Documents, it being  understood and agreed that in respect of the property  covered by this Agreement or the Loan Documents or any  act,  omission  or event  related  thereto,  Agent  may act in any  manner  it may  deem  appropriate,  in its reasonable  discretion,  given Agent's own interest in property  covered by this Agreement or the Loan Documents as one of the  Lenders  and that  Agent  shall  have no duty or  liability  whatsoever  to any of the  other  Lenders;
provided,  however,  that Agent  shall  exercise  the same care  which it would in  dealing  with loans for its own
           -------
account.

                  (i)      Agency for  Perfection.  Each Agent and each Lender hereby  appoint each other Lender as
                           -----------------------
agent for the purpose of perfecting  Agent's  security  interest in assets that, in accordance  with the UCC in any applicable  jurisdiction,  can be perfected by possession  or control.  Should any Lender (other than Agent) obtain possession  of any such assets,  such Lender  shall  notify  Agent  thereof,  and,  promptly  upon Agent's  request therefore,  shall  deliver  such assets to Agent or in  accordance  with Agent's  instructions.  The Agent may file such proofs of claim or  documents  as may be  necessary or advisable in order to have the claims of itself and the
Lenders  (including any claim for the reasonable  compensation,  expenses,  disbursements and advances of the Agent and the Lenders,  their respective  agents,  financial advisors and counsel),  allowed in any judicial  proceedings relative to Borrowers,  or any of their  respective  creditors or property,  and shall be entitled and empowered to collect,  receive and  distribute  any monies,  securities or other  property  payable or  deliverable  on any such claims.  Any  custodian in any judicial  proceedings  relative to Borrowers is hereby  authorized by each Lender to make payments to the Agent and, in the event that the Agent shall  consent to the making of such payments  directly to the Lenders,  to pay to the Agent any amount due for the reasonable  compensation,  expenses,  disbursements and advances of the Agent, its agents,  financial  advisors and counsel,  and any other amounts due the Agent.  Nothing contained in this  Agreement  or the other Loan  Documents  shall be deemed to authorize  the Agent to authorize or consent  to or  accept  or adopt  on  behalf  of any  Lender  any  plan of  reorganization,  or  revision  thereto, arrangement,  adjustment or composition  affecting the Loans, or the rights of any holder thereof,  or to authorize the Agent to vote in respect of the claim of any Lender in any such  proceeding,  except as specifically  permitted herein.

                  (j)      Exercise of Remedies.  Each Lender  agrees that it will not have any right  individually
                           ---------------------
to enforce or seek to enforce this  Agreement or any Loan Document or to realize upon any  collateral  security for the Loans,  unless  instructed to do so by Agent, it being  understood and agreed that such rights and remedies may be exercised only by Agent.

         Section 9.2.      Notice of Default.
                           -----------------

                  Agent shall not be deemed to have  knowledge or notice of the  occurrence  of any breach or Event of Default  except with respect to defaults in the payment of  principal,  interest and fees required to be paid to
Agent for the account of Lenders,  unless Agent shall have actual knowledge  thereof or shall have received written notice from a Lender or a Borrower  referring  to this  Agreement,  describing  such breach or Event of Default and stating  that such  notice is a "notice of  default".  Agent will  notify  each  Lender of its  receipt of any such notice.

         Section 9.3.      Action by Agent.
                           ----------------

                  Agent shall take such action with  respect to any breach or Event of Default as may be  requested by Requisite  Lenders in accordance  with  Section 8.  Unless and until Agent has received any such request,  Agent may (but shall not be  obligated  to) take such  action,  or refrain  from  taking such  action,  all to the extent permitted  hereunder,  with  respect to any breach or Event of  Default as it shall deem  advisable  or in the best interests of Lenders.

                                       69

         Section 9.4.      Amendments, Waivers and Consents.
                           ---------------------------------

                  (a)      Percentage of Lenders  Required.  Except as otherwise  provided  herein or in any of the
                           --------------------------------
other Loan  Documents or in the  Participation  Agreement,  no material  amendment,  modification,  termination  or waiver of any provision of this Agreement or any other Loan  Document,  or consent to any departure by any Borrower therefrom,  shall in any event be  effective  unless the same shall be in writing  and signed by (i) the  Requisite
Lenders and Agent or (ii) Agent,  with the consent and on behalf of the Requisite  Lenders (or, Agent, if expressly set forth  herein or in any of the other  Loan  Documents)  and the  applicable  Borrower;  provided,  however,  no
                                                                                            --------   -------
amendment,  modification,  termination,  waiver or consent shall be effective to do any of the following, unless in writing and signed by all Lenders,  Fremont and Agent,  or by Agent,  with the consent on behalf of all Lenders and
Fremont:  (1)  increase  any of the Loan  commitments;  (2) reduce the  principal of or the rate of interest on any
Loan or reduce the fees payable with respect to any Loan or Lender Letter of Credit;  (3) extend  the Maturity Date or the  scheduled  due date for all or any portion of principal of the Loans or any interest or fees due  hereunder
(other than fees due under Section  2.4(e) and (f), for which only Agent's  consent  shall be required);  (4) amend the  definition of the term  "Requisite  Lenders" or the  percentage of Lenders which shall be required for Lenders to take any action  hereunder;  (5) amend or waive this  Section 9.4  or the  definitions of the terms used in this
Section 9.4  insofar  as  the  definitions  affect  the  substance  of  this  Section 9.4;  or  (6) consent  to the assignment,  delegation  or other  transfer  by any  Borrower of any of its rights and  obligations  under any Loan
Document; provided, further, that no amendment,  modification,  termination, waiver or consent affecting the rights
          --------- -------
or duties of Agent under this  Section 9  or under any Loan  Document  shall in any event be  effective,  unless in writing  and  signed  by  Agent,  in  addition  to the  Lenders  required  to  take  such  action.  Any  amendment, modification,  termination,  waiver or consent  effected in accordance  with this  Section 9  shall be binding upon each Lender or future Lender.

         Notwithstanding  the foregoing,  Borrowers hereby acknowledge the contents of the Participation  Agreement
(an execution copy of which has been delivered to Borrowers) and  acknowledge  that,  pursuant to the provisions of the  Participation  Agreement,  Fremont's  consent  shall be  required  in  certain  instances  set forth  therein.
Borrowers  acknowledge  that they have no right to consent to the  Participation  Agreement or to any  modification thereof.

                  (b)      Specific  Purpose  or  Intent.  Each  amendment,  modification,  termination,  waiver or
                           ------------------------------
consent shall be effective only in the specific  instance and for the specific  purpose for which it was given.  No amendment,  modification,  termination,  waiver  or  consent  shall  be  required  for  Agent  to  take  additional
Collateral.

                  (c)      Failure to Give  Consent.  In the event Agent  requests the consent of a Lender and does
                           -------------------------
not receive a written  consent or denial  thereof  within ten (10)  Business  Days or such  earlier  date as may be specified in such request  after such  Lender's  receipt of such  request,  then such Lender will be deemed to have denied the giving of such consent.

         Notwithstanding anything in this Section 9.4,  Agent and Borrowers,  without the written consent of either
Requisite Lenders or all Lenders,  may execute  amendments to this Agreement and the Loan Documents,  which consist solely of the making of typographical corrections.

         Section 9.5.      Assignments and Participations in Loans.
                           ----------------------------------------

                  (a)      Assignments.  Each  Lender may assign its rights  and  delegate  its  obligations  under
                           ------------
this  Agreement to an Eligible  Assignee;  provided,  however,  (1) such  Lender (if other than Heller) shall first
                                           --------   -------
obtain the written consent of Agent,  (2) the amount of Loan  commitments  and Loans of the assigning  Lender being assigned  shall in no event be less  than the  lesser  of  (a) $10,000,000  or  (b) the  entire  amount of the Loan commitments and Loans of such assigning  Lender,  and (3)(a) each such assignment shall be of a pro rata portion of all such assigning  Lender's Loans and Loan  commitments  hereunder,  and (b) the parties to such assignment  shall execute and deliver to Agent for  acceptance and recording an Assignment  and  Acceptance  Agreement  together with
(i) a  processing and recording fee of $3,500  payable by the assigning  Lender to Agent and (ii) each of the Notes originally  delivered to the assigning Lender for cancellation.  The  administrative  fee referred to in clause (3)
of the  preceding  sentence  shall not apply to an  assignment  of a security  interest  in all or any portion of a
Lender's  rights under this Agreement or the other Loan  Documents,  to another  Related Fund (as defined below) or
Participant or as described in clause (1) of  Section 9.5(d)  below.  Upon receipt of all of the  foregoing,  Agent shall notify  Borrowers of such assignment and Borrowers shall comply with their  obligations  under this Agreement

                                       70

with respect to such  assignments.  In the case of an assignment  authorized  under this  Section 9.5 and otherwise in accordance  with the terms of this  Agreement,  the assignee shall be considered to be a "Lender"  hereunder and
Borrowers  hereby  acknowledge and agree that any assignment will give rise to a direct  obligation of Borrowers to the assignee.  The assigning  Lender shall be relieved of its  obligations to make Loans  hereunder with respect to the assigned portion of its Loan commitment.

                  (b)      Participations.  Each  Lender  may sell  participations  in all or any part of any Loans
                           ---------------
or Loan  commitments  made by it to another  Person;  provided,  however,  such Lender shall first obtain the prior
                                                      --------   -------
written  consent of Agent,  which  written  consent  shall not be  unreasonably  withheld.  All amounts  payable by
Borrowers  hereunder  shall be determined as if that Lender had not sold such  participation  and the holder of any such  participation  shall not be  entitled  to require  such  Lender to take or omit to take any action  hereunder except action  directly  effecting  (1) any  reduction in the  principal  amount or an interest rate on any Loan in which such  holder  participates;  (2) any  extension  of the  Maturity  Date or the date fixed for any  payment of interest or principal  payable with respect to any Loan in which such holder  participates;  and (3) any release of substantially  all of the Collateral.  Borrowers hereby  acknowledge and agree that (x) the  participant under each participation  shall  for  purposes  of  Sections 6.25,  6.26,  9.6  and  10.16  be  considered  to be a  "Lender",
(y) Fremont  has acquired an interest in the Loans,  as a participant,  effective as of the date hereof and subject to the terms of that certain  loan  participation  agreement  dated on or about the date hereof  between  Agent and
Fremont ("the  Participation  Agreement")  and  (z) Fremont's  consent,  execution or approval shall be required in each instance where the consent,  execution or approval of Requisite  Lenders or all Lenders is required under this
Agreement and in other instances more particularly set forth in the Participation Agreement.

                  (c)      No  Relief  of  Obligations;  Cooperation;  Ability  to  Make  LIBOR  Loans.  Except  as
                           ----------------------------------------------------------------------------
otherwise  provided in  Section 9.5(a) no Lender shall, as between any Borrower and that Lender, be relieved of any of its  obligations  hereunder  as a result of any sale,  assignment,  transfer or  negotiation  of, or granting of participation  in, all or any part of the Loans or other  Obligations owed to such Lender.  Each Lender may furnish any information  concerning  Borrowers and their Subsidiaries in the possession of that Lender from time to time to
Eligible  Assignees  and  participants  (including  prospective  assignees  and  participants  provided  that  such prospective  assignees and participants  agree to be bound by the  confidentiality  provisions  hereof).  Borrowers agree that they will use their  reasonable  best efforts to assist and  cooperate  with Agent and any Lender in any manner  reasonably  requested  by Agent or such  Lender  to effect  the sale of a  participation  or an  assignment described above,  including without limitation  assistance in the preparation of appropriate  disclosure  documents or placement  memoranda provided that the recipient of such information  agrees to comply with the  confidentiality provisions  hereof.  Notwithstanding  anything  contained  in  this  Agreement  to the  contrary,  so  long  as the
Requisite  Lenders shall remain  capable of making LIBOR Loans,  no Person shall become a Lender  hereunder  unless such Person shall also be capable of making LIBOR Loans.

                  (d)      Security  Interests;  Assignment to Affiliates.  Notwithstanding any other provision set
                           ----------------------------------------------
forth in this  Agreement,  any Lender may at any time following  written notice to Agent (1) pledge the Obligations held by it or create a security  interest in all or any  portion of its rights  under this  Agreement  or the other
Loan Documents to secure  obligations to any Federal  Reserve Bank pursuant to Regulation A of the Federal  Reserve
Board or any  Related  Fund and the  provisions  of  Section 9.5(a)  shall  not apply to such  pledge  or  security interest;  provided,  however,  (a) no such pledge or grant of security  interest to any Person shall  release such
           --------   -------
Lender from its  obligations  hereunder or under any other Loan Document and (b) the  acquisition  of title to such
Lender's  Obligations  pursuant to any foreclosure or other exercise of remedies by such Person shall be subject to the provisions of this Agreement and the other Loan Documents in all respects including,  without  limitation,  any written  consent  required by  Section 9.5;  and (2) subject to complying with the  provisions of Section 9.5  (a), assign all or any portion of its funded loans to an Eligible  Assignee  which is a Subsidiary of such Lender or its parent  company,  to one or more other Lenders,  or to a Related Fund. For purposes of this  paragraph,  a "Related
Fund" shall mean, with respect to any Lender, a fund or other  investment  vehicle that invests in commercial loans and is managed by such Lender or by the same  investment  advisor  that  manages  such Lender or by an Affiliate of such investment advisor.

                  (e)      Recording  of  Assignments.   Agent  shall  maintain  a  copy  of  each  Assignment  and
                           ---------------------------
Acceptance  Agreement  delivered to it, and a register for the  recordation  of the names and addresses of Lenders, and the  commitments  of, and principal  amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the  "Register").  The entries in the Register shall be  presumptive  evidence of the amounts due and

                                       71

owing to Lender in the absence of  manifest  error.  Each  Borrower,  Agent and Lender may treat each Person  whose name is recorded  in the  Register  pursuant to the terms  hereof as a Lender  hereunder  for all  purposes of this
Agreement.  The Register  shall be available for inspection by the Company and any Lender,  at any reasonable  time upon reasonable prior notice.

         Section 9.6.      Set Off and Sharing of  Payments.  In addition  to any rights now or  hereafter  granted
                           ---------------------------------
under  applicable  law and not by way of  limitation  of any  such  rights,  upon the  occurrence  and  during  the continuance  of any Event of Default,  each Lender is hereby  authorized  by  Borrowers at any time or from time to time, with  reasonably  prompt  subsequent  notice to Borrowers (any prior or  contemporaneous  notice being hereby expressly  waived) to set off and to  appropriate  and to apply any and all (a) balances held by such Lender or any of its Affiliates at any of its offices for the account of any Borrower or any of its  Subsidiaries  (regardless of whether such balances are then due to a Borrower or its  Subsidiaries),  and (b) other property at any time held or owing by such Lender or any of its  Affiliates to or for the credit or for the account of any Borrower  against and on account of any of the  Obligations;  except  that no Lender  shall  exercise  any such right  without  the prior written  consent  of Agent.  Any  Lender  exercising  its right to set off shall  purchase  for cash (and the other
Lenders  shall  sell)  interests  in each of such  other  Lender's  Pro Rata Share of the  Obligations  as would be necessary  to cause all  Lenders  to share the amount so set off with each other  Lender in  accordance  with their respective  Pro Rata  Shares.  Borrowers  agree,  to the  fullest  extent  permitted  by law,  that any  Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the  Obligations  and upon doing so shall  deliver such amount so set off to Agent for the benefit of itself and of all Lenders in  accordance with their Pro Rata Shares.

         Section 9.7.      Disbursement  of Funds.  Agent may, on behalf of Lenders,  disburse  funds to  Borrowers
                           -----------------------
for  Loans  requested.  Each  Lender  shall  reimburse  Agent,  within  one (1)  Business  Day of  Agent's  request accompanied by Borrower's  draw request,  for all funds  disbursed on its behalf by Agent, or if Agent so requests, each  Lender  will  remit  to Agent  its Pro Rata  Share of any Loan or  Advance  before  Agent  disburses  same to
Borrowers.  If Agent elects to require that each Lender make funds  available to Agent prior to a  disbursement  by
Agent to  Borrowers,  Agent shall  advise each Lender by  telephone,  telex,  fax or telecopy of the amount of such
Lender's  Pro Rata Share of the Loan  requested  by Borrowers no later than 1:00 p.m. New York time on the Business
Day prior to the funding  date  applicable  thereto,  and each such Lender  shall pay Agent such  Lender's Pro Rata
Share of such requested Loan, in same day funds, by wire transfer to Agent's account on such funding date.

         Section 9.8.      Settlements, Payments and Information.
                           --------------------------------------

                  (a)      Revolving Advances and Payments; Fee Payments.
                           ----------------------------------------------

                           (1)      Fluctuation  of Loan Balance.  The Loan balance may  fluctuate  from day to day
                                    -----------------------------
through  Agent's  disbursement  of funds to,  and  receipt  of funds  from,  Borrowers.  In order to  minimize  the frequency of transfers of funds  between Agent and each Lender  notwithstanding  terms to the contrary set forth in
Section 2 and Section 9.7,  Revolving  Facility and Term Facility  advances and repayments,  except as set forth in
Section 2,  will be settled  according to the  procedures  described  in this  Section 9.8.  Notwithstanding  these procedures,  each Lender's  obligation to fund its portion of any advances made by Agent to Borrowers will commence on the  date  such  advances  are  made by  Agent.  Such  payments  will be made by each  Lender  without  set-off, counterclaim or reduction of any kind.

                           (2)      Settlement  Dates.  Once  each  month  or  upon  disbursement  of any  proceeds
                                    ------------------
pursuant to Section 2 (whichever  such period shall be shorter),  or if an Event of Default shall have occurred and be continuing  more frequently  (including  daily),  if Agent so elects (each such day being a "Settlement  Date"),
Agent will advise each Lender by  telephone,  fax or telecopy of the amount of each such Lender's Pro Rata Share of the Loan by 3:00 p.m.  New York time.  In the event  payments are  necessary to adjust the amount of such  Lender's required  Pro Rata Share of the Loan balance to such  Lender's  actual Pro Rata Share of the Loan balance as of any
Settlement  Date, the party from which such payment is due will pay the other,  in same day funds, by wire transfer to the other's account not later than 3:00 p.m. New York time on the Business Day following the Settlement Date.

                           (3)      Settlement  Definitions.  For purposes of this  Section 9.8(A),  the  following
                                    ------------------------
terms and conditions will have the meanings indicated:

                                       72

                                    (i)     "Daily  Loan  Balance"  means an amount  calculated  as of the end of each calendar day by subtracting  (i) the cumulative  principal  amount paid by Agent to a
         Lender on a Loan from the Closing Date through and  including  such  calendar  day, from (ii) the cumulative  principal  amount on a Loan  advanced  by such  Lender to Agent on that Loan from the
         Closing Date through and including such calendar day.

                                    (ii)    "Daily  Interest Rate" means an amount  calculated by dividing the interest  rate payable to a Lender on a Loan as of each  calendar day by three  hundred sixty
         (360).

                                    (iii)   "Daily  Interest   Amount"  means  an  amount   calculated  by
         multiplying the Daily Loan Balance of a Loan by the associated Daily Interest Rate on that Loan.

                                    (iv)    "Interest  Ratio"  means a number  calculated  by dividing the total  amount of the  interest  on a Loan  received  by Agent  with  respect  to the  immediately preceding  month by the total  amount of  interest  on that Loan due from  Borrowers  during  the immediately preceding month.

                           (4)      Settlement  Payments.  By 3:00 p.m. New York time on the first  Business Day of
                                    ---------------------
each month  ("Interest  Settlement  Date"),  Agent will  advise each  Lender by  telephone,  fax or telecopy of the amount  of such  Lender's  share of  interest  and  fees on each of the  Loans as of the end of the last day of the immediately  preceding  month.  Provided  that such  Lender has made all  payments  required to be made by it under this  Agreement,  Agent will pay to such Lender,  by wire transfer to such  Lender's  account (as specified by such
Lender on  Schedule 9.8  of this Agreement or the applicable  Assignment  and Acceptance  Agreement,  as amended by
           ------------
such Lender from time to time after the date hereof or in the applicable  Assignment and Acceptance  Agreement) not later than 3:00 p.m. New York time on the third  Business Day following  receipt  thereof,  such Lender's  share of interest and fees on each of the Loans.  Such Lender's  share of interest on each Loan will be calculated  for that
Loan by adding  together  the Daily  Interest  Amounts for each  calendar  day of the prior month for that Loan and multiplying  the total  thereof by the Interest  Ratio for that Loan.  Such Lender's  share of the Unused  Revolver
Loan Fee  described  in  Section 2.4(b)(i)  shall be an amount  equal to (a)(i)  such  Lender's  average  Revolving
Facility Loan commitment  during such month,  less (ii) the sum of (x) such  Lender's average Daily Loan Balance of the Revolving  Facility  Loan,  plus  (y) such  Lender's Pro Rata Share of the average  daily  aggregate  amount of
Letter of Credit  Reserve,  in each case for the  preceding  month,  multiplied by (b) the  percentage  required by
Section 2.4(b)(i).  Such  Lender's  share of the Unused Term Loan Fee described in  Section 2.4(b)(ii)  shall be an amount equal to (x) (i) such Lender's  average Term Facility Loan commitment  during such month,  less (ii) the sum of (A) such  Lender's  average Daily Loan Balance of the Term Facility Loan, plus (B) such  Lender's Pro Rata Share of the Average Daily  Aggregate  amount of Term Letter of Credit  reserve,  in each case for the  preceding  month, multiplied by (y) the  percentage  required by  Section 2.4(b)(ii).  Such Lender's  share of all other fees paid to
Agent for the benefit of Lenders  hereunder  shall be paid and  calculated  based on such Lender's Loan  commitment with  respect  to the Loans on which such fees are  associated.  To the extent  Agent  does not  receive  the total amount of any fee owing by  Borrowers  under this  Agreement,  each amount  payable by Agent to a Lender under this
Section 9.8(a)(4)  with  respect  to such fee shall be  reduced  on a pro rata  basis.  The  Agent and the  Lenders hereby  acknowledge and agree that in no event shall the aggregate fee payments  received by such Lenders  pursuant to this Section 9.8(a)(4) exceed the total amount of fees pursuant to Section 2.4.

                  (b)      Return of Payments.
                           -------------------

                           (1)      Recovery after  Non-Receipt of Expected  Payment.  If Agent pays an amount to a
                                    ------------------------------------------------
Lender under this  Agreement in the belief or  expectation  that a related  payment has been or will be received by
Agent from  Borrowers  and such related  payment is not  received by Agent,  then Agent will be entitled to recover such amount from such Lender  without  set-off,  counterclaim  or  deduction  of any kind  together  with  interest thereon,  for each day from and  including  the date such amount is made  available  by Agent to such Lender to but excluding  the date of  repayment  to Agent,  at the  greater of the Prime Rate of  Interest  less fifty (50) basis points and a rate determined by Agent in accordance with banking industry rules on interbank compensation.

                                       73

                           (2)      Recovery of Returned  Payment.  If Agent determines at any time that any amount
                                    ------------------------------
received by Agent under this  Agreement  must be returned to Borrowers or paid to any other Person  pursuant to any requirement  of law,  court  order  or  otherwise,  then,  notwithstanding  any  other  term or  condition  of this
Agreement,  Agent will not be required to distribute any portion  thereof to any Lender.  In addition,  each Lender will repay to Agent on demand any portion of such amount that Agent has  distributed to such Lender,  together with interest at such rate,  if any, as Agent is required to pay to Borrowers  or such other  Person,  without  set-off, counterclaim or deduction of any kind.

         Section 9.9.      Discretionary  Advances.  Notwithstanding  anything  contained  herein to the  contrary,
                           ------------------------
Agent may, in its sole  discretion,  make  advances of Revolving  Credit  Loans in an aggregate  amount of not more than  $1,000,000  in excess of the  limitations  set forth in the  Borrowing  Base for the purpose of preserving or protecting the Collateral or for incurring any costs  associated  with  collection or enforcing  rights or remedies against the Collateral, or incurred in any action to enforce this Agreement or any other Loan Document.

                                                     ARTICLE X

                                                   MISCELLANEOUS
                                                   -------------

         Section 10.1.     Expenses and Taxes.
                           -------------------

                  (a)      Borrowers   agree  to  pay,   whether  or  not  the  Closing   occurs,   the  reasonable
out-of-pocket  costs and expenses,  including  reasonable  legal,  audit and appraisal fees incurred by Agent,  any
Lender or Fremont in connection with the negotiation,  preparation,  legal review and execution of each of the Loan
Documents,  including but not limited to UCC and judgment  lien searches and UCC filings and fees for  post-Closing
UCC and  judgment  lien  searches.  In  addition,  Borrowers  shall pay all such costs and  expenses of Agent,  any
Lender or Fremont  associated with any amendments,  modifications and terminations to the Loan Documents  following
Closing.  If Agent,  any Lender or Fremont  uses  in-house  counsel for any of these  purposes,  Borrowers  further agrees that its Obligations  under the Loan Documents  include  reasonable  charges for such work commensurate with the fees that would  otherwise be charged by outside  legal counsel  selected by Agent,  such Lender or Fremont for the work performed to the extent such work does not duplicate any work performed by outside counsel to Agent.

                  (b)      Borrowers also agree to pay all  out-of-pocket  charges and expenses  incurred by Agent, any Lender or Fremont  (including  the  reasonable  fees and expenses of Lenders'  counsel) in connection  with the enforcement,  protection or  preservation  of any right or claim of Agent,  Lenders or Fremont,  the termination of this  Agreement,  the  termination  of any Liens of Agent on the  Collateral,  or the collection of any amounts due under the Loan Documents.  If Agent,  any Lender or Fremont uses in-house  counsel for any of these purposes (i.e., for any task in connection with the  enforcement,  protection or  preservation of any right or claim of Agent,  any
Lender or Fremont and the  collection of any amounts due under its Loan  Documents),  Borrowers  further agree that their  Obligations  under the Loan Documents  include  reasonable  charges for such work commensurate with the fees that would  otherwise be charged by outside  legal  counsel  selected by Agent,  any Lender or Fremont for the work performed to the extent work does not duplicate any work performed by outside counsel to Agent.

                  (c)      Borrowers  shall pay all taxes  (other  than taxes based upon or measured by Lenders' or
Fremont's  income or revenues or any personal  property tax), if any, in connection  with the issuance of the Notes and the recording of the security  documents  therefor.  The  obligations of Borrowers  under this clause (c) shall survive the payment of Borrowers'  indebtedness  under this Agreement and the  termination of this Agreement to the extent such work does not duplicate any work performed by outside counsel to Agent.

         Section 10.2.     Entire  Agreement;  Amendments.  This Agreement and the other Loan Documents  constitute
                           -------------------------------
the full and  entire  understanding  and  agreement  among the  parties  with  regard to their  subject  matter and supersede all prior written or oral agreements,  understandings,  representations  and warranties made with respect thereto.  No  amendment,  supplement or  modification  of this  Agreement  nor any waiver of any provision  thereof shall be made except in writing executed by the party against whom enforcement is sought.

                                       74

         Section 10.3.     No Waiver;  Cumulative  Rights.  No waiver by any party to this  Agreement of any one or
                           -------------------------------
more defaults by the other party in the  performance of any of the  provisions of this  Agreement  shall operate or be construed as a waiver of any future default or defaults,  whether of a like or different  nature.  No failure or delay on the part of any party in exercising  any right,  power or remedy under this  Agreement,  nor acceptance of partial  performance  or partial  payment,  shall operate as a waiver of such right,  power or remedy nor shall any single or partial  exercise  of any such  right,  power or remedy  preclude  any other or further  exercise of such right,  power or remedy or the exercise of any other  right,  power or remedy.  The  remedies  provided for in this
Agreement  are  cumulative  and are not  exclusive  of any  remedies  that may be  available  to any  party to this
Agreement at law, in equity or otherwise.

         Section 10.4.     Notices.  Any notice or other  communication  required or permitted under this Agreement
                           --------
shall be in writing and  personally  delivered,  mailed by registered or certified mail (return  receipt  requested and  postage  prepaid),  sent by  telecopier  (with a  confirming  copy sent by regular  mail),  or sent by prepaid overnight  courier  service,  and addressed to the relevant party at its address set forth below,  or at such other address as such  party  may,  by written  notice,  designate  as its  address  for  purposes  of notice  under this
Agreement:

                  (a)      If to Lender, at:

                           Heller Healthcare Finance, Inc.
                           Loan Number 070004008
                           500 West Monroe Street
                           Chicago, Illinois  60661
                           Attention:  Kevin McMeen, Senior Vice President
                           Telephone:  (312) 441-7549
                           Telecopy:    (312) 441-6755

                           with copies to:

                           Heller Healthcare Finance, Inc
                           c/o Segal McCambridge Singer & Mahoney
                           Loan Number 070004008
                           100 Congress Avenue, Suite 700
                           Austin, TX  78701
                           Attention: Diana Pennington, Vice President and Chief Counsel, Senior Living Group
                           Telephone:  (512) 370-1218
                           Telecopy:    (512) 476-7832

                           and

                           Heller Healthcare Finance, Inc.
                           Loan Number 070004008
                           2 Wisconsin Circle, 4th Floor
                           Chevy Chase, Maryland 20815
                           Attention:  Timothy Sanders, Vice President, Senior Account Executive
                           Telephone:  (301) 664-9822
                           Telecopy:  (301) 347-3150

                                       75

                  (b)      If to Borrowers, at:

                           Harborside Healthcare Corporation
                           One Beacon Street
                           Boston, Massachusetts  02108
                           Attention:  Chief Financial Officer
                           Telephone:  (617) 646-5646
                           Telecopy:  (617) 646-5680

                           with a copy to:

                           Gibson, Dunn & Crutcher LLP
                           200 Park Avenue
                           New York, New York 10166
                           Attention:  Janet Vance, Esq.
                           Telephone:  (212) 351-4000
                           Telecopy:  (212) 351-4035

If mailed,  notice  shall be deemed to be given five (5) days after being sent,  and if sent by personal  delivery, telecopier or prepaid courier, notice shall be deemed to be given when delivered.

         Section 10.5.     Severability.   If  any  term,   covenant  or  condition  of  this  Agreement,   or  the
                           -------------
application  of such  term,  covenant  or  condition  to any  party  or  circumstance  shall be found by a court of competent  jurisdiction  to be, to any extent,  invalid or  unenforceable,  the remainder of this Agreement and the application of such term,  covenant,  or condition to parties or  circumstances  other than those as to which it is held invalid or unenforceable,  shall not be affected thereby,  and each term, covenant or condition shall be valid and enforced to the fullest  extent  permitted by law. Upon  determination  that any such term is invalid,  illegal or  unenforceable,  Agent may, but is not obligated to, advance funds to Borrowers  under this Agreement  until the parties to this  Agreement  amend this  Agreement so as to effect the original  intent of the parties as closely as possible in a valid and enforceable manner.

         Section 10.6.     Successors and Assigns.  This Agreement,  the Notes,  and the other Loan Documents shall
                           -----------------------
be binding  upon and inure to the  benefit of  Borrowers,  Agent and Lenders and their  respective  successors  and permitted  assigns and shall bind all Persons who become bound as a debtor to this Agreement.  Notwithstanding  the foregoing,  Borrowers may not assign any of their rights or delegate any of their  obligations under this Agreement without the prior  written  consent of Agent,  which may be withheld in its sole  discretion.  Any Lender may sell, assign,  transfer,  or participate any or all of its rights or obligations  under this Agreement  without notice to or written consent of Borrowers (except as otherwise expressly provided in this Agreement).

         Section 10.7.     Counterparts.  This  Agreement  may be executed in any number of  counterparts,  each of
                           -------------
which shall be deemed an original, but all of which together shall constitute but one instrument.

         Section 10.8.     Interpretation.  No provision  of this  Agreement  or any other Loan  Document  shall be
                           ---------------
interpreted  or  construed  against  any  party  because  that  party  or its  legal  representative  drafted  that provision.  The titles of the  paragraphs of this  Agreement are for  convenience  of reference only and are not to be  considered  in  construing  this  Agreement.  Any  pronoun  used in this  Agreement  shall be deemed to include singular and plural and  masculine,  feminine and neuter gender as the case may be. The words  "herein,"  "hereof,"
and "hereunder" shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

         Section 10.9.     Survival of Terms.  All covenants,  agreements,  representations  and warranties made in
                           ------------------
this Agreement,  any other Loan Document,  and in any  certificates and other  instruments  delivered in connection with this  Agreement  shall be  considered  to have been relied  upon by Agent and  Lenders  and shall  survive the making by Lenders of the Loans  contemplated  by this  Agreement  and the  execution and delivery to Lenders of the
Notes,  and shall  continue in full force and effect until all  liabilities  and  obligations of Borrowers to Agent and Lenders are satisfied in full.

                                       76

         Section 10.10.    Release of Agent and Lenders.  Agent and Lenders  shall not be  liable for  any punitive
                           -----------------------------
or  consequential  damages  and shall not be liable  for any  damages,  claims,  obligations,  liabilities,  costs, expenses and demands of any kind arising from or in  connection  with actions  taken in good faith.  Each  Borrower acknowledges  that the foregoing  release is a material  inducement to Lenders' decision to extend to Borrowers the financial  accommodations  hereunder  and has been  relied  upon by  Lenders in  agreeing  to make the Loans and in making each advance of Loan proceeds hereunder.

         Section 10.11.    Time.  Whenever  Borrowers  are  required  to make any  payment or perform  any act on a
                           -----
Saturday,  Sunday,  or a legal  holiday  under  the laws of the  State of New York  (or  other  jurisdiction  where
Borrower is required to make the payment or perform the act),  the payment may be made or the act  performed on the next  Business  Day.  Time is of the essence in  Borrowers'  performance  under this  Agreement  and all other Loan
Documents.

         Section 10.12.    Commissions.  The  transaction  contemplated  by this  Agreement  was  brought  about by
                           ------------
Agent, on behalf of Lenders,  and Borrowers acting as principals and without any brokers,  agents, or finders being the effective  procuring cause.  Borrowers  represent that they have not committed  Lenders or Agent to the payment of any brokerage  fee,  commission,  or charge in connection  with this  transaction.  If any such claim is made on
Lenders by any  broker,  finder,  or agent or other  person,  Borrowers  will  indemnify,  defend,  and hold Lender harmless  from and against the claim and will defend any action to recover on that claim,  at  Borrowers'  cost and expense,  including  Lenders'  counsel  fees.  Borrowers  further  agree  that  until  any such  claim or demand is adjudicated in Lenders' and Agent's favor,  the amount  demanded will be deemed a liability of Borrowers under this
Agreement, secured by the Collateral.

         Section 10.13.    Third  Parties.  No rights are intended to be created under this  Agreement or under any
                           ---------------
other Loan  Document  for the benefit of any third  party  donee,  creditor  (other than  Fremont),  or  incidental beneficiary of any Borrower.  Nothing  contained in this  Agreement  shall be construed as a delegation to Agent or any Lender of Borrowers' duty of performance,  including without limitation  Borrowers' duties under any account or contract in which Agent or any Lender has a security interest.

         Section 10.14.    Discharge of  Borrowers'  Obligations.  Agent,  in its sole  discretion,  shall have the
                           --------------------------------------
right at any time,  and from time to time,  without  prior notice to Borrowers if Borrowers  fail to do so, to: (a)
obtain  insurance  covering any of the Collateral as required under this Agreement;  (b) pay for the performance of any of Borrowers'  obligations  under this Agreement;  (c) discharge taxes,  Liens,  security  interests,  or other encumbrances  at any time  levied  or  placed  on any of the  Collateral  in  violation  of this  Agreement  unless
Borrowers  are,  in good faith with due  diligence  by  appropriate  proceedings,  contesting  those items and have established  such reserves as are  satisfactory to Agent;  and (d) pay for the maintenance and  preservation of any of the  Collateral.  Expenses and advances  shall be added to the  Obligations,  until  reimbursed  by Borrowers to
Agent and shall be secured by the  Collateral.  Any such  payments  and advances by Agent shall not be construed as a waiver by Agent of an Event of Default.

         Section 10.15.    Information  to  Participants.  Lenders agree that they will use  reasonable  efforts to
                           ------------------------------
protect the  confidentiality  of any  confidential  information  concerning  the Company and its  Subsidiaries  and
Affiliates.  Notwithstanding  the foregoing,  the Borrowers  authorize any Lender to disclose (i) to its employees, officers  and  advisors,  who  shall be bound by the  confidentiality  provisions  hereof,  (ii) to any  regulatory authority  as required by law,  (iii) in  connection  with any  enforcement  or other legal  action and (iv) to any participant  it may  obtain in the  Loans,  or any  portion  of the Loans,  all  information,  and  furnish to such participant copies of reports,  financial statements,  certificates,  and documents obtained under any provision of this  Agreement  or any other Loan  Document;  provided  that the Lender shall cause such  participant  to agree in
writing  to  protect  the  confidentiality  of  any  confidential   information  concerning  the  Company  and  its
Subsidiaries and Affiliates.

         Section 10.16.    Indemnity.  Borrowers  hereby  indemnify  and agree to defend and hold  harmless  Agent,
                           ----------
Lenders and Fremont, their partners, officers,  (collectively,  "Indemnitee") from and against any liability, loss, cost, expense  (including  reasonable  attorneys' fees and expenses for both in-house and outside counsel),  claim, damage,  suit,  action or  proceeding  ever  suffered or incurred by Agent,  Lenders or Fremont or in which  Agent,
Lenders or Fremont may ever be or become involved (whether as a party,  witness or otherwise)  (a) arising from any
Borrower's failure to observe, perform or discharge any of its covenants,  obligations,  agreements or duties under

                                       77

this Agreement,  (b) arising from the breach of any of the  representations  or warranties  contained in Article IV of this  Agreement,  (c) by reason of this  Agreement,  the other Loan Documents or the  transactions  contemplated hereby or thereby,  (d) relating to claims of any Person with respect to the Collateral or (e) in  connection  with any  documentary,  mortgage,  intangibles  or other  taxes  due or  alleged  to be due to the State of  Florida  in connection with or arising from the Loans,  the Mortgages or the  transactions  set forth in or contemplated by the
Loan Documents.  Notwithstanding  any contrary provision in this Agreement,  the obligation of Borrowers under this
Section 10.16  shall  survive  the  payment  in full of the  Obligations  and the  termination  of this  Agreement;
provided that no Borrower  shall have any  obligation  hereunder  with respect to  indemnified  liabilities  of the
Indemnitees arising from the gross negligence or willful misconduct of the Indemnitees.

         Section 10.17.    Appointment of Agent under this Agreement.
                           ------------------------------------------

                  (a)      Each of the entities  comprising  Borrower hereby  irrevocably  appoints and constitutes
Company as its agent to request and receive  advances  in respect of the Loans (and to  otherwise  act on behalf of each such entity  pursuant to this Agreement and the other Loan  Documents)  from Agent in the name or on behalf of each  such  entity.  Agent  may  disburse  proceeds  of the  Loans to the bank  account  of any one or more of such entities  without  notice  to any of the  other  entities  comprising  Borrower  or any  other  Person  at any time obligated on or in respect of the Obligations.

                  (b)      Each of the entities  comprising  Borrower hereby  irrevocably  appoints and constitutes
Company as its agent to receive  statements  of  account  and all other  notices  from  Agent or the  Lenders  with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents.

                  (c)      No  purported  termination  of the  appointment  of Company as agent shall be  effective without the prior written consent of Agent.

         Section 10.18.    Lenders  Approvals.  Unless  expressly  provided  herein to the contrary,  any approval,
                           -------------------
written  consent,  waiver or  satisfaction of Agent or any Lender with respect to any matter that is the subject of this  Agreement  or the other Loan  Documents  may be granted or  withheld  by Agent or such Lender in its sole and absolute discretion.

         Section 10.19.    Further  Assurances.  Borrowers  hereby agree that at any time and from time to time, at
                           --------------------
the expense of Borrowers,  Borrowers will promptly execute and deliver all further  instruments and documents,  and take all further  action,  that may be  necessary  or that Agent may  reasonably  request,  in order to perfect and protect any  security  interest  granted or  purported  to be granted  hereby,  or to enable  Agent or any of their agents to exercise and enforce the rights and  remedies  under this  Agreement  with respect to any portion of such
Collateral.

         Section 10.20.    CHOICE OF LAW;  WRITTEN  CONSENT  TO  JURISDICTION.  EXCEPT TO THE  EXTENT  THAT THE UCC
                           ---------------------------------------------------
PROVIDES FOR THE  APPLICATION  OF THE LAW OF THE  BORROWERS'  STATE OF  ORGANIZATION,  THIS  AGREEMENT AND THE NOTE
SHALL BE GOVERNED BY, AND  CONSTRUED  IN  ACCORDANCE  WITH,  THE LAWS OF THE STATE OF NEW YORK,  EXCLUDING  (TO THE
GREATEST  EXTENT A NEW YORK COURT WOULD PERMIT) ANY RULE OF LAW THAT WOULD CAUSE THE  APPLICATION OF THE LAW OF ANY
JURISDICTION  OTHER  THAN THE  STATE OF NEW  YORK.  IF ANY  ACTION  ARISING  OUT OF THIS  AGREEMENT  OR THE NOTE IS
COMMENCED  BY AGENT OR ANY LENDER IN THE STATE  COURTS OF THE STATE OF NEW YORK OR IN THE U.S.  DISTRICT  COURT FOR
THE SOUTHERN  DISTRICT OF NEW YORK,  BORROWERS  HEREBY  CONSENT TO THE  JURISDICTION  OF ANY SUCH COURT IN ANY SUCH
ACTION AND TO THE LAYING OF VENUE IN THE STATE OF NEW YORK.  ANY  PROCESS IN ANY SUCH  ACTION  SHALL BE DULY SERVED
IF MAILED BY REGISTERED MAIL,  POSTAGE  PREPAID,  TO BORROWERS AT THEIR ADDRESS  DESCRIBED IN  SECTION 10.4.  OR IF
SERVED BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

         Section 10.21.    WAIVER OF TRIAL BY JURY.  BORROWERS  HEREBY (A)  COVENANT AND AGREE NOT TO ELECT A TRIAL
                           ------------------------
BY JURY OF ANY ISSUE  TRIABLE  OF RIGHT BY A JURY,  AND (B) WAIVE  ANY RIGHT TO TRIAL BY JURY  FULLY TO THE  EXTENT
THAT ANY SUCH RIGHT  SHALL NOW OR  HEREAFTER  EXIST.  THIS  WAIVER OF RIGHT TO TRIAL BY JURY IS  SEPARATELY  GIVEN,
KNOWINGLY AND VOLUNTARILY,  BY BORROWERS,  AND THIS WAIVER IS INTENDED TO ENCOMPASS  INDIVIDUALLY EACH INSTANCE AND

                                       78

EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE  ACCRUE.  AGENT AND LENDERS ARE HEREBY  AUTHORIZED
AND REQUESTED TO SUBMIT THIS  AGREEMENT TO ANY COURT HAVING  JURISDICTION  OVER THE SUBJECT  MATTER AND THE PARTIES
TO THIS  AGREEMENT,  SO AS TO SERVE AS  CONCLUSIVE  EVIDENCE  OF  BORROWERS'  WAIVER  OF THE  RIGHT TO JURY  TRIAL.
FURTHER,  BORROWERS HEREBY CERTIFY THAT NO  REPRESENTATIVE  OR AGENT OF AGENT OR ANY AGENT OR ANY LENDER (INCLUDING
AGENT'S  COUNSEL) HAS REPRESENTED,  EXPRESSLY OR OTHERWISE,  TO BORROWERS THAT AGENT OR ANY LENDER WILL NOT SEEK TO
ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

         Section 10.22.    Harborside of Rhode  Island.  Notwithstanding  any  provision to the contrary  contained
                           ---------------------------
in this  Agreement or any other Loan Document,  to the extent  required by the Department of Health of the State of
Rhode Island or any successor  thereto,  the obligations  under the Loan Documents of HRI, and any other Subsidiary substantially  all the assets of which are located in the State of Rhode  Island  shall not  exceed,  for each such
Subsidiary,  at any time an amount  equal to 80% of the  aggregate  Acquisition  Consideration  (as  defined by the
Rhode Island  Department  of Health) paid by the  Company,  HRI or any other  Subsidiary  for  Facilities  owned or operated by such Subsidiary and located in the State of Rhode Island.

                                                    ARTICLE XI

                                JOINT AND SEVERAL LIABILITY AND SURETYSHIP WAIVERS
                                --------------------------------------------------

         Section 11.1.     Independent  Obligations;  Subrogation.  The Obligations of each Borrower  hereunder are
                           ---------------------------------------
joint and several.  To the maximum  extent  permitted  by law,  each  Borrower  hereby  waives any claim,  right or remedy which either may now have or hereafter  acquire against any other Borrower that arises hereunder  including, without  limitation,  any  claim,  remedy  or  right  of  subrogation,  reimbursement,  exoneration,  contribution, indemnification,  or participation  in any claim,  right or remedy of Lender against any Borrower or any Collateral which Lender now has or hereafter  acquires,  whether or not such claim,  right or remedy  arises in equity,  under contract,  by statute,  under common law or otherwise until the Obligations are fully paid and finally  discharged.
In addition,  each Borrower hereby waives any right to proceed against the other Borrowers,  now or hereafter,  for contribution,  indemnity,  reimbursement  and any other suretyship  rights and claims,  whether direct or indirect, liquidated or  contingent,  whether  arising under  express or implied  contract or by operation of law,  which any
Borrower  may now or  hereafter  have as against the other  Borrowers  with  respect to the  Obligations  until the
Obligations  are fully paid and finally  discharged.  Each Borrower also hereby waives any rights of recourse to or with respect to any asset of the other Borrowers until the Obligations are fully paid and finally discharged.

         Section 11.2.     Authority to Modify  Obligations  and Security.  Each Borrower  authorizes  Agent and/or
                           ----------------------------------------------
Lenders  without notice or demand and without  affecting any  Borrower's  liability  hereunder,  from time to time, whether  before or after any  notice of  termination  hereof or  before  or after any  default  in  respect  of the
Obligations,  to: (a) renew,  extend  accelerate,  or otherwise change the time for payment of, or otherwise change any other term or  condition  of, any  document or  agreement  evidencing  or relating to any  Obligations  as such
Obligations  relate to the other  Borrowers,  including,  without  limitation,  to increase or decrease the rate of interest thereon;  (b) accept,  substitute,  waive,  defease,  increase,  release,  exchange or otherwise alter any
Collateral,  in whole or in part, securing the other Borrower's Obligations;  (c) apply any and all such Collateral and direct the order or manner of sale thereof as Agent and/or Lenders,  in their sole  discretion,  may determine;
(d) deal  with the other  Borrowers  as Agent  and/or  Lenders  may elect;  (e) in  Agent's  and/or  Lenders'  sole discretion,  settle,  release on terms  satisfactory to Agent and/or Lenders,  or by operation of law or otherwise, compound,  compromise,  collect or otherwise  liquidate any of the other Borrowers'  Obligations  and/or any of the
Collateral in any manner,  and bid and purchase any of the  collateral  at any sale thereof;  (f) apply any and all payments or recoveries from the other  Borrowers as Agent and/or  Lenders,  in their sole discretion may determine, whether  or not such  indebtedness  relates  to the  Obligations;  all  whether  such  Obligations  are  secured or unsecured or guaranteed  or not  guaranteed by others;  and (g) apply any sums realized from  Collateral  furnished by the other  Borrowers upon any of its  indebtedness  or obligations to Agent and/or Lenders as they in their sole

                                       79

discretion may  determine,  whether or not such  indebtedness  relates to the  Obligations;  all without in any way diminishing, releasing or discharging the liability of any Borrower hereunder.

         Section 11.3.     Waiver  of  Defenses.  Upon an  Event of  Default  by any  Borrower  in  respect  of any
                           --------------------
Obligations,  Agent and/or  Lenders may, at their option and without  additional  notice to any  Borrower,  proceed directly  against any Borrower to collect and recover the full amount of the  liability  hereunder,  or any portion thereof,  and each Borrower  waives any right to require  Agent and/or  Lenders to:  (a) proceed  against the other
Borrowers  or any other  person  whomsoever;  (b) proceed  against or exhaust  any  Collateral  given to or held by
Agent and/or  Lenders in  connection  with the  Obligations;  (c) give  notice of the terms,  time and place of any public or private sale of any of the  Collateral  except as otherwise  provided  herein;  or  (d) pursue  any other remedy in Agent's and/or  Lenders'  power  whatsoever.  A separate  action or actions may be brought and prosecuted against any Borrower  whether or not action is brought  against the other Borrowers and whether the other Borrowers be joined in any such action or actions;  and each  Borrower  agrees that any payment of any  Obligations  or other act which shall toll any statute of limitations  applicable  thereto shall  similarly  operate to toll such statute of limitations applicable to the liability hereunder.

         Section 11.4.     Exercise  of Lender's  Rights.  Each  Borrower  hereby  authorizes  and  empowers  Agent
                           -----------------------------
and/or  Lenders in their sole  discretion,  without any notice or demand to such  Borrower  whatsoever  and without affecting  the  liability of such Borrower  hereunder,  to exercise any right or remedy which Agent and/or  Lenders may have available to them against the other Borrowers.

         Section 11.5.     Additional  Waivers.  Each  Borrower  waives  any  defense  arising  by  reason  of  any
                           -------------------
disability or other defense of the other  Borrowers or by reason of the cessation from any cause  whatsoever of the liability  of the other  Borrowers  or by reason of any act or omission  of Agent  and/or  Lenders or others  which directly or indirectly  results in or aids the discharge or release of the other  Borrowers or any  Obligations  or any  Collateral  by operation of law or  otherwise.  The  Obligations  shall be  enforceable  against each Borrower without  regard to the validity,  regularity or  enforceability  of any of the  Obligations  with respect to any of the other Borrowers or any of the documents related thereto or any collateral  security  documents  securing any of the  Obligations.  No exercise by Agent  and/or  Lenders of, and no omission of Agent  and/or  Lenders to exercise, any power or authority  recognized  herein and no  impairment  or suspension of any right or remedy of Agent and/or
Lenders  against any  Borrower  or any  Collateral  shall in any way  suspend,  discharge,  release,  exonerate  or otherwise  affect any of the Obligations or any Collateral  furnished by the Borrowers or give to the Borrowers any right of recourse  against  Agent  and/or  Lenders.  Each  Borrower  specifically  agrees that the failure of Agent and/or Lenders (a) to perfect any lien on or security  interest in any property  heretofore or hereafter  given any
Borrower to secure payment of the  Obligations,  or to record or file any document  relating thereto or (b) to file or  enforce  a claim  against  the  estate  (either  in  administration,  bankruptcy  or other  proceeding)  of any
Borrower,  shall not in any manner whatsoever terminate,  diminish,  exonerate or otherwise affect the liability of any Borrower hereunder.

         Section 11.6.     Additional  Indebtedness.  Additional  Obligations  may be created  from time to time at
                           ------------------------
the request of any Borrower and without  further  authorization  from or notice to any other  Borrowers even though the borrowing  Borrowers'  financial  condition may  deteriorate  since the date hereof.  Each Borrower  waives the right,  if any,  to require  Lender to disclose  to such  Borrower  any  information  it may now have or  hereafter acquire  concerning the other  Borrowers'  character,  credit,  Collateral,  financial  condition or other matters.
Each Borrower has  established  adequate means to obtain from the other  Borrowers on a continuing  basis financial and other  information  pertaining to such  Borrower's  business and affairs,  and assumes the  responsibility  for being and keeping  informed of the financial and other  conditions of the other Borrowers and of all  circumstances bearing  upon the risk of  nonpayment  of the  Obligations  which  diligent  inquiry  would  reveal.  Agent  and/or
Lenders  need not inquire  into the powers of any  Borrower or the  authority  of any of its  officers,  directors, partners or agents  acting or  purporting to act in its behalf,  and any  obligations  created in reliance upon the purported  exercise of such power or authority is hereby  guaranteed.  All  obligations  of each  Borrower to Agent and/or  Lenders  heretofore,  now or  hereafter  created  shall be deemed to have been  granted at each  Borrower's special insistence and request and in consideration of and in reliance upon this Agreement.

         Section 11.7.     Subordination.  Except as otherwise  provided in this Section 11.7, any  indebtedness of
                           -------------
any Borrower now or hereafter  owing to any other  Borrowers is hereby  subordinated  to the  Obligations,  whether heretofore,  now or hereafter  created,  and whether before or after notice of termination  hereof,  and, following

                                       80

the occurrence and during the  continuation of an Event of Default,  no Borrower  shall,  without the prior consent of Agent,  pay in whole or in part any of such  indebtedness nor will any such Borrower accept any payment of or on account of any such  indebtedness  at any time while such  Borrower  remains  liable  hereunder.  At the request of
Agent,  after the  occurrence and during the  continuance of an Event of Default,  each Borrower shall pay to Agent
(for the  benefit  of all  Lenders)  all or any part of such  subordinated  indebtedness  and any amount so paid to
Agent (for the  benefit of all  Lenders)  shall be applied  to  payment  of the  Obligations.  Each  payment on the indebtedness  of any Borrower to the other  Borrowers  received in violation of any of the provisions  hereof shall be deemed to have been  received by any other  Borrowers  as trustee  for Agent (for the  benefit of  Lenders)  and shall be paid over to Agent (for the  benefit of all  Lenders)  immediately  on  account  of the  Obligations,  but without  otherwise  affecting  in any manner any such  Borrower's  liability  under any of the  provisions  of this
Agreement.  Each  Borrower  agrees to file all  claims  against  the other  Borrowers  in any  bankruptcy  or other proceeding in which the filing of claims is required by law in respect of any  indebtedness  of the other Borrowers to such  Borrower,  and Agent (for the benefit of Lenders) shall be entitled to all of any such  Borrower's  rights thereunder.  If for any reason any such  Borrower  fails to file such claim at least  thirty (30) days prior to the last date on which such claim should be filed,  Agent, as such Borrower's  attorney-in-fact,  is hereby  authorized to do so in Borrowers'  name, or in Agent's  discretion,  to assign such claim to, and cause a proof of claim to be filed in the name of,  Agent's  nominee.  In all such cases,  whether in  administration,  bankruptcy or otherwise, the person or  persons  authorized  to pay such claim  shall pay to Agent  (for the  benefit of  Lenders)  the full amount  payable  on the  claim in the  proceeding,  and to the full  extent  necessary  for that  purpose  any such
Borrower  hereby  assigns to Agent (for the  benefit of  Lenders)  all such  Borrower's  rights to any  payments or distributions  to which such Borrower  otherwise would be entitled.  If the amount so paid is greater than any such
Borrower's  liability  hereunder,  Agent (for the  benefit  of  Lenders)  will pay the  excess  amount to the party entitled thereto.

         Section 11.8.     Revival.  If  any.payments  of money or  transfers  of  property  made to Agent (for the
                           -------
benefit of Lenders) by any Borrower should for any reason  subsequently be declared to be, or in Agent's  counsel's good faith  opinion be  determined  to be,  fraudulent  (within the meaning of any state or federal law relating to fraudulent  conveyances),  preferential  or otherwise  voidable or  recoverable  in whole or in part for any reason
(hereinafter  collectively  called  "voidable  transfers")  under the Bankruptcy Code or any other federal or state law and Agent or Lenders  are  required to repay or restore,  or in Agent's  counsel's  opinion may be so liable to repay or restore,  any such voidable transfer,  or the amount or any portion thereof,  then as to any such voidable transfer or the amount repaid or restored and all reasonable costs and expenses  (including  reasonable  attorneys'
fees) of Agent and Lenders related thereto,  such Borrower's  liability  hereunder shall  automatically be revived, reinstated and restored and shall exist as though such voidable transfer had never been made.

         Section 11.9.     Understanding  of  Waivers.  Each  Borrower  warrants  and agrees  that the  waivers set
                           --------------------------
forth in this  Article 11  are made with full  knowledge of their  significance  and  consequences.  If any of such waivers are  determined  to be contrary to any  applicable  law or public  policy,  such waivers shall be effective only to the maximum extent permitted by law.

                                                [SIGNATURES FOLLOW]

                                       81

         IN WITNESS  WHEREOF,  intending to be legally  bound,  and intending  that this  Agreement  constitutes an instrument  executed  under seal,  the parties have caused this  Agreement to be executed under seal as of the date first written above.

                                    LENDERS:

                                    HELLER HEALTHCARE FINANCE, INC.,
                                    a Delaware corporation

                                    By: _______________________________________________(SEAL)
                                        Name:
                                        ------------------------------------------------
                                        Title:
                                        ------------------------------------------------

                                    AGENT:

                                    HELLER HEALTHCARE FINANCE, INC.,
                                    a Delaware corporation

                                    By: _______________________________________________(SEAL)
                                        Name:
                                        ------------------------------------------------
                                        Title:
                                        ------------------------------------------------

                                                        S-1

                                    BORROWERS:

                                    HARBORSIDE HEALTHCARE CORPORATION

                                    By:
                                        ---------------------------------------------------------
                                        Name:    Stephen L. Guillard
                                        Title:   Chairman and Chief Executive Officer

                                    BAY TREE NURSING CENTER CORP.
                                    BELMONT NURSING CENTER CORP.
                                    COUNTRYSIDE CARE CENTER CORP.
                                    HARBORSIDE HEALTH I CORPORATION
                                    HARBORSIDE TOLEDO CORP.
                                    KHI CORPORATION
                                    MARYLAND HARBORSIDE CORP.
                                    NEW JERSEY HARBORSIDE CORP.
                                    OAKHURST MANOR NURSING CENTER CORP.
                                    ORCHARD RIDGE NURSING CENTER CORP.
                                    SUNSET POINT NURSING CENTER CORP.
                                    WEST BAY NURSING CENTER CORP.

                                    By:
                                        ---------------------------------------------------------
                                        Name:    Stephen L. Guillard
                                        Title:   President

                                    HARBORSIDE OF CLEVELAND LIMITED PARTNERSHIP
                                    HARBORSIDE CONNECTICUT LIMITED PARTNERSHIP
                                    HARBORSIDE DANBURY LIMITED PARTNERSHIP
                                    HARBORSIDE OF DAYTON LIMITED PARTNERSHIP
                                    HARBORSIDE HEALTHCARE BALTIMORE LIMITED PARTNERSHIP
                                    HARBORSIDE MASSACHUSETTS LIMITED PARTNERSHIP
                                    HARBORSIDE NORTH TOLEDO LIMITED PARTNERSHIP
                                    HARBORSIDE OF OHIO LIMITED PARTNERSHIP
                                    HARBORSIDE RHODE ISLAND LIMITED PARTNERSHIP
                                    HARBORSIDE REHABILITATION LIMITED PARTNERSHIP
                                    RIVERSIDE RETIREMENT LIMITED PARTNERSHIP

                                    By: HARBORSIDE HEALTH I CORPORATION, its general partner

                                        By:
                                            -----------------------------------------------------
                                            Name:    Stephen L. Guillard
                                            Title:   President

                                                        S-2

                                    HARBORSIDE HEALTHCARE ADVISORS LIMITED PARTNERSHIP
                                    HARBORSIDE HEALTHCARE LIMITED PARTNERSHIP

                                    By: KHI CORPORATION, its general partner

                                        By:
                                            -----------------------------------------------------
                                            Name:    Stephen L. Guillard
                                            Title:   President

                                    HARBORSIDE NEW HAMPSHIRE LIMITED PARTNERSHIP
                                    HARBORSIDE TOLEDO LIMITED PARTNERSHIP
                                    HHCI LIMITED PARTNERSHIP

                                    By: HARBORSIDE TOLEDO CORP., its general partner

                                        By:
                                           --------------------------------------------
                                            Name:    Stephen L. Guillard
                                            Title:   President

                                                        S-3

                                    HARBORSIDE HEALTHCARE MANAGEMENT, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Stephen L. Guillard
                                        Title:   President

                                                        S-4

                                    FALMOUTH HEALTHCARE, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Emmanual Fredurra
                                        Title:   President

                                                        S-5

                                    FLORIDA HOLDINGS I, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Samuel Politz
                                        Title:   President

                                                        S-6

                                    FLORIDA HOLDINGS II, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Samuel Politz
                                        Title:   President

                                                        S-7

                                    FLORIDA HOLDINGS III, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Samuel Politz
                                        Title:   President

                                                        S-8

                                    FLORIDA ADMINISTRATIVE SERVICES, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Samuel Politz
                                        Title:   President

                                                        S-9

                                    LTC LEASING, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Samuel Politz
                                        Title:   President

                                                        S-10

                                    HARBORSIDE ADMINISTRATIVE SERVICES, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    John Guida
                                        Title:   President

                                                        S-11

                                    MARIETTA HEALTHCARE, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    David Schneider
                                        Title:   President

                                                        S-12

                                    MASHPEE HEALTHCARE, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Robert Theroux
                                        Title:   President

                                                        S-13

                                    MASSACHUSETTS HOLDINGS I, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Francis Murphy
                                        Title:   President

                                                        S-14

                                    OHIO HOLDINGS I, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Francis Murphy
                                        Title:   President

                                                        S-15

                                    WAKEFIELD HEALTHCARE, LLC

                                    By:
                                         ----------------------------------------
                                        Name:    Paul Zani
                                        Title:   President

                                                        S-16

                                    WESTFIELD HEALTHCARE, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Ray Cyr
                                        Title:   President

                                                        S-17

                                    1240 PINEBROOK ROAD, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Marguerite Kraska
                                        Title:   President

                                                        S-18

                                    1501 SE 24TH ROAD, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Brad Evans
                                        Title:   President

                                                        S-19

                                    1775 HUNTINGTON LANE, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Stacey Stabler
                                        Title:   President

                                                        S-10

                                    HUNTINGTON PLACE LIMITED PARTNERSHIP

                                    By: 1775 HUNTINGTON LANE, LLC, its general partner

                                        By:
                                           ------------------------------------
                                            Name:    Stacey Stabler
                                            Title:   President

                                                        S-21

                                    1980 SUNSET POINT ROAD, LLC

                                    By:
                                        ---------------------------------------
                                        Name:    Lynda Lovell
                                        Title:   President

                                                        S-22

                                    2600 HIGHLANDS BOULEVARD, NORTH, LLC

                                    By:
                                        ---------------------------------------
                                        Name:    Rich Fenton
                                        Title:   President

                                                        S-23

                                    2900 TWELFTH STREET NORTH, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Dwayne Graham
                                        Title:   President

                                                        S-24

                                    3865 TAMPA BAY ROAD, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Jeff Ward
                                        Title:   President

                                                        S-25

                                    4602 NORTHGATE COURT, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Brad Lee
                                        Title:   President

                                                        S-26

                                    4927 VOORHEES ROAD, LLC

                                    By:
                                        ----------------------------------------
                                        Name:    Kimberly Smith
                                        Title:   President

                                                        S-27

                                    HHC 1998-1 TRUST

                                    By: Wilmington Trust Company,
                                        its Trustee

                                        By:
                                        --------------------------------------------------------------
                                            Name:
                                                  -----------------------------------------------------
                                            Title:
                                                  -----------------------------------------------------

                                                        S-28

ACKNOWLEDGMENT:
---------------

Harborside  Administrative  Services,  LLC  acknowledges and agrees that pursuant to Section 7.6 of this Agreement, the  management  fees with respect to the nursing  homes  located in the states of  Massachusetts,  New  Hampshire,
Ohio,  Connecticut,  Rhode Island,  Maryland, and Indiana will not be paid by the Borrowers after the occurrence of an Event of Default.

                                    HARBORSIDE ADMINISTRATIVE SERVICES, LLC

                                    By:
                                        ---------------------------------------------------------
                                        Name:
                                                ------------------------------------------------
                                        Title:
                                                ------------------------------------------------

                                                        S-29

ACKNOWLEDGMENT:
---------------

Florida Administrative  Services,  LLC acknowledges and agrees that pursuant to Section 7.6 of this Agreement,  the management  fees  with  respect  to the  nursing  homes  located  in the state of  Florida  will not be paid by the
Borrowers after the occurrence of an Event of Default.

                                    FLORIDA ADMINISTRATIVE SERVICES, LLC

                                    By:
                                        ---------------------------------------------------------
                                        Name:
                                                ------------------------------------------------
                                        Title:
                                                 ------------------------------------------------

                                                        S-30